UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21475

                             RBC Funds Trust

(Exact name of registrant as specified in charter)

50 South Sixth Street, Suite 2350

                                 Minneapolis, MN 55402

(Address of principal executive offices) (Zip code)

Tara Tilbury

50 South Sixth Street, Suite 2350

                                 Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (612) 376-7132

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

	RBC Funds

About your Annual Report

This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

The RBC Funds compare their performance against various indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.com.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.com; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Each year the Trust files its proxy voting record for the twelve-month period ended June 30 with the SEC on Form N-PX no later than August 31. The records can be obtained on the SEC’s website at www.sec.gov and without charge by calling the Funds at 1-800-422-2766.

A schedule of each Fund’s portfolio holdings is filed with the Commission for the first and third quarters of each fiscal year on Form N-PORT. This information is available on the Commission’s website at http://www.sec.gov and on the Funds’ website at www.dfinview.com/usrbcgam.

Table of	Letter from the Portfolio Manager of Emerging Market Equities	1
Contents	Letter from the Portfolio Manager of Global Equities	3
	Portfolio Managers	6
	Performance Summary (Unaudited)	7
	Management Discussion and Analysis (Unaudited)
	- RBC Emerging Markets Equity Fund	10
	- RBC Emerging Markets Value Equity Fund	12
	- RBC Global Equity Leaders Fund	14
	- RBC Global Opportunities Fund	16
	- RBC International Opportunities Fund	18
	Schedule of Portfolio Investments	20
	Financial Statements
	- Statements of Assets and Liabilities	38
	- Statements of Operations	42
	- Statements of Changes in Net Assets	45
	Financial Highlights	50
	Notes to Financial Statements	62
	Report of Independent Registered Public Accounting Firm	81
	Other Federal Income Tax Information (Unaudited)	82
	Management (Unaudited)	84
	Share Class Information (Unaudited)	87
	Supplemental Information (Unaudited)	88
	Approval of Investment Advisory Agreement (Unaudited)	90
	Statement Regarding Liquidity Risk Management Program (Unaudited)	91

LETTER FROM THE PORTFOLIO MANAGER OF EMERGING MARKET EQUITIES

Dear Shareholder:

Market Review

After staging a strong comeback in 2020, developed and emerging markets diverged in performance significantly in 2021, and this has continued into 2022. China’s significant underperformance during the period drove the MSCI Emerging Markets Index lower as a heightened regulatory environment and relatively tighter monetary and fiscal policies weighed on growth and investor sentiment. China represented over 40% of the MSCI Emerging Markets Index at the beginning of 2021 and represented around 30% as of March 31, 2022. Much of 2021 was also marked by political uncertainty in the Latin American region; however, more recently, concerns have subsided, staging strong comebacks in markets such as Brazil and Chile. Despite weaker performance in emerging markets, cyclical sectors, particularly financials, utilities and materials, have held up well. However, more recently, the Russia-Ukraine crisis has weighed further on financial markets, with index providers removing Russia due to liquidity.

Portfolio Review – RBC Emerging Markets Equity Fund

For the 12-month period ended March 31, 2022, the Fund had an annualized total return of -11.97% (Class I shares). That compares to an annualized total return of -11.37% for the MSCI Emerging Markets Net Total Return USD Index, the Fund’s primary benchmark.

Historically, the Fund tends to outperform in down-market periods, perform in line with the index in up-market periods, and underperform in more value-oriented markets, which was the experience for the trailing 12-month period.

At the country level, the Fund’s underweight exposure to and stock selection in China were the primary benefits to performance for the period. The Fund also saw positive contribution from having zero exposure to Russia, though lack of exposure to the United Arab Emirates (“UAE”) weighed on relative returns. The Fund’s overweight exposure to India benefited relative returns; however, this was offset by weaker stock selection in the country.

At the sector level, stock selection in consumer staples, health care and consumer discretionary was particularly strong. Overweight exposure to financials benefited relative returns; however, stock selection within the sector offset those gains. Lack of exposure to energy and utilities was a modest detractor, while underweight exposure to consumer discretionary benefited performance.

Portfolio Review – RBC Emerging Markets Value Equity Fund

For the 12-month period ended March 31, 2022, the Fund had an annualized total return of -10.95% (Class I shares). That compares to an annualized total return of -11.37% for the MSCI Emerging Markets Net Total Return USD Index, the Fund’s primary benchmark.

While out of favor in recent years, value stocks have begun to stage a comeback. Stock selection was the primary driver of outperformance.

At the country level, stock selection in and underweight exposure to China drove outperformance. Stock selection was also strong in Brazil and South Korea, though weaker in India. The Fund’s exposure to Russia detracted, though an underweight exposure offset a large portion of that performance.

At the sector level, stock selection in information technology and consumer discretionary benefited relative returns. Underweight exposure and stock selection in energy were also positive. The positive effect of overweight exposure to financials was offset by weaker stock selection within the sector. Stock selection in consumer staples weighed on relative returns.

Outlook

Despite the relatively disappointing performance of emerging markets in recent years, there have been clear winners and losers. We believe active fund management will be vital in this environment to deliver satisfactory returns to investors. For example, we will likely see fund managers emphasise environmental, social and governance (“ESG”) factors and consider opportunities outside of the benchmark.

LETTER FROM THE PORTFOLIO MANAGER OF EMERGING MARKET EQUITIES

In terms of investment positioning, the RBC Emerging Markets Equity Team continues to focus on high quality companies with sustainable advantages, talented management teams and strong balance sheets and cash flows. From a top-down perspective, we remain focused on secular themes to ensure the portfolio is positioned in areas of long-term structural growth, while seeking to avoid those areas in decline.

Phil Langham

Senior Portfolio Manager and Head, Emerging Market Equities

RBC Global Asset Management (UK) Limited

The information provided herein represents the opinions of the Funds’ Portfolio Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The RBC Emerging Markets Value Equity Fund invests in value stocks, which may not increase in price as anticipated by the Adviser if they fall out of favor with investors or the markets favor faster growing companies. The Funds may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price. A Fund’s consideration of ESG factors could cause it to perform differently compared to funds that do not take ESG factors into account. These risks are described more fully in the prospectus.

The MSCI Emerging Markets Net Total Return USD Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It captures large and mid capitalization representation across emerging markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

Cash flow is the total amount of cash coming into and going out of a business.

Fund performance attribution data excludes Fund holdings that are fair valued.

Past performance does not guarantee future results.

LETTER FROM THE PORTFOLIO MANAGER OF GLOBAL EQUITIES

Dear Shareholder:

Market Review

Global equity markets continued to grind higher throughout the calendar year with several developed market indices delivering strong gains, most notably the U.S. market which benefitted from a resurgent U.S. economy as coronavirus restrictions were largely lifted. Developing markets were more challenged as Chinese equities were weighed down by various regulatory announcements aimed at curtailing the market dominance of several high profile technology platforms as well as moves designed to foster more equitable prosperity. In recent months, stock markets have become more volatile as investors grapple with tighter financial conditions and heightened geopolitical risks.

Rebounding economic growth and continued supply chain challenges resulted in higher and more persistent inflation than many investors and central bankers were initially assuming, which led to a fairly dramatic shift in future interest rate expectations. The Federal Reserve appears poised to embark on a significant monetary policy tightening campaign in an attempt to reign in elevated inflationary conditions. The long term implications of Russia’s invasion of Ukraine, beyond the near-term tragic loss of human lives, remains unclear but could well have significant consequences for political policies and supply chain management, most notably for countries without secure domestic sources of energy.

Portfolio Review – RBC Global Opportunities Fund

For the 12-month period ended March 31, 2022, the Fund had an annualized total return of 3.09% (Class I shares). That compares to an annualized total return of 7.28% for the MSCI ACWI Net Total Return USD Index, the Fund’s primary benchmark.

Stock selection was responsible for the majority of negative excess returns. Underperformance in industrials and consumer discretionary holdings offset positive alpha derived from communication services and health care positions. At the stock level, relative returns were aided by Blackstone, the U.S.-listed alternative assets manager that continued to attract significant asset inflows and deliver strong performance across private equity, real estate and credit markets. Other positive contributors included one of the leading U.S.-listed graphics processing chip manufacturer NVIDIA and U.S. health care insurance and services provider UnitedHealth Group. Stocks that detracted from returns were Spanish clothing company Industria de Diseno Textil, Japanese industrial Nidec and Apple, the U.S. technology company whose stock performed strongly but was not owned in the portfolio.

Portfolio Review – RBC Global Equity Leaders Fund

For the period from December 15, 2021 (the Fund’s commencement of operations) through March 31, 2022, the Fund had a total return of -9.60% (Class I shares). That compares to a total return of -11.40% for the MSCI ACWI Net Total Return USD Index, the Fund’s primary benchmark.

Stock selection was responsible for the majority of negative excess returns. Underperformance in materials and consumer discretionary holdings offset positive alpha derived from communication services and information technology positions. At the stock level, relative returns were aided by T-Mobile, the U.S.-listed telecommunications provider that continued to gain market share and add postpaid subscribers. Other positive contributors included Norwegian oil and gas production company Equinor and U.S. health care insurance and services provider UnitedHealth Group. Stocks that detracted from returns were U.S.-listed fragrance and beauty company Estee Lauder, U.S.-headquartered water treatment and hygiene provider Ecolab and Spanish clothing company Industria de Diseno Textil.

Portfolio Review – RBC International Opportunities Fund

For the 12-month period ended March 31, 2022, the Fund had an annualized total return of -5.45% (Class I shares). That compares to an annualized total return of -1.48% for the MSCI ACWI ex USA Net Total Return USD Index, the Fund’s primary benchmark.

Stock selection was responsible for the majority of negative excess returns. Underperformance in financials and Industrials holdings offset positive alpha derived from materials and health care positions.

LETTER FROM THE PORTFOLIO MANAGER OF GLOBAL EQUITIES

At the stock level, relative returns were aided by Norwegian oil and gas producer Equinor that benefited from rising commodity prices and investments in renewable energy projects. Other positive contributors included the Taiwanese financial E.Sun Financial Holdings and Canadian-listed miner First Quantum Minerals. Stocks that detracted were South African-listed technology holding company Naspers, Japanese industrial Nidec and Spanish clothing company Industria de Diseno Textil.

Outlook

The outlook for corporate profitability appears uncertain at present. On the one hand, companies have benefited from robust top-line growth and appear, so far, to be able to exercise sufficient pricing power to protect profit margins from rising input and labor costs. However, as rising interest rates and elevated inflationary levels likely begin to weigh on economic growth, the outlook for corporate profitability appears to face some potential headwinds. Against such a backdrop, stock prices may remain volatile, which will place extra emphasis on effective portfolio construction and disciplined risk management.

Our long-held belief in owning great businesses at attractive valuations remains unwavering despite recent performance set-backs. Whilst the near-term outlook is uncertain, over the long run, share prices historically follow company fundamentals. By investing in leading companies that enjoy strong competitive advantages, we remain optimistic that we can deliver attractive risk-adjusted returns for our investors.

Habib Subjally

Senior Portfolio Manager and Head, Global Equities

RBC Global Asset Management (UK) Limited

The information provided herein represents the opinions of the Fund Portfolio Manager and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The RBC Global Opportunities Fund and the RBC International Opportunities Fund may focus their investments in a region or small group of countries. As a result, the Funds’ performance may be subject to greater volatility than a more geographically diversified fund. The RBC Global Opportunities Fund and the RBC International Opportunities Fund invest in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. The RBC Global Equity Leaders Fund is new with no operating history or track record on which to base investment decisions. The RBC Global Equity Leaders Fund is non-diversified, which means it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual security volatility than a diversified fund. A Fund’s consideration of environmental, social, and governance (“ESG”) factors could cause it to perform differently compared to funds that do not take ESG factors into account. These risks are described more fully in the prospectus.

The MSCI ACWI Net Total Return USD Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance of developed and emerging markets. It captures large and mid capitalization representation across developed markets and emerging markets countries and covers approximately 85% of the global investable equity opportunity set. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

The MSCI ACWI ex USA Net Total Return USD Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. It captures large and mid capitalization representation across developed markets and emerging markets countries excluding the U.S. and covers approximately 85% the global investable equity opportunity set outside the U.S. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

Past performance does not guarantee future results.

LETTER FROM THE PORTFOLIO MANAGER OF GLOBAL EQUITIES

Alpha is a risk-adjusted performance measurement of a portfolio’s excess return relative to its benchmark after considering its risk relative to the benchmark.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk. Please refer to the Schedule of Investments in this report for complete list of Fund holdings.

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”) serves as the investment advisor and RBC Global Asset Management (UK) Limited (“RBC GAM-UK”) serves as the investment sub-advisor to the Funds and is responsible for the overall management of the Funds’ portfolios. The individual primarily responsible for the day-to-day management of each Fund’s portfolio is set forth below.

Philippe Langham

Senior Portfolio Manager and Head of Emerging Market Equities

Philippe Langham is Head of Emerging Market Equities at RBC GAM-UK and is responsible for portfolio management of RBC Emerging Markets Equity Fund. Philippe joined RBC GAM-UK in November 2009 from Societe Generale Asset Management, where he was Head of Global Emerging Markets. He was previously Director and Head of Emerging Markets and Asia at Credit Suisse in Zurich. Prior to that, he managed Global Emerging Markets, Asian, Latin American and U.S. portfolios for nine years at the Kuwait Investment Office. Philippe holds a BSc in economics from the University of Manchester in England and is a Chartered Accountant.

Laurence Bensafi

Senior Portfolio Manager and Deputy Head of Emerging Markets Equity

Laurence Bensafi is Deputy Head of Emerging Markets Equity at RBC GAM-UK and is responsible for portfolio management of RBC Emerging Markets Value Equity Fund. Prior to joining RBC GAM-UK in 2013, Laurence was the Head of Aviva Investors’ Emerging Markets team, where she was responsible for managing Global Emerging Markets income funds and for developing quantitative stock selection and analysis models. Laurence began her investment career as a Quantitative Analyst at Societe Generale Asset Management, supporting European and Global Equity portfolio management by developing quantitative models to assist in the portfolio construction and security selection process. In 1997, Laurence obtained a Magistere d’Economiste Statisticien & D.E.S.S. Statistique et Econometrie from Toulouse University in France. Laurence is a CFA charterholder.

Habib Subjally

Senior Portfolio Manager and Head of Global Equities

Habib Subjally is Head of Global Equities at RBC GAM-UK and is responsible for portfolio management of RBC Global Opportunities Fund, RBC International Opportunities Fund and RBC Global Equity Leaders Fund. Prior to joining RBC GAM-UK in 2014 Habib and his team spent eight years together at First State managing global equities. Previously he was Head of Small & Mid Cap Research at Credit Suisse and Head of the Global equities team at Invesco. Habib began his fund management career at Merrill Lynch Investment Managers, where he was Head of North American and Global equities research. He holds a BSc (Hons) from the London School of Economics and holds Chartered Accountant and ASIP designations.

PERFORMANCE SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2022 (Unaudited)

	1 Year	3 Year	5 Year	Since Inception(a)	Net Expense Ratio(b)(c)	Gross Expense Ratio(b)(c)
RBC Emerging Markets Equity Fund
Class A
- Including Max Sales Charge of 5.75%	(17.21)%	2.11%	4.68%	4.61%
- At Net Asset Value	(12.17)%	4.14%	5.94%	5.36%	1.13%	1.45%
Class I
- At Net Asset Value	(11.97)%	4.42%	6.22%	5.61%	0.88%	0.99%
Class R6
- At Net Asset Value	(11.99)%	4.40%	6.19%	5.71%	0.88%	0.88%

MSCI Emerging Markets Net Total Return USD Index(d)	(11.37)%	4.94%	5.98%	4.14%
RBC Emerging Markets Value Equity Fund
Class I
- At Net Asset Value	(10.95)%	6.06%	N/A	1.63%	0.95%	1.97%
Class R6
- At Net Asset Value	(10.84)%	6.13%	N/A	1.70%	0.88%	3.37%

MSCI Emerging Markets Net Total Return USD Index(d)	(11.37)%	4.94%	N/A	2.31%
RBC Global Equity Leaders Fund(e)
Class A
- Including Max Sales Charge of 5.75%	N/A	N/A	N/A	(14.89)%
- At Net Asset Value	N/A	N/A	N/A	(9.70)%	1.00%	2.26%
Class I
- At Net Asset Value	N/A	N/A	N/A	(9.60)%	0.75%	1.60%
Class R6
- At Net Asset Value	N/A	N/A	N/A	(9.60)%	0.70%	1.58%

MSCI ACWI (Net) Total Return USD Index	N/A	N/A	N/A	(11.40)%
RBC Global Opportunities Fund
Class A
- Including Max Sales Charge of 5.75%	(3.05)%	11.91%	13.33%	11.05%
- At Net Asset Value	2.86%	14.16%	14.68%	11.95%	1.00%	33.95%
Class I
- At Net Asset Value	3.09%	14.44%	14.95%	12.15%	0.75%	0.98%
Class R6
- At Net Asset Value	3.11%	14.50%	15.00%	12.20%	0.70%	0.89%

MSCI ACWI Net Total Return USD Index(d)	7.28%	13.75%	11.64%	9.30%

PERFORMANCE SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2022 (Unaudited)

	1 Year	3 Year	5 Year	Since Inception(a)	Net Expense Ratio(b)(c)	Gross Expense Ratio(b)(c)

RBC International Opportunities Fund
Class A
- Including Max Sales Charge of 5.75%	(11.12)%	6.98%	7.52%	4.92%
- At Net Asset Value	(5.68)%	9.12%	8.80%	5.77%	1.05%	3.66%
Class I
- At Net Asset Value	(5.45)%	9.76%	9.28%	6.13%	0.80%	1.10%
Class R6
- At Net Asset Value	(5.47)%	9.78%	9.32%	6.18%	0.75%	24.82%

MSCI ACWI ex US Index(d)	(1.48)%	7.51%	6.76%	4.61%

Parentheses indicate negative performance returns.

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. For performance data current to the most recent month-end go to www.rbcgam.com. Please see footnotes below.

(a)

The since inception date (commencement of operations) is December 20, 2013 for RBC Emerging Markets Equity Fund for Class A and Class I shares and November 22, 2016 for Class R6 shares, February 9, 2018 for RBC Emerging Markets Value Equity Fund for Class I and Class R6 shares and December 3, 2014 for RBC Global Opportunities Fund and RBC International Opportunities Fund for Class I shares, November 22, 2016 for Class R6 shares and January 28, 2020 for Class A Shares. The performance in the table for Class R6 shares prior to November 22, 2016 reflects the performance of the Class I shares since the Fund’s inception, adjusted to reflect the fees and expenses of Class R6 shares. The performance in the table for Class A shares of Global Opportunities Fund and International Opportunities Fund prior to January 28, 2020, reflects the performance of Class I shares since the Fund’s inception, adjusted to reflect the fees and expenses of Class A shares.

(b)

The Funds’ expenses reflect expense ratios shown in the prospectus dated July 29, 2021 (December 15, 2021 for Global Equity Leaders Fund). For current expense ratio information, please see the Financial Highlights starting on page 50.

(c)

The Advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Fund to the levels disclosed in the Funds’ prospectus until July 31, 2023 (September 30, 2023 for RBC Emerging Markets Equity Fund).

(d)

Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

(e)

The inception date for the RBC Global Equity Leaders Fund is December 15, 2021. Short term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns.

PERFORMANCE SUMMARY (UNAUDITED)

MSCI Emerging Markets Net Total Return USD Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It captures large and mid capitalization representation across emerging markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

The MSCI ACWI ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. It captures large and mid capitalization representation across developed markets and emerging markets countries excluding the U.S. and covers approximately 85% the global investable equity opportunity set outside the U.S. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

MSCI ACWI Net Total Return USD Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance of developed and emerging markets. It captures large and mid capitalization representation across developed markets and emerging markets countries and covers approximately 85% of the global investable equity opportunity set. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets Equity Fund

Investment Strategy	Seeks to provide long-term capital growth by investing, under normal circumstances, at least 80% of its assets in equity securities and/or investments that provide exposure to equity securities of issuers tied to emerging market countries that are considered by the Fund to have the potential to provide long-term capital growth.

Performance	For the 12-month period ended March 31, 2022, the Fund had an annualized total return of -12.00% (Class I). That compares to an annualized total return of -11.37% for the MSCI Emerging Markets Net Total Return USD Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  Sector weighting was positive for the period, particularly the Fund’s overweight exposure to Financials as well as underweight exposure to Consumer Discretionary.

•  Stock selection was strong in Consumer Staples and Healthcare.

•  Underweight exposure and stock selection in China benefited relative returns, as did the Fund’s zero exposure to Russia.

Factors That Detracted From Relative Returns

•  Underweight exposure and stock selection in Materials detracted from relative returns, as did stock selection in Financials.

•  The Fund’s zero exposure to Energy and Utilities contributed negatively to the Fund’s returns.

•  Stock selection in India detracted from relative returns, along with the Fund’s zero weight to Saudi Arabia.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money. These risks are described more fully in the prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.
Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets Equity Fund

Long-term growth of capital.				Investment Objective

MSCI Emerging Markets Net Total Return USD Index				Benchmark

				Asset Allocation as of 3/31/22 (% of Fund’s investments) & Top Five Industries (as of 3/31/22) (% of Fund’s net assets)
*Includes U.S. dollar denominated cash equivalent investments representing 1.06% of investments.

Taiwan Semiconductor Manufacturing Co. Ltd.	6.98%	Ping An Insurance Group Co. of China Ltd.	3.09%	Top Ten Holdings (excluding investment companies) (as of 3/31/22) (% of Fund’s net assets)
SK Hynix, Inc.	5.79%	Dr Reddy’s Laboratories Ltd.	2.83%
Tata Consultancy Services Ltd.	4.60%	Fomento Economico Mexicano SAB de CV	2.79%
Tencent Holdings Ltd.	4.38%	AIA Group Ltd.	2.77%
Antofagasta Plc	4.38%
Housing Development Finance Corp. Ltd.	3.53%

*A listing of all portfolio holdings can be found beginning on page 20

				Growth of $250,000 Initial Investment Since Inception (12/20/13)

The graph reflects an initial hypothetical investment of $250,000 over the period from December 20, 2013 (commencement of operations) to March 31, 2022 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. This chart does not imply any future performance.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets Value Equity Fund

Investment Strategy	Seeks to provide long-term capital growth by investing, under normal circumstances, at least 80% of its assets in equity securities tied to emerging market countries that are considered to be undervalued in relation to earnings, dividends and/or assets.

Performance	For the 12-month period ended March 31, 2022, the Fund had an annualized total return of -10.95% (Class I). That compares to an annualized total return of -11.37% for the MSCI Emerging Markets Net Total Return USD Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  Sector weighting and stock selection at the sector level contributed positively to relative returns, with particularly strong stock selection in Information Technology, Financials and Consumer Discretionary.

•  Overweight exposure and stock selection benefited relative returns in Industrials.

•  Overall country weighting and stock selection was also positive, with underweight exposure and selection in China driving outperformance.

Factors That Detracted From Relative Returns

•  Stock selection in Financials detracted from relative returns, as did stock selection in Consumer Staples.

•  Underweight exposure to Materials and Utilities detracted from the Fund’s relative performance.

•  Stock selection and underweight exposure in India detracted from relative returns, along with zero weight to Saudi Arabia.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund invests in value stocks, which may not increase in price as anticipated by the Adviser if they fall out of favor with investors or the markets favor faster growing companies. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money. These risks are described more fully in the prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.
Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Emerging Markets Value Equity Fund

Long-term growth of capital.				Investment Objective

MSCI Emerging Markets Net Total Return USD Index				Benchmark

				Asset Allocation as of 3/31/22 (% of Fund’s investments) & Top Five Industries (as of 3/31/22) (% of Fund’s net assets)
*Includes U.S. dollar denominated cash equivalent investments representing 3.36% of investments.

Samsung Electronics Co. Ltd.	5.29%	Naspers Ltd.	2.20%	Top Ten Holdings (excluding investment companies) (as of 3/31/22) (% of Fund’s net assets)
Alibaba Group Holding Ltd.	4.19%	Antofagasta Plc	1.92%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.67%	Axis Bank Ltd.	1.91%
Ping An Insurance Group Co. of China Ltd.	2.54%	Banco do Brasil SA	1.83%
Ping An Bank Co. Ltd.	2.37%	Hypera SA	1.68%
*A listing of all portfolio holdings can be found beginning on page 23

				Growth of $250,000 Initial Investment Since Inception (2/9/18)

The graph reflects an initial hypothetical investment of $250,000 over the period from February 9, 2018 (commencement of operations) to March 31, 2022 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. This chart does not imply any future performance.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Global Equity Leaders Fund

Investment Strategy	Seeks to achieve its investment objective by primarily investing in equity securities of issuers located throughout the world, including both developed and emerging markets. The Fund will invest in equity securities of issues located in at least three countries. The equity securities in which the Fund may invest will generally be issued by mid- to large-capitalization companies. The Fund will typically invest in 20 to 40 equity securities of companies that the Sub-Adviser believes are, or have the potential to become, leaders in their respective industries.

Performance	Since the Fund’s inception on December 15, 2021, the Fund delivered a net return of -9.60% (Class I) as of March 31, 2022. During this period, the MSCI ACWI Net Total Return USD Index, the Fund’s primary benchmark, had a total return of -11.40%.

Factors That Made Positive Contributions

Individual stock selection that had the most significant positive contributions to the Fund’s performance included:

•  T-Mobile, the U.S. telecommunications provider as it added post-paid subscribers.

•  Norwegian oil and gas production company Equinor.

•  U.S. healthcare insurance and services provider, UnitedHealth Group.

Factors That Detracted From Relative Returns

Individual stock selection that had notable negative contributions to the Fund’s performance included:

•  Fragrance and beauty company Estee Lauder.

•  Water treatment and hygiene provider Ecolab.

•  Industria de Diseno Textil, the apparel firm that owns Zara.

Mutual fund investing involves risk. Principal loss is possible. The Fund is new with no operating history or track record on which to base investment decisions. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund is non-diversified, which means it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual security volatility than a diversified fund. The Fund’s consideration of ESG factors could cause it to perform differently compared to funds that do not take ESG factors into account. These risks are described more fully in the prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.

Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Global Equity Leaders Fund

Long-term growth of capital.				Investment Objective

MSCI ACWI Net Total Return USD Index				Benchmark

				Asset Allocation as of 3/31/22 (% of Fund’s investments) & Top Five Industries (as of 3/31/22) (% of Fund’s net assets)

*Includes U.S. dollar denominated cash equivalent investments representing 0.53% of investments.

UnitedHealth Group, Inc.	7.17%	T-Mobile US, Inc.	4.74%	Top Ten Holdings (excluding investment companies) (as of 3/31/22) (% of Fund’s net assets)
Alphabet, Inc.	5.85%	AIA Group Ltd.	4.60%
Microsoft Corp.	5.46%	Estee Lauder Cos, Inc. (The)	4.45%
Anheuser-Busch InBev NV	5.31%	Equinor ASA	4.28%
Roche Holding AG	5.21%	Danaher Corp.	4.21%
*A listing of all portfolio holdings can be found beginning on page 31

				Growth of $100,000 Initial Investment Since Inception (12/15/21)

The graph reflects an initial hypothetical investment of $100,000 over the period from December 15, 2021 (commencement of operations) to March 31, 2022 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. Short term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made solely on returns. This chart does not imply any future performance.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Global Opportunities Fund

Investment Strategy

Seeks to provide long-term capital growth by primarily investing in equity securities of issuers located throughout the world, including both developed and emerging markets. The Fund will normally invest in equity securities of companies domiciled in at least three countries (one of which may be the United States). The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of one particular market capitalization category.

Performance

For the 12-month period ended March 31, 2022, the Fund had an annualized total return of 3.09% (Class I). That compares to an annualized total return of 7.28% for the MSCI ACWI Net Total Return USD Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

Individual stock selection that had the most significant positive contributions to the Fund’s performance included:

•  Blackstone, one of the largest alternative assets manager.

•  NVIDIA, one of the leading U.S. graphics processing chip manufacturer.

•  UnitedHealth Group, a U.S. healthcare insurance and services provider.

Factors That Detracted From Relative Returns

Individual stock selection that had notable negative contributions to the Fund’s performance included:

•  Industria de Diseno Textil, the apparel firm that owns Zara.

•  Nidec, a Japanese electric motors company.

•  The Fund’s decision to not own Apple, which outperformed the index, also detracted from relative performance.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund. The Fund invests in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money. These risks are described more fully in the prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.

Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Global Opportunities Fund

Long-term growth of capital.				Investment Objective

MSCI ACWI Net Total Return USD Index				Benchmark

				Asset Allocation as of 3/31/22 (% of Fund’s investments) & Top Five Industries (as of 3/31/22) (% of Fund’s net assets)
*Includes U.S. dollar denominated cash equivalent investments representing 1.50% of investments.

Alphabet, Inc.	5.92%	Equinor ASA	4.21%	Top Ten Holdings (excluding investment companies) (as of 3/31/22) (% of Fund’s net assets)
Roche Holding AG	5.80%	PepsiCo, Inc.	3.87%
Microsoft Corp.	5.54%	Taiwan Semiconductor Manufacturing Co. Ltd.	3.75%
UnitedHealth Group, Inc.	5.39%	T-Mobile US, Inc.	3.43%
Anheuser-Busch InBev NV	4.43%
AIA Group Ltd.	4.36%
*A listing of all portfolio holdings can be found beginning on page 31

				Growth of $100,000 Initial Investment Since Inception (12/3/14)

The graph reflects an initial hypothetical investment of $100,000 over the period from December 3, 2014 (commencement of operations) to March 31, 2022 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. This chart does not imply any future performance.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC International Opportunities Fund

Investment Strategy	Seeks to provide long-term capital growth by primarily investing in equity securities of issuers located throughout the world, including both developed and emerging markets, excluding the U.S. The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of one particular market capitalization category.

Performance	For the 12-month period ended March 31, 2022, the Fund had an annualized total return of -5.45% (Class I). That compares to an annualized total return of -1.48% for the MSCI ACWI ex USA Net Total Return USD Index, the Fund’s primary benchmark

Factors That Made Positive Contributions

Individual stock selection that had the most significant positive contributions to the Fund’s performance included:

•  Norwegian oil and gas producer, Equinor, which benefited from rising commodity prices

•  Taiwanese financial services company E.Sun Financial Holdings

•  First Quantum Minerals, a mining company

Factors That Detracted From Relative Returns

Individual stock selection that had notable negative contributions to the Fund’s performance included:

•  South African listed technology holding company Naspers

•  Japanese electric motors company Nidec

•  Industria de Diseno Textil, the apparel firm that owns Zara

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund. The Fund invests in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money. These risks are described more fully in the prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.

Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC International Opportunities Fund

Long-term growth of capital.				Investment Objective

MSCI ACWI ex USA Net Total Return USD Index				Benchmark

				Asset Allocation as of 3/31/22 (% of Fund’s investments) & Top Five Industries (as of 3/31/22) (% of Fund’s net assets)

*Includes U.S. dollar denominated cash equivalent investments representing 2.15% of investments.

Roche Holding AG	6.16%	HDFC Bank Ltd.	4.46%	Top Ten Holdings (excluding investment companies) (as of 3/31/22) (% of Fund’s net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	5.79%	Nidec Corp.	4.36%
		DBS Group Holdings Ltd.	4.02%
AIA Group Ltd.	4.85%	Anheuser-Busch InBev NV	4.01%
Equinor ASA	4.62%	Croda International Plc	3.85%
E.Sun Financial Holding Co. Ltd.	4.48%
*A listing of all portfolio holdings can be found beginning on page 34

				Growth of $100,000 Initial Investment Since Inception (12/3/14)

The graph reflects an initial hypothetical investment of $100,000 over the period from December 3, 2014 (commencement of operations) to March 31, 2022 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. This chart does not imply any future performance.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Equity Fund

March 31, 2022

Shares		Value

Common Stocks — 99.09%
Argentina — 0.88%
19,700	MercadoLibre, Inc.*	$23,432,756

Austria — 1.40%
1,866,354	Mondi Plc	37,085,107

Brazil — 5.11%
21,071,283	B3 SA - Brasil Bolsa Balcao	69,440,235
4,382,006	Banco Bradesco SA	16,751,034
9,854,230	Raia Drogasil SA	49,550,050

		135,741,319

Chile — 5.35%
5,353,165	Antofagasta Plc	116,318,574
8,109,172	Falabella SA	25,919,873

		142,238,447

China — 19.54%
360,900	Alibaba Group Holding Ltd., ADR*	39,265,920
2,661,565	Alibaba Group Holding Ltd.*	36,321,613
14,052,311	China Resources Land Ltd.	65,064,259
115,969	JD.com, Inc., Class A*	3,295,247
2,206,356	LONGi Green Energy Technology Co. Ltd., Class A	24,875,308
6,839,337	NARI Technology Co. Ltd., Class A	33,703,082
11,758,005	Ping An Insurance Group Co. of China Ltd., Series H	82,200,972
3,085,312	Shenzhen Inovance Technology Co. Ltd., Class A	27,547,885
2,226,575	Sunny Optical Technology Group Co. Ltd.	35,360,991
2,526,768	Tencent Holdings Ltd.	116,469,711
1,327,700	Yum China Holdings, Inc.	55,152,658

		519,257,646

Hong Kong — 4.97%
7,048,590	AIA Group Ltd.	73,600,572
1,248,860	Hong Kong Exchanges & Clearing Ltd.	58,538,218

		132,138,790

India — 15.60%
1,327,876	Dr Reddy’s Laboratories Ltd.	75,136,202
3,096,032	HDFC Bank Ltd.	59,629,041
3,002,243	Housing Development Finance Corp. Ltd.	93,874,390
6,010,756	Mahindra & Mahindra Ltd.	63,566,568
2,487,292	Tata Consultancy Services Ltd.	122,238,950

		414,445,151

Indonesia — 3.49%
90,729,920	Bank Central Asia Tbk PT	50,432,728
376,937,517	Kalbe Farma Tbk PT	42,256,457

		92,689,185

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Equity Fund (cont.)

March 31, 2022

Shares		Value

Korea —10.88%
559,030	LG Corp.	$35,106,065
280,434	Samsung Fire & Marine Insurance Co. Ltd.	50,501,946
1,456,087	Shinhan Financial Group Co. Ltd.	49,461,439
1,600,374	SK Hynix, Inc.	153,954,717

		289,024,167

Mexico — 2.79%
893,900	Fomento Economico Mexicano SAB de CV, ADR	74,059,615

Peru — 1.37%
211,760	Credicorp Ltd.	36,395,191

Philippines — 2.00%
3,027,730	SM Investments Corp.	53,132,862

South Africa — 5.07%
2,945,477	Clicks Group Ltd.	62,354,135
3,638,275	Discovery Ltd.*	45,320,875
239,224	Naspers Ltd., N Shares	27,018,509

		134,693,519

Taiwan — 15.48%
2,449,752	Advantech Co. Ltd.	31,390,185
3,922,769	Delta Electronics, Inc.	36,370,846
27,867,941	E.Sun Financial Holding Co. Ltd.	31,973,038
1,197,028	MediaTek, Inc.	37,252,154
2,642,721	President Chain Store Corp.	24,239,184
9,036,851	Taiwan Semiconductor Manufacturing Co. Ltd.	185,377,635
25,044,186	Uni-President Enterprises Corp.	57,154,935
146,981	Voltronic Power Technology Corp.	7,417,471

		411,175,448

Thailand — 1.07%
5,878,398	Kasikornbank Public Co. Ltd., NVDR	28,371,546

Turkey — 1.38%
33,605,802	Enka Insaat ve Sanayi AS	36,755,820

United Kingdom — 2.71%
1,584,544	Unilever Plc	71,942,723

Total Common Stocks		2,632,579,292

(Cost $2,579,776,926)

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Equity Fund (cont.)

March 31, 2022

Shares		Value

Investment Company — 1.07%
28,297,986	U.S. Government Money Market Fund, RBC Institutional Class 1 (a)	$28,297,986

Total Investment Company		28,297,986

(Cost $28,297,986)

Total Investments		$2,660,877,278
(Cost $2,608,074,912)(b) — 100.16%

Liabilities in excess of other assets — (0.16)%		(4,172,656)

NET ASSETS — 100.00%		$2,656,704,622

*	Non-income producing security.

(a)	Affiliated investment.

(b)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

NVDR - Non-Voting Depository Receipt

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets

Financials	28.10%
Information Technology	23.59%
Consumer Staples	12.77%
Consumer Discretionary	10.31%
Industrials	7.29%
Materials	5.78%
Health Care	4.42%
Communication Services	4.38%
Real Estate	2.45%
Other*	0.91%

100.00%

* Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Value Equity Fund

March 31, 2022

Shares		Value

Common Stocks — 95.94%
Brazil — 5.10%
190,000	Banco do Brasil SA	$1,380,788
156,300	Hypera SA	1,272,119
74,500	SLC Agricola SA	782,547
57,487	Sul America SA	418,138

		3,853,592

Chile — 2.69%
66,896	Antofagasta Plc	1,453,579
180,121	Falabella SA	575,732

		2,029,311

China — 24.33%
232,200	Alibaba Group Holding Ltd.*	3,168,767
66,450	Baidu, Inc., Class A*	1,172,754
370,000	China Overseas Land & Investment Ltd.	1,101,020
872,000	Chinasoft International Ltd.	714,744
934,000	CIMC Enric Holdings Ltd.	1,154,621
1,032,000	CSPC Pharmaceutical Group Ltd.	1,182,513
13,700	Daqo New Energy Corp., ADR*	566,084
168,500	Gree Electric Appliances, Inc. of Zhuhai, Class A	854,172
682,000	KWG Group Holdings Ltd.	278,620
6,100	NetEase, Inc., ADR	547,109
952,000	Nexteer Automotive Group Ltd.	600,193
740,910	Ping An Bank Co. Ltd., Class A	1,787,602
273,999	Ping An Insurance Group Co. of China Ltd., Series H	1,915,545
112,800	Shanghai Haohai Biological Technology Co. Ltd., Class H(a)	565,081
132,894	Sieyuan Electric Co. Ltd., Class A	684,187
125,000	SITC International Holdings Co. Ltd.	437,088
1,158,000	Topsports International Holdings Ltd.(a)	962,460
1,087,200	Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	686,391

		18,378,951

Egypt — 1.14%
368,167	Commercial International Bank Egypt SAE, GDR*	863,097

Greece — 0.83%
512,802	Alpha Services and Holdings SA*	629,542

Hong Kong — 2.02%
1,392,000	Pacific Basin Shipping Ltd.	745,314
325,000	Xinyi Glass Holdings Ltd.	779,242

		1,524,556

Hungary — 1.26%
26,209	OTP Bank Nyrt*	950,811

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Value Equity Fund (cont.)

March 31, 2022

Shares		Value

India — 9.34%
306,509	Apollo Tyres Ltd.	$767,121
145,215	Axis Bank Ltd.*	1,445,744
133,090	Hindalco Industries Ltd.	992,935
187,348	KEC International Ltd.	933,897
482,668	Redington India Ltd.	917,007
65,529	Shriram Transport Finance Co. Ltd.	973,063
101,621	UPL Ltd.	1,027,002

		7,056,769

Indonesia — 1.27%
1,683,900	Bank Negara Indonesia Persero Tbk PT	962,085

Korea — 16.63%
4,740	Com2uSCorp	429,120
12,906	DB Insurance Co. Ltd.	743,148
8,563	E-MART, Inc.	988,961
32,923	Fila Holdings Corp.	847,092
26,545	Hana Financial Group, Inc.	1,055,779
8,395	Hyundai Motor Co.	1,238,606
17,417	LG Corp.	1,093,756
24,442	Mando Corp.	1,005,327
69,810	Samsung Electronics Co. Ltd.	3,994,736
12,087	SK Hynix, Inc.	1,162,760

		12,559,285

Mexico — 3.76%
168,500	Cemex SAB de CV, ADR*	891,365
1,107,214	Gentera SAB de CV*	936,873
145,200	Regional SAB de CV	1,014,502

		2,842,740

Pakistan — 1.00%
1,223,066	Habib Bank Ltd.	752,999

Peru — 1.48%
6,500	Credicorp Ltd.	1,117,155

Philippines — 0.74%
267,610	Security Bank Corp.	562,248

Russia — 0.00%
2,322,600	Sistema PJSFC(b),(c)	0
893,930	United Co. RUSAL International PJSC*,(b),(c)	0
30,666	X5 Retail Group NV, GDR(b),(c)	0

		0

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Value Equity Fund (cont.)

March 31, 2022

Shares		Value

South Africa — 6.77%
1,164,984	Growthpoint Properties Ltd., REIT	$1,172,351
1,856,654	KAP Industrial Holdings Ltd.	619,711
53,015	Mr Price Group Ltd.	782,761
67,715	MTN Group Ltd.	876,173
14,734	Naspers Ltd., N Shares	1,664,092

		5,115,088

Taiwan — 11.15%
95,422	Chailease Holding Co. Ltd.	836,978
92,000	Elite Material Co. Ltd.	816,850
133,979	Innodisk Corp.	998,308
44,850	Lotes Co. Ltd.	1,086,344
35,000	MediaTek, Inc.	1,089,219
94,000	Merida Industry Co. Ltd.	824,896
135,000	Taiwan Semiconductor Manufacturing Co. Ltd.	2,769,325

		8,421,920

Thailand — 1.34%
209,300	Kasikornbank Public Co. Ltd.	1,010,167

Turkey — 0.94%
262,989	KOC Holding AS	710,714

United Arab Emirates — 1.42%
802,187	Aldar Properties PJSC	1,073,854

United States — 1.37%
461,100	Samsonite International SA*,(a)	1,031,658

Vietnam — 1.36%
311,250	Vinhomes JSC(a)	1,029,851

Total Common Stocks		72,476,393

(Cost $79,819,325)

Preferred Stocks — 3.23%
Brazil — 2.24%
95,000	Centrais Eletricas Brasileiras SA, Class B	751,252
133,900	Petroleo Brasileiro SA	938,781

		1,690,033

Colombia — 0.99%
85,971	Banco Davivienda SA	750,793

Total Preferred Stocks		2,440,826

(Cost $2,162,917)

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Value Equity Fund (cont.)

March 31, 2022

Shares		Value

Investment Company — 3.44%
2,600,911	U.S. Government Money Market Fund, RBC Institutional Class 1 (d)	$2,600,911

Total Investment Company		2,600,911

(Cost $2,600,911)

Total Investments		$77,518,130
(Cost $84,583,153)(e) — 102.61%

Liabilities in excess of other assets — (2.61)%		(1,970,317)

NET ASSETS — 100.00%		$75,547,813

*	Non-income producing security.

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)	Affiliated investment.

(e)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

REIT - Real Estate Investment Trust

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Value Equity Fund (cont.)

March 31, 2022

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Financials	26.62%
Consumer Discretionary	18.96%
Information Technology	18.68%
Industrials	10.38%
Real Estate	6.16%
Materials	5.78%
Communication Services	4.00%
Health Care	4.00%
Consumer Staples	2.35%
Energy	1.24%
Utilities	1.00%
Other*	0.83%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Global Equity Leaders Fund

March 31, 2022

Shares		Value

Common Stocks — 98.30%
Belgium — 5.31%
4,013	Anheuser-Busch InBev NV	$239,930

Denmark — 1.41%
507	Orsted A/S(a)	63,462

Germany — 3.30%
3,121	Deutsche Post AG	149,034

Hong Kong — 4.60%
19,913	AIA Group Ltd.	207,929

Japan — 1.87%
1,070	Nidec Corp.	84,512

Netherlands — 1.18%
27	Adyen NV*,(a)	53,479

Norway — 4.28%
5,182	Equinor ASA	193,479

Singapore — 2.77%
4,779	DBS Group Holdings Ltd.	125,220

Spain — 0.06%
133	Industria de Diseno Textil SA	2,900

Switzerland — 5.21%
595	Roche Holding AG	235,419

Taiwan — 3.95%
1,711	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	178,389

United States — 64.36%
95	Alphabet, Inc., Class A*	264,228
50	Amazon.com, Inc.*	162,998
1,408	Blackstone, Inc.	178,731
2,170	Charles Schwab Corp. (The)	182,953
4,288	CSX Corp.	160,586
648	Danaher Corp.	190,077
739	Estee Lauder Cos, Inc. (The), Class A	201,244
1,381	JPMorgan Chase & Co.	188,258
800	Microsoft Corp.	246,648

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Global Equity Leaders Fund (cont.)

March 31, 2022

Shares		Value

377	NVIDIA Corp.	$102,868
1,022	PepsiCo, Inc.	171,062
422	Prologis, Inc.	68,145
2,667	TJX Cos, Inc. (The)	161,567
1,670	T-Mobile US, Inc.*	214,344
635	UnitedHealth Group, Inc.	323,831
378	Workday, Inc., Class A*	90,516

		2,908,056

Total Common Stocks		4,441,809

(Cost $4,729,533)

Investment Company — 0.52%
23,598	U.S. Government Money Market Fund, RBC Institutional Class 1 (b)	23,598

Total Investment Company		23,598

(Cost $23,598)

Total Investments		$4,465,407
(Cost $4,753,131)(c) — 98.82%

Other assets in excess of liabilities — 1.18%		53,369

NET ASSETS — 100.00%		$4,518,776

*	Non-income producing security.

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Affiliated investment.
(c)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Global Equity Leaders Fund (cont.)

March 31, 2022

Portfolio Diversification (Unaudited)
Industries	Percentage of Net Assets

Financials	19.54%
Health Care	16.58%
Information Technology	14.87%
Consumer Staples	13.55%
Communication Services	10.59%
Industrials	8.72%
Consumer Discretionary	7.25%
Energy	4.28%
Real Estate	1.51%
Utilities	1.41%
Other*	1.70%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Global Opportunities Fund

March 31, 2022

Shares		Value

Common Stocks — 98.90%
Belgium — 4.43%
427,833	Anheuser-Busch InBev NV	$25,579,329

Denmark — 1.64%
75,741	Orsted A/S(a)	9,480,615

Finland — 1.57%
199,075	Neste Oyj	9,076,461

Germany — 3.01%
363,694	Deutsche Post AG	17,367,074

Hong Kong — 4.36%
2,409,624	AIA Group Ltd.	25,161,018

Ireland — 2.12%
109,414	Kerry Group Plc, Class A	12,224,583

Japan — 2.80%
149,098	MISUMI Group, Inc.	4,438,770
148,094	Nidec Corp.	11,696,920

		16,135,690

Netherlands — 1.13%
3,292	Adyen NV*,(a)	6,520,447

Norway — 4.21%
650,762	Equinor ASA	24,297,280

Spain — 0.05%
12,368	Industria de Diseno Textil SA	269,684

Switzerland — 5.80%
84,580	Roche Holding AG	33,465,080

Taiwan — 3.75%
207,600	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	21,644,376

United Kingdom — 6.13%
84,135	Croda International Plc	8,655,113
182,454	InterContinental Hotels Group Plc	12,340,210

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Global Opportunities Fund (cont.)

March 31, 2022

Shares		Value

2,533,645	Legal & General Group Plc	$8,982,764
284,979	St. James’s Place Plc	5,372,824

		35,350,911

United States — 56.80%
12,278	Alphabet, Inc., Class A*	34,149,415
4,730	Amazon.com, Inc.*	15,419,563
7,200	AutoZone, Inc.*	14,720,976
95,300	Blackstone, Inc.	12,097,382
206,200	Charles Schwab Corp. (The)	17,384,722
452,900	CSX Corp.	16,961,105
42,400	Danaher Corp.	12,437,192
51,712	Estee Lauder Cos, Inc. (The), Class A	14,082,212
70,000	First Republic Bank	11,347,000
314,850	Fortive Corp.	19,183,811
156,500	Incyte Corp.*	12,429,230
20,400	MarketAxess Holdings, Inc.	6,940,080
103,700	Microsoft Corp.	31,971,747
58,300	NVIDIA Corp.	15,907,738
133,400	PepsiCo, Inc.	22,328,492
21,700	SVB Financial Group*	12,140,065
154,100	T-Mobile US, Inc.*	19,778,735
61,000	UnitedHealth Group, Inc.	31,108,170
30,700	Workday, Inc., Class A*	7,351,422

		327,739,057

Zambia — 1.10%
182,400	First Quantum Minerals Ltd.	6,314,660

Total Common Stocks		570,626,265

(Cost $571,826,631)

Investment Company — 1.50%
8,686,928	U.S. Government Money Market Fund, RBC Institutional Class 1 (b)	8,686,928

Total Investment Company		8,686,928

(Cost $8,686,928)

Total Investments		$579,313,193
(Cost $580,513,559)(c) — 100.40%

Liabilities in excess of other assets — (0.40)%		(2,329,924)

NET ASSETS — 100.00%		$576,983,269

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Global Opportunities Fund (cont.)

March 31, 2022

*	Non-income producing security.

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Affiliated investment.

(c)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

Portfolio Diversification (Unaudited)
Industries	Percentage of Net Assets

Financials	17.23%
Health Care	15.50%
Information Technology	14.45%
Consumer Staples	12.86%
Industrials	12.07%
Communication Services	9.35%
Consumer Discretionary	7.41%
Energy	5.79%
Materials	2.60%
Utilities	1.64%
Other*	1.10%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC International Opportunities Fund

March 31, 2022

Shares		Value

Common Stocks — 98.06%
Australia — 2.60%
57,909	Rio Tinto Plc	$4,629,626

Austria — 1.09%
53,172	Erste Group Bank AG	1,938,997

Belgium — 4.01%
119,558	Anheuser-Busch InBev NV	7,148,147

China — 1.72%
131,199	LONGi Green Energy Technology Co. Ltd., Class A	1,479,188
125,646	Wanhua Chemical Group Co. Ltd., Class A	1,592,791

		3,071,979

Denmark — 2.52%
35,937	Orsted A/S(a)	4,498,288

Finland — 1.93%
75,482	Neste Oyj	3,441,464

Germany — 3.16%
117,759	Deutsche Post AG	5,623,214

Hong Kong — 4.85%
828,200	AIA Group Ltd.	8,647,970

India — 4.46%
129,566	HDFC Bank Ltd., ADR	7,946,283

Ireland — 3.60%
57,198	Kerry Group Plc, Class A	6,390,605
175	Kerry Group Plc, Class A	19,611

		6,410,216

Japan — 14.53%
366,500	Astellas Pharma, Inc.	5,726,524
103,300	MISUMI Group, Inc.	3,075,326
98,302	Nidec Corp.	7,764,195
33,600	Oriental Land Co. Ltd	6,431,220
66,700	Recruit Holdings Co. Ltd.	2,897,918

		25,895,183

Netherlands — 3.73%
1,579	Adyen NV*,(a)	3,127,517

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC International Opportunities Fund (cont.)

March 31, 2022

Shares		Value

40,088	Koninklijke Philips NV	$1,222,431
21,633	Wolters Kluwer NV	2,306,217

		6,656,165

Norway — 4.63%
220,788	Equinor ASA	8,243,487

Singapore — 4.02%
273,690	DBS Group Holdings Ltd.	7,171,287

South Africa — 1.82%
28,786	Naspers Ltd., N Shares	3,251,157

Spain — 0.05%
3,892	Industria de Diseno Textil SA	84,865

Sweden — 0.79%
59,481	Essity AB, Class B	1,403,694

Switzerland — 8.89%
3,936	Partners Group Holding AG	4,873,565
27,735	Roche Holding AG	10,973,682

		15,847,247

Taiwan — 10.26%
6,955,797	E.Sun Financial Holding Co. Ltd.	7,980,423
98,918	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	10,313,191

		18,293,614

Thailand — 1.81%
3,221,200	Minor International Public Co. Ltd.*	3,225,685

United Kingdom — 15.44%
66,738	Croda International Plc	6,865,454
95,667	InterContinental Hotels Group Plc	6,470,403
883,858	Legal & General Group Plc	3,133,623
14,516	Linde Plc	4,631,944
340,899	St. James’s Place Plc	6,427,106

		27,528,530

Zambia — 2.15%
110,571	First Quantum Minerals Ltd.	3,827,951

Total Common Stocks		174,785,049

(Cost $153,802,550)

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC International Opportunities Fund (cont.)

March 31, 2022

Shares		Value

Rights/Warrants — 0.01%
Thailand — 0.01%
96,914	Minor International Public Co. Ltd., Warrants Expire 12/31/23*	$13,699
87,828	Minor International Public Co. Ltd., Warrants Expire 12/31/24*	8,770

Total Rights/Warrants		22,469

(Cost $0)

Investment Company — 2.15%
3,832,453	U.S. Government Money Market Fund, RBC Institutional Class 1 (b)	3,832,453

Total Investment Company		3,832,453

(Cost $3,832,453)

Total Investments		$178,639,971
(Cost $157,635,003)(c) — 100.22%

Liabilities in excess of other assets — (0.22)%		(387,064)

NET ASSETS — 100.00%		$178,252,907

*	Non-income producing security.

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Affiliated investment.

(c)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC International Opportunities Fund (cont.)

March 31, 2022

Portfolio Diversification (Unaudited)
Industries	Percentage of Net Assets

Financials	27.00%
Industrials	12.16%
Materials	12.09%
Consumer Discretionary	10.92%
Health Care	10.05%
Consumer Staples	8.39%
Information Technology	8.37%
Energy	6.56%
Utilities	2.52%
Other*	1.94%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, warrants, and accrued expenses payable.

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

March 31, 2022

	RBC Emerging Markets Equity Fund	RBC Emerging Markets Value Equity Fund	RBC Global Equity Leaders Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $2,579,776,926, $81,982,242 and $4,729,533, respectively)	$2,632,579,292	$74,917,219	$4,441,809
Affiliated investments (cost $28,297,986, $2,600,911 and $23,598, respectively)	28,297,986	2,600,911	23,598
Foreign currency, at value (cost $0, $198,104 and $0, respectively)	—	198,104	—
Interest and dividend receivable	8,703,235	254,822	4,997
Receivable from advisor	—	—	55,040
Receivable for capital shares issued	3,259,036	113,346	—
Receivable for investments sold	—	163,418	31,994
Prepaid expenses and other assets	61,474	19,281	17,806

Total Assets	2,672,901,023	78,267,101	4,575,244

Liabilities:
Foreign currency overdraft, at value (cost $0, $0 and $12,846, respectively)	—	—	12,772
Current tax payable	10,053,188	124,917	5,048
Payable for capital shares redeemed	2,321,850	—	—
Payable for investments purchased	1,386,327	2,510,821	9,002
Accrued expenses and other payables:
Investment advisory fees	1,286,703	22,546	—
Accounting fees	28,695	7,486	6,987
Audit fees	—	—	265
Trustees’ fees	4,075	34	405
Distribution fees	160,977	—	671
Custodian fees	283,277	36,000	10,660
Shareholder reports	55,749	3,145	—
Transfer agent fees	557,157	3,931	8,155
Other	58,403	10,408	2,503

Total Liabilities	16,196,401	2,719,288	56,468

Net Assets	$2,656,704,622	$75,547,813	$4,518,776

Net Assets Consists of:
Capital	$2,652,411,743	$80,082,484	$4,999,427
Accumulated earnings	4,292,879	(4,534,671)	(480,651)

Net Assets	$2,656,704,622	$75,547,813	$4,518,776

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

March 31, 2022

	RBC Emerging Markets Equity Fund	RBC Emerging Markets Value Equity Fund		RBC Global Equity Leaders Fund
Net Assets
Class A	$297,036,957	$	N/A	$903,208
Class I	2,111,110,268		72,866,522	2,711,578
Class R6	248,557,397		2,681,291	903,990

Total	$2,656,704,622		$75,547,813	$4,518,776

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	23,721,153		N/A	100,000
Class I	165,470,557		8,273,406	300,000
Class R6	19,387,361		316,832	100,000

Total	208,579,071		8,590,238	500,000

Net Asset Values and Redemption Prices Per Share:
Class A	$12.52	$	N/A	$9.03

Class I	$12.76		$8.81	$9.04

Class R6	$12.82		$8.46	$9.04

Maximum Offering Price Per Share:
Class A	$13.28	$	N/A	$9.58

Maximum Sales Charge - Class A	5.75%		N/A	5.75%

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

March 31, 2022

	RBC Global Opportunities Fund	RBC International Opportunities Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $571,826,631 and $153,802,550, respectively)	$570,626,265	$174,807,518
Affiliated investments (cost $8,686,928 and $3,832,453, respectively)	8,686,928	3,832,453
Cash	1	—
Foreign currency, at value (cost $795,414 and $30,426, respectively)	778,552	30,156
Interest and dividend receivable	775,891	802,039
Receivable for capital shares issued	352,183	63,158
Receivable for investments sold	1,792,530	564,398
Prepaid expenses and other assets	24,110	25,101

Total Assets	583,036,460	180,124,823

Liabilities:
Current tax payable	1,298	8,545
Payable for capital shares redeemed	197,600	27,183
Payable for investments purchased	5,519,074	1,681,758
Accrued expenses and other payables:
Investment advisory fees	249,456	49,242
Accounting fees	11,678	8,407
Audit fees	8,000	8,000
Trustees’ fees	145	274
Distribution fees	68	84
Custodian fees	18,115	20,199
Shareholder reports	3,605	3,559
Transfer agent fees	38,879	55,954
Other	5,273	8,711

Total Liabilities	6,053,191	1,871,916

Net Assets	$576,983,269	$178,252,907

Net Assets Consists of:
Capital	$585,055,920	$160,996,540
Accumulated earnings	(8,072,651)	17,256,367

Net Assets	$576,983,269	$178,252,907

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

March 31, 2022

	RBC Global Opportunities Fund	RBC International Opportunities Fund
Net Assets
Class A	$24,780	$107,596
Class I	330,051,774	172,283,005
Class R6	246,906,715	5,862,306

Total	$576,983,269	$178,252,907

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	1,298	9,311
Class I	17,273,064	14,831,969
Class R6	12,877,132	500,911

Total	30,151,494	15,342,191

Net Asset Values and Redemption Prices Per Share:
Class A	$19.09	$11.56

Class I	$19.11	$11.62

Class R6	$19.17	$11.70

Maximum Offering Price Per Share:
Class A	$20.25	$12.27

Maximum Sales Charge - Class A	5.75%	5.75%

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended March 31, 2022

	RBC Emerging Markets Equity Fund	RBC Emerging Markets Value Equity Fund	RBC Global Equity Leaders Fund(a)
Investment Income:
Interest income	$14,057	$382	$—
Dividend income - unaffiliated	58,655,422	1,794,668	16,302
Dividend income - affiliated	13,595	398	6
Foreign tax withholding	(6,723,853)	(191,520)	(1,465)

Total Investment Income	51,959,221	1,603,928	14,843
Expenses:
Investment advisory fees	21,891,081	533,436	8,731
Distribution fees–Class A	713,066	—	671
Accounting fees	212,576	74,678	14,595
Audit fees	36,165	36,165	27,865
Custodian fees	1,185,769	123,986	11,075
Insurance fees	9,505	3,562	—
Legal fees	121,726	2,256	35,966
Registrations and filing fees	179,293	46,328	1,440
Shareholder reports	204,003	18,888	7,191
Transfer agent fees–Class A	1,561,403	—	4,039
Transfer agent fees–Class I	2,484,245	53,770	6,339
Transfer agent fees–Class R6	4,030	3,528	4,038
Trustees’ fees and expenses	75,986	1,747	432
Tax expense	31,291	33,569	5,048
Other fees	63,426	5,373	2,302

Total expenses before fee waiver/reimbursement	28,773,565	937,286	129,732
Expenses waived/reimbursed by:
Advisor	(3,980,310)	(309,049)	(119,121)

Net expenses	24,793,255	628,237	10,611

Net Investment Income	27,165,966	975,691	4,232

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	(16,811,846)	6,524,246	(193,209)
Foreign currency transactions	(1,677,417)	(164,444)	(4,530)
Foreign tax	(160,680)	(156,103)	—

Net realized gains/(losses)	(18,649,943)	6,203,699	(197,739)
Net change in unrealized appreciation/ (depreciation) on:
Investments	(363,492,879)	(15,769,850)	(287,724)
Foreign currency	(84,048)	(447)	7
Foreign tax	200,831	50,793	—

Net unrealized losses	(363,376,096)	(15,719,504)	(287,717)

Change in net assets resulting from operations	$(354,860,073)	$(8,540,114)	$(481,224)

(a)	For the period from December 15, 2021 (commencement of operations) to March 31, 2022.

FINANCIAL STATEMENTS

Statements of Operations (cont.)

For the Year Ended March 31, 2022

	RBC Global Opportunities Fund	RBC International Opportunities Fund
Investment Income:
Interest income	$—	$565
Dividend income - unaffiliated	5,254,787	3,136,693
Dividend income - affiliated	2,401	565
Foreign tax withholding	(378,243)	(321,989)

Total Investment Income	4,878,945	2,815,834
Expenses:
Investment advisory fees	3,210,781	1,309,886
Distribution fees–Class A	38	168
Accounting fees	76,870	66,561
Audit fees	44,165	44,165
Custodian fees	73,829	56,266
Insurance fees	3,562	3,563
Legal fees	15,625	8,429
Registrations and filing fees	46,488	44,298
Shareholder reports	22,245	19,808
Transfer agent fees–Class A	3,528	3,531
Transfer agent fees–Class I	264,048	244,149
Transfer agent fees–Class R6	4,425	3,538
Trustees’ fees and expenses	12,330	5,068
Tax expense	5,576	19,284
Other fees	13,352	9,135

Total expenses before fee waiver/reimbursement	3,796,862	1,837,849
Expenses waived/reimbursed by:
Advisor	(207,425)	(341,699)

Net expenses	3,589,437	1,496,150

Net Investment Income	1,289,508	1,319,684

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	10,704,388	7,429,370
Foreign currency transactions	(936,827)	(260,296)

Net realized gains	9,767,561	7,169,074
Net change in unrealized appreciation/ (depreciation) on:
Investments	(28,988,553)	(21,407,723)
Foreign currency	(7,414)	(1,673)

Net unrealized losses	(28,995,967)	(21,409,396)

Change in net assets resulting from operations	$(17,938,898)	$(12,920,638)

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Emerging Markets Equity Fund
	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021
From Investment Activities
Operations:
Net investment income	$27,165,966	$10,178,324
Net realized gains/(losses) from investments and foreign currency	(18,649,943)	53,268,159
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	(363,376,096)	648,938,235

Change in net assets resulting from operations	(354,860,073)	712,384,718

Distributions to Shareholders:
Class A	(7,375,551)	(163,602)
Class I	(59,331,717)	(18,319,080)
Class R6	(7,112,253)	(2,504,202)

Change in net assets resulting from shareholder distributions	(73,819,521)	(20,986,884)

Capital Transactions:
Proceeds from shares issued	973,876,127	1,040,108,368
Distributions reinvested	68,477,810	19,305,459
Cost of shares redeemed	(620,079,112)	(300,371,017)

Change in net assets resulting from capital transactions	422,274,825	759,042,810

Net increase/(decrease) in net assets	(6,404,769)	1,450,440,644
Net Assets:
Beginning of year	2,663,109,391	1,212,668,747

End of year	$2,656,704,622	$2,663,109,391

Share Transactions:
Issued	68,999,419	75,521,009
Reinvested	5,190,955	1,367,719
Redeemed	(44,518,567)	(23,315,707)

Change in shares resulting from capital transactions	29,671,807	53,573,021

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Emerging Markets Value Equity Fund
	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021
From Investment Activities
Operations:
Net investment income	$975,691	$205,278
Net realized gains from investments and foreign currency	6,203,699	2,997,856
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	(15,719,504)	9,663,602

Change in net assets resulting from operations	(8,540,114)	12,866,736

Distributions to Shareholders:
Class I	(6,390,198)	(149,230)
Class R6	(369,306)	(86,448)

Change in net assets resulting from shareholder distributions	(6,759,504)	(235,678)

Capital Transactions:
Proceeds from shares issued	63,889,887	29,825,722
Distributions reinvested	6,757,845	235,678
Cost of shares redeemed	(23,762,488)	(2,204,799)

Change in net assets resulting from capital transactions	46,885,244	27,856,601

Net increase in net assets	31,585,626	40,487,659
Net Assets:
Beginning of year	43,962,187	3,474,528

End of year	$75,547,813	$43,962,187

Share Transactions:
Issued	6,115,971	3,554,158
Reinvested	722,842	23,802
Redeemed	(2,173,190)	(194,642)

Change in shares resulting from capital transactions	4,665,623	3,383,318

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

RBC Global Equity Leaders Fund
For the Period Ended March 31, 2022(a)
From Investment Activities
Operations:
Net investment income	$4,232
Net realized losses from investments and foreign currency	(197,739)
Net change in unrealized depreciation on investments and foreign currency	(287,717)

Change in net assets resulting from operations	(481,224)

Capital Transactions:
Proceeds from shares issued	5,000,000
Distributions reinvested	—
Cost of shares redeemed	—

Change in net assets resulting from capital transactions	5,000,000

Net increase in net assets	4,518,776
Net Assets:
Beginning of period	—

End of period	$4,518,776

Share Transactions:
Issued	500,000
Reinvested	—
Redeemed	—

Change in shares resulting from capital transactions	500,000

(a)For the period from December 15, 2021 (commencement of operations) to March 31, 2022.

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Global Opportunities Fund
	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021
From Investment Activities
Operations:
Net investment income	$1,289,508	$346,709
Net realized gains from investments and foreign currency	9,767,561	15,443,915
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	(28,995,967)	35,910,191

Change in net assets resulting from operations	(17,938,898)	51,700,815

Distributions to Shareholders:
Class A	(723)	(317)
Class I	(17,271,661)	(1,917,882)
Class R6	(11,981,425)	(2,159,636)

Change in net assets resulting from shareholder distributions	(29,253,809)	(4,077,835)

Capital Transactions:
Proceeds from shares issued	453,003,623	230,249,771
Distributions reinvested	25,973,331	3,985,805
Cost of shares redeemed	(119,372,553)	(76,173,153)

Change in net assets resulting from capital transactions	359,604,401	158,062,423

Net increase in net assets	312,411,694	205,685,403
Net Assets:
Beginning of year	264,571,575	58,886,172

End of year	$576,983,269	$264,571,575

Share Transactions:
Issued	21,011,273	12,864,250
Reinvested	1,234,223	211,211
Redeemed	(5,708,564)	(4,255,199)

Change in shares resulting from capital transactions	16,536,932	8,820,262

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC International Opportunities Fund
	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021

From Investment Activities
Operations:
Net investment income	$1,319,684	$804,796
Net realized gains from investments and foreign currency	7,169,074	6,113,702
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	(21,409,396)	56,251,195

Change in net assets resulting from operations	(12,920,638)	63,169,693

Distributions to Shareholders:
Class A	(6,022)	(620)
Class I	(10,507,947)	(9,574,285)
Class R6	(282,283)	(1,025)

Change in net assets resulting from shareholder distributions	(10,796,252)	(9,575,930)

Capital Transactions:
Proceeds from shares issued	67,005,546	79,661,795
Distributions reinvested	7,906,846	7,798,538
Cost of shares redeemed	(43,771,004)	(43,806,370)

Change in net assets resulting from capital transactions	31,141,388	43,653,963

Net increase in net assets	7,424,498	97,247,726
Net Assets:
Beginning of year	170,828,409	73,580,683

End of year	$178,252,907	$170,828,409

Share Transactions:
Issued	4,994,318	7,759,846
Reinvested	628,367	624,883
Redeemed	(3,450,230)	(3,960,332)

Change in shares resulting from capital transactions	2,172,455	4,424,397

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

RBC Emerging Markets Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/22	$14.64	0.11	(1.88)	—(b)	(1.77)	(0.15)	(0.20)	(0.35)	$12.52
Year Ended 3/31/21	9.50	—(b)	5.25	—(b)	5.25	(0.11)	—	(0.11)	14.64
Year Ended 3/31/20	11.82	0.38(c)	(2.33)	—	(1.95)	(0.36)	(0.01)	(0.37)	9.50
Year Ended 3/31/19	13.05	0.21	(0.56)	—	(0.35)	(0.10)	(0.78)	(0.88)	11.82
Year Ended 3/31/18	10.91	0.10	2.13	—	2.23	(0.09)	—(b)	(0.09)	13.05
Class I
Year Ended 3/31/22	$14.91	0.14	(1.91)	—(b)	(1.77)	(0.18)	(0.20)	(0.38)	$12.76
Year Ended 3/31/21	9.67	0.07	5.32	—(b)	5.39	(0.15)	—	(0.15)	14.91
Year Ended 3/31/20	12.01	0.44(c)	(2.39)	—	(1.95)	(0.38)	(0.01)	(0.39)	9.67
Year Ended 3/31/19	13.26	0.18	(0.51)	—	(0.33)	(0.14)	(0.78)	(0.92)	12.01
Year Ended 3/31/18	11.07	0.15	2.16	—	2.31	(0.12)	—(b)	(0.12)	13.26
Class R6
Year Ended 3/31/22	$14.98	0.15	(1.93)	—	(1.78)	(0.18)	(0.20)	(0.38)	$12.82
Year Ended 3/31/21	9.72	0.07	5.34	—	5.41	(0.15)	—	(0.15)	14.98
Year Ended 3/31/20	12.07	0.38(c)	(2.34)	—	(1.96)	(0.38)	(0.01)	(0.39)	9.72
Year Ended 3/31/19	13.31	0.18	(0.50)	—	(0.32)	(0.14)	(0.78)	(0.92)	12.07
Year Ended 3/31/18	11.13	0.15	2.15	—	2.30	(0.12)	—(b)	(0.12)	13.31

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

(c)

Net investment income per share and the ratio of net investment income to average net assets include $0.27 and 2.30%, for Class A and $0.27 and 2.30% for Class I and $0.28 and 2.30% for the Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

FINANCIAL HIGHLIGHTS

RBC Emerging Markets Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/22	(12.17)%	$ 297,037	1.13%	0.77%	1.68%	14%
Year Ended 3/31/21	55.33%	287,862	1.13%	0.00%	1.45%	15%
Year Ended 3/31/20	(17.22)%	19,435	1.13%	3.19%(c)	1.36%	20%
Year Ended 3/31/19	(1.90)%	14,815	1.13%	1.74%	1.47%	19%
Year Ended 3/31/18	20.42%(d)	48,235	1.03%(e)	0.76%	1.55%	42%
Class I
Year Ended 3/31/22	(11.97)%	$2,111,110	0.88%	1.01%	0.99%	14%
Year Ended 3/31/21	55.77%	2,069,695	0.88%	0.57%	0.99%	15%
Year Ended 3/31/20	(16.97)%	1,047,077	0.88%	3.65%(c)	1.02%	20%
Year Ended 3/31/19	(1.71)%	766,141	0.88%	1.46%	1.08%	19%
Year Ended 3/31/18	20.81%(d)	556,822	0.78%(e)	1.20%	1.18%	42%
Class R6
Year Ended 3/31/22	(11.99)%	$ 248,557	0.88%	1.05%	0.88%	14%
Year Ended 3/31/21	55.70%	305,553	0.88%	0.58%	0.88%	15%
Year Ended 3/31/20	(16.97)%	146,156	0.88%	3.20%(c)	0.91%	20%
Year Ended 3/31/19	(1.62)%	99,198	0.88%	1.47%	0.98%	19%
Year Ended 3/31/18	20.63%(d)	44,584	0.77%(e)	1.16%	1.09%	42%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)

Net investment income per share and the ratio of net investment income to average net assets include $0.27 and 2.30%, for Class A and $0.27 and 2.30% for Class I and $0.28 and 2.30% for the Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

FINANCIAL HIGHLIGHTS

RBC Emerging Markets Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

(d)	Includes a payment made by the sub-advisor. The impact of the payment to total returns for each class is 0.17%.

(e)

Beginning January 2, 2018, the net operating expenses were contractually limited to 1.13%, 0.88% and 0.88% of average daily net assets for Class A, Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended March 31, 2018.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

RBC Emerging Markets Value Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class I
Year Ended 3/31/22	$11.22	0.15	(1.30)	(1.15)	(0.18)	(1.08)	(1.26)	$ 8.81
Year Ended 3/31/21	6.42	0.08	4.76	4.84	(0.03)	(0.01)	(0.04)	11.22
Year Ended 3/31/20	8.74	0.33(b)	(2.31)	(1.98)	(0.34)	—	(0.34)	6.42
Year Ended 3/31/19	10.17	0.21	(1.44)	(1.23)	(0.18)	(0.02)	(0.20)	8.74
Period Ended 3/31/18(c)	10.00	0.02	0.15	0.17	—	—	—	10.17
Class R6
Year Ended 3/31/22	$10.90	0.19	(1.29)	(1.10)	(0.26)	(1.08)	(1.34)	$ 8.46
Year Ended 3/31/21	6.42	0.12	4.68	4.80	(0.31)	(0.01)	(0.32)	10.90
Year Ended 3/31/20	8.74	0.34(b)	(2.31)	(1.97)	(0.35)	—	(0.35)	6.42
Year Ended 3/31/19	10.17	0.21	(1.43)	(1.22)	(0.19)	(0.02)	(0.21)	8.74
Period Ended 3/31/18(c)	10.00	0.02	0.15	0.17	—	—	—	10.17

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.14 and 1.63% for Class I and $0.14 and 1.63% for Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

(c)	For the period from February 9, 2018 (commencement of operations) to March 31, 2018.

FINANCIAL HIGHLIGHTS

RBC Emerging Markets Value Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class I
Year Ended 3/31/22	(10.95)%	$72,867	0.95%	1.43%	1.41%	67%
Year Ended 3/31/21	75.61%	40,956	0.95%	0.79%	1.97%	68%
Year Ended 3/31/20	(23.71)%	1,762	0.95%	3.91%(b)	6.68%	71%
Year Ended 3/31/19	(12.04)%	2,245	0.99%(c)	2.35%	7.02%	75%
Period Ended 3/31/18(d)	1.90%(e)	2,543	1.11%(f)	1.75%(f)	9.98%(f)	27%
Class R6
Year Ended 3/31/22	(10.84)%	$ 2,681	0.88%	1.74%	1.33%	67%
Year Ended 3/31/21	75.44%	3,006	0.88%	1.36%	3.37%	68%
Year Ended 3/31/20	(23.58)%	1,712	0.88%	3.99%(b)	6.67%	71%
Year Ended 3/31/19	(11.98)%	2,242	0.93%(c)	2.41%	6.96%	75%
Period Ended 3/31/18(d)	1.90%(e)	2,543	1.06%(f)	1.80%(f)	9.60%(f)	27%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.14 and 1.63% for Class I and $0.14 and 1.63% for Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

(c)

Beginning July 2, 2018, the net operating expenses were contractually limited to 0.95% and 0.88% of average daily net assets for Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the year ended March 31, 2019.

(d)	For the period from February 9, 2018 (commencement of operations) to March 31, 2018.

(e)	Not annualized.

(f)	Annualized.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

RBC Global Equity Leaders Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Asset Value, End of Year
Class A
Period Ended 3/31/22(b)	$10.00	—(c	)	(0.97)	(0.97)	—	$9.03
Class I
Period Ended 3/31/22(b)	$10.00	0.01		(0.97)	(0.96)	—	$9.04
Class R6
Period Ended 3/31/22(b)	$10.00	0.01		(0.97)	(0.96)	—	$9.04

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from December 15, 2021 (commencement of operations) to March 31, 2022.

(c)	Less than $0.01 or $(0.01) per share.

FINANCIAL HIGHLIGHTS

RBC Global Equity Leaders Fund

(Selected data for a share outstanding throughout the periods indicated)

Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate
Class A
Period Ended 3/31/22(b)	(9.70)%(c)	$ 903	1.00%(d)	0.10%(d)	10.29%(d)	28%(c)
Class I
Period Ended 3/31/22(b)	(9.60)%(c)	$2,712	0.75%(d)	0.36%(d)	9.32%(d)	28%(c)
Class R6
Period Ended 3/31/22(b)	(9.60)%(c)	$ 904	0.70%(d)	0.41%(d)	10.04%(d)	28%(c)

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)	For the period from December 15, 2021 (commencement of operations) to March 31, 2022.

(c)	Not annualized.

(d)	Annualized.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

RBC Global Opportunities Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/22	$19.39	—(b)	0.64	—	0.64	(0.03)	(0.91)	(0.94)	$19.09
Year Ended 3/31/21	12.28	(0.01)	7.51	—(b)	7.50	—	(0.39)	(0.39)	19.39
Period Ended 3/31/20(c)	15.50	0.02	(3.24)	—	(3.22)	—	—	—	12.28
Class I
Year Ended 3/31/22	$19.41	0.05	0.64	—	0.69	(0.08)	(0.91)	(0.99)	$19.11
Year Ended 3/31/21	12.28	0.04	7.53	—	7.57	(0.05)	(0.39)	(0.44)	19.41
Year Ended 3/31/20	14.04	0.20(d)	(1.53)	—	(1.33)	(0.16)	(0.27)	(0.43)	12.28
Year Ended 3/31/19	13.69	0.09	0.72	—	0.81	(0.02)	(0.44)	(0.46)	14.04
Year Ended 3/31/18	11.31	0.07	2.82	—	2.89	(0.08)	(0.43)	(0.51)	13.69
Class R6
Year Ended 3/31/22	$19.47	0.06	0.63	—	0.69	(0.08)	(0.91)	(0.99)	$19.17
Year Ended 3/31/21	12.30	0.06	7.52	—	7.58	(0.02)	(0.39)	(0.41)	19.47
Year Ended 3/31/20	14.08	0.16(d)	(1.48)	—	(1.32)	(0.19)	(0.27)	(0.46)	12.30
Year Ended 3/31/19	13.77	0.13	0.68	—	0.81	(0.06)	(0.44)	(0.50)	14.08
Year Ended 3/31/18	11.39	0.07	2.85	—	2.92	(0.11)	(0.43)	(0.54)	13.77

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

(c)	For the period from January 28, 2020 (commencement of operations) to March 31, 2020.

(d)

Net investment income per share and the ratio of net investment income to average net assets include $0.13 and 0.87% for Class I and $0.12 and 0.87% for Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

FINANCIAL HIGHLIGHTS

RBC Global Opportunities Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/22	2.86%	$ 25	1.00%	(0.01)%	24.16%	44%
Year Ended 3/31/21	61.21%	13	1.02%(c)	(0.07)%	33.96%	62%
Period Ended 3/31/20(d)	(20.77)%(e)	8	1.11%(f)	0.82%(f)	1.64%(f)	23%
Class I
Year Ended 3/31/22	3.09%	$330,052	0.75%	0.23%	0.81%	44%
Year Ended 3/31/21	61.74%	144,339	0.77%(c)	0.25%	0.99%	62%
Year Ended 3/31/20	(10.10)%	58,090	0.86%	1.35%(g)	1.25%	23%
Year Ended 3/31/19	6.49%	18,873	0.86%	0.64%	1.94%	28%
Year Ended 3/31/18	25.71%	11,236	0.94%(h)	0.50%	2.52%	30%
Class R6
Year Ended 3/31/22	3.11%	$246,907	0.70%	0.30%	0.72%	44%
Year Ended 3/31/21	61.76%	120,220	0.71%(c)	0.31%	0.90%	62%
Year Ended 3/31/20	(10.01)%	788	0.81%	1.19%(g)	5.44%	23%
Year Ended 3/31/19	6.54%	55	0.81%	0.95%	18.77%	28%
Year Ended 3/31/18	25.80%	14	0.90%(h)	0.56%	30.59%	30%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)

Beginning June 18, 2020, the net operating expenses were contractually limited to 1.00%, 0.75% and 0.70% of average daily net assets for Class A and Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended March 31, 2021.

(d)	For the period from January 28, 2020 (commencement of operations) to March 31, 2020.

(e)	Not annualized.

FINANCIAL HIGHLIGHTS

RBC Global Opportunities Fund

(Selected data for a share outstanding throughout the periods indicated)

(f)	Annualized.
(g)

Net investment income per share and the ratio of net investment income to average net assets include $0.13 and 0.87% for Class I and $0.12 and 0.87% for Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

(h)

Beginning October 2, 2017, the net operating expenses were contractually limited to 0.86% and 0.81% of average daily net assets for Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended March 31, 2018.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

RBC International Opportunities Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/22	$12.92	0.04	(0.73)	—(b)	(0.69)	(0.31)	(0.36)	(0.67)	$11.56
Year Ended 3/31/21	8.41	0.02	5.17	—	5.19	—	(0.68)	(0.68)	12.92
Period Ended 3/31/20(c)	11.03	0.02	(2.64)	—	(2.62)	—	—	—	8.41
Class I
Year Ended 3/31/22	$12.97	0.09	(0.75)	—	(0.66)	(0.33)	(0.36)	(0.69)	$11.62
Year Ended 3/31/21	8.41	0.07	5.29	—	5.36	(0.12)	(0.68)	(0.80)	12.97
Year Ended 3/31/20	10.27	0.29(d)	(1.70)	—	(1.41)	(0.31)	(0.14)	(0.45)	8.41
Year Ended 3/31/19	11.39	0.18	(0.56)	—	(0.38)	(0.10)	(0.64)	(0.74)	10.27
Year Ended 3/31/18	9.69	0.11	1.88	—	1.99	(0.12)	(0.17)	(0.29)	11.39
Class R6
Year Ended 3/31/22	$13.05	0.08	(0.74)	—	(0.66)	(0.33)	(0.36)	(0.69)	$11.70
Year Ended 3/31/21	8.46	0.08	5.32	—	5.40	(0.13)	(0.68)	(0.81)	13.05
Year Ended 3/31/20	10.33	0.29(d)	(1.70)	—	(1.41)	(0.32)	(0.14)	(0.46)	8.46
Year Ended 3/31/19	11.44	0.18	(0.55)	—	(0.37)	(0.10)	(0.64)	(0.74)	10.33
Year Ended 3/31/18	9.74	0.13	1.88	—	2.01	(0.14)	(0.17)	(0.31)	11.44

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

(c)	For the period from January 28, 2020 (commencement of operations) to March 31, 2020.

(d)

Net investment income per share and the ratio of net investment income to average net assets include $0.17 and 1.58% for Class I and $0.17 and 1.58% for Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

FINANCIAL HIGHLIGHTS

RBC International Opportunities Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/22	(5.68)%	$ 108	1.05%	0.29%	6.35%	37%
Year Ended 3/31/21	62.00%	22	1.10%(c)	0.15%	3.67%	37%
Period Ended 3/31/20(d)	(23.75)%(e)	8	1.14%(f)	1.42%(f)	1.38%(f)	45%
Class I
Year Ended 3/31/22	(5.45)%	$172,283	0.80%	0.71%	0.98%	37%
Year Ended 3/31/21	63.90%	170,788	0.81%(c)	0.59%	1.11%	37%
Year Ended 3/31/20	(14.68)%	73,562	0.89%	2.76%(g)	1.21%	45%
Year Ended 3/31/19	(2.46)%	66,202	0.89%(h)	1.71%	1.26%(h)	49%
Year Ended 3/31/18	20.82%	65,372	0.94%(i)	1.03%	1.32%	45%
Class R6
Year Ended 3/31/22	(5.47)%	$5,862	0.75%	0.68%	1.03%	37%
Year Ended 3/31/21	64.15%	18	0.76%(c)	0.67%	24.83%	37%
Year Ended 3/31/20	(14.74)%	11	0.84%	2.74%(g)	28.05%	45%
Year Ended 3/31/19	(2.27)%	13	0.84%(h)	1.69%	29.90%(h)	49%
Year Ended 3/31/18	20.75%	13	0.89%(i)	1.14%	30.23%	45%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)

Beginning June 18, 2020, the net operating expenses were contractually limited to 1.05%, 0.80% and 0.75% of average daily net assets for Class A and Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended March 31, 2021.

(d)	For the period from January 28, 2020 (commencement of operations) to March 31, 2020.

(e)	Not annualized.

FINANCIAL HIGHLIGHTS

RBC International Opportunities Fund

(Selected data for a share outstanding throughout the periods indicated)

(f)	Annualized.

(g)

Net investment income per share and the ratio of net investment income to average net assets include $0.17 and 1.58% for Class I and $0.17 and 1.58% for Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

(h)	Ratios include line of credit interest expense which is less than 0.01%.

(i)

Beginning October 2, 2017, the net operating expenses were contractually limited to 0.89% and 0.84% of average daily net assets for Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended March 31, 2018.

See Notes to the Financial Statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2022

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 19 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). This report includes the following five investment portfolios (each a “Fund” and collectively, the “Funds”):

- RBC Emerging Markets Equity Fund (“Emerging Markets Equity Fund”)

- RBC Emerging Markets Value Equity Fund (“Emerging Markets Value Equity Fund”)

- RBC Global Equity Leaders Fund (“Global Equity Leaders Fund”)

- RBC Global Opportunities Fund (“Global Opportunities Fund”)

- RBC International Opportunities Fund (“International Opportunities Fund”)

Emerging Markets Equity Fund, Global Equity Leaders Fund, Global Opportunities Fund and International Opportunities Fund each offer three share classes: Class A, Class R6 and Class I shares. Emerging Markets Value Equity Fund offers two share classes: Class I and Class R6 shares. Class A shares are offered with a 5.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I and Class R6 shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds and RBC Global Asset Management (UK) Limited (“RBC GAM-UK” or “Sub-Advisor”) serves as the investment sub-advisor. The officers of the Trust (“Fund Management”) are also employees of RBC GAM-US.

2. Significant Accounting Policies

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Security Valuation:

The Board has adopted pricing and valuation procedures for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Equity securities are generally valued on the basis of prices furnished by third-party pricing services approved by the Board. Equity securities listed on one or more exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the regularly scheduled closing time of the exchange and are categorized as Level 1 in the fair value hierarchy. (See “Fair Value Measurements” below for additional information). An equity security not listed on an exchange but listed on NASDAQ shall be valued at the NASDAQ official closing price and is also categorized as Level 1. If there was no sale on the primary exchange on the day the net asset value is calculated or a NASDAQ official closing price is not available, the most recent bid quotation generally will be used and such securities will generally be categorized as Level 2. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair

NOTES TO FINANCIAL STATEMENTS

value hierarchy (see “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Foreign securities valued in non-U.S. dollars are valued in the foreign currency and then converted into the U.S. dollar equivalent using the foreign exchange rate in effect at the close of NYSE on the day the security’s value is determined. The value of securities traded in markets outside the United States may be affected on a day that the NYSE is closed and an investor is not able to purchase, exchange or redeem shares of the Funds.

Many securities markets and exchanges outside of North American and South American time zones close prior to the close of the NYSE; therefore, the closing prices for equity securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. The Funds have procedures in place to fair value foreign equity securities traded in countries outside North American and South American time zones daily in order to take into account, among other things, any significant events occurring after the close of trading in a foreign market. The Funds receive adjusted fair value prices from a designated independent pricing vendor. In general, the vendor utilizes a multi-factor model to consider such information as the issue’s closing price, relevant general and sector indices and currency fluctuations to generate an evaluated adjustment factor for each security and provide an evaluated fair value price. The Funds generally categorize such evaluated fair value prices as Level 2 in the fair value hierarchy.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities. The Pricing Committee includes representatives of the Funds’ Advisor, and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker- dealer or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their

NOTES TO FINANCIAL STATEMENTS

direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Funds’ Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•    Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•    Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•    Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

NOTES TO FINANCIAL STATEMENTS

The summary of inputs used to determine the fair value of the Funds’ investments as of March 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Emerging Markets Equity Fund Assets:
Investments in Securities
Common Stocks
Argentina	$23,432,756	$—	$—	$23,432,756
Austria	—	37,085,107	—	37,085,107
Brazil	135,741,319	—	—	135,741,319
Chile	25,919,873	116,318,574	—	142,238,447
China	94,418,578	424,839,068	—	519,257,646
Hong Kong	—	132,138,790	—	132,138,790
India	—	414,445,151	—	414,445,151
Indonesia	—	92,689,185	—	92,689,185
Korea	—	289,024,167	—	289,024,167
Mexico	74,059,615	—	—	74,059,615
Peru	36,395,191	—	—	36,395,191
Philippines	—	53,132,862	—	53,132,862
South Africa	—	134,693,519	—	134,693,519
Taiwan	—	411,175,448	—	411,175,448
Thailand	—	28,371,546	—	28,371,546
Turkey	—	36,755,820	—	36,755,820
United Kingdom	—	71,942,723	—	71,942,723
Investment Company	28,297,986	—	—	28,297,986

Total Assets	$418,265,318	$2,242,611,960	$—	$2,660,877,278

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Emerging Markets Value Equity Fund Assets:
Investments in Securities
Common Stocks
Brazil	$3,853,592	$—	$—		$3,853,592
Chile	575,732	1,453,579	—		2,029,311
China	1,113,193	17,265,758	—		18,378,951
Egypt	—	863,097	—		863,097
Greece	—	629,542	—		629,542
Hong Kong	—	1,524,556	—		1,524,556
Hungary	—	950,811	—		950,811
India	—	7,056,769	—		7,056,769
Indonesia	—	962,085	—		962,085
Korea	—	12,559,285	—		12,559,285
Mexico	2,842,740	—	—		2,842,740
Pakistan	—	752,999	—		752,999
Peru	1,117,155	—	—		1,117,155
Philippines	—	562,248	—		562,248
Russia	—	—	—(a	)	—
South Africa	—	5,115,088	—		5,115,088
Taiwan	—	8,421,920	—		8,421,920
Thailand	—	1,010,167	—		1,010,167
Turkey	—	710,714	—		710,714
United Arab Emirates	—	1,073,854	—		1,073,854
United States	—	1,031,658	—		1,031,658
Vietnam	—	1,029,851	—		1,029,851
Investment Company	2,600,911	—	—		2,600,911
Preferred Stocks	2,440,826	—	—		2,440,826

Total Assets	$14,544,149	$62,973,981	$—		$77,518,130

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Global Equity Leaders Fund Assets:
Investments in Securities
Common Stocks
Belgium	$—	$239,930	$—		$239,930
Denmark	—	63,462	—		63,462
Germany	—	149,034	—		149,034
Hong Kong	—	207,929	—		207,929
Japan	—	84,512	—		84,512
Netherlands	—	53,479	—		53,479
Norway	—	193,479	—		193,479
Singapore	—	125,220	—		125,220
Spain	—	2,900	—		2,900
Switzerland	—	235,419	—		235,419
Taiwan	178,389	—	—		178,389
United States	2,908,056	—	—		2,908,056
Investment Company	23,598	—	—		23,598

Total Assets	$3,110,043	$1,355,364	$—		$4,465,407

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Global Opportunities Fund Assets:
Investments in Securities
Common Stocks
Belgium	$—	$25,579,329	$—	$25,579,329
Denmark	—	9,480,615	—	9,480,615
Finland	—	9,076,461	—	9,076,461
Germany	—	17,367,074	—	17,367,074
Hong Kong	—	25,161,018	—	25,161,018
Ireland	—	12,224,583	—	12,224,583
Japan	—	16,135,690	—	16,135,690
Netherlands	—	6,520,447	—	6,520,447
Norway	—	24,297,280	—	24,297,280
Spain	—	269,684	—	269,684
Switzerland	—	33,465,080	—	33,465,080
Taiwan	21,644,376	—	—	21,644,376
United Kingdom	—	35,350,911	—	35,350,911
United States	327,739,057	—	—	327,739,057
Zambia	6,314,660	—	—	6,314,660
Investment Company	8,686,928	—	—	8,686,928

Total Assets	$364,385,021	$214,928,172	$—	$579,313,193

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
International Opportunities Fund Assets:
Investments in Securities
Common Stocks
Australia	$—	$4,629,626	$—	$4,629,626
Austria	—	1,938,997	—	1,938,997
Belgium	—	7,148,147	—	7,148,147
China	—	3,071,979	—	3,071,979
Denmark	—	4,498,288	—	4,498,288
Finland	—	3,441,464	—	3,441,464
Germany	—	5,623,214	—	5,623,214
Hong Kong	—	8,647,970	—	8,647,970
India	7,946,283	—	—	7,946,283
Ireland	19,611	6,390,605	—	6,410,216
Japan	—	25,895,183	—	25,895,183
Netherlands	—	6,656,165	—	6,656,165
Norway	—	8,243,487	—	8,243,487
Singapore	—	7,171,287	—	7,171,287
South Africa	—	3,251,157	—	3,251,157
Spain	—	84,865	—	84,865
Sweden	—	1,403,694	—	1,403,694
Switzerland	—	15,847,247	—	15,847,247
Taiwan	10,313,191	7,980,423	—	18,293,614
Thailand	—	3,225,685	—	3,225,685
United Kingdom	—	27,528,530	—	27,528,530
Zambia	3,827,951	—	—	3,827,951
Investment Company	3,832,453	—	—	3,832,453
Rights/Warrants	22,469	—	—	22,469

Total Assets	$25,961,958	$152,678,013	$—	$178,639,971

(a) Rounds to zero.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Emerging Markets Value Equity Fund
Common Stocks– (Russia)
Balance as of 3/31/21(value)	$ —
Purchases	2,582,559
Sales (Paydowns)	(897,661)
Transfer into Level 3	980,861
Change in unrealized appreciation (depreciation)	(2,665,759)

Balance as of 3/31/22(value)	$ —

Amounts were transferred from Level 2 to Level 3 due to a lack of reliable quoted prices.

NOTES TO FINANCIAL STATEMENTS

Repurchase Agreements:

The Funds, may enter into repurchase agreements with counterparties whom the Advisor has deemed creditworthy, including primary dealers that report to the Federal Reserve Bank of New York or other large U.S. commercial banks or broker-dealers. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged by the dealers as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreement. The Funds have procedures to monitor additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the market value of the repurchase agreement in the event of a default.

There were no repurchase agreements held during the year ended March 31, 2022.

Affiliated Investments:

The Funds invest in another Fund of the Trust (an “Affiliated Fund”), U.S. Government Money Market Fund-RBC Institutional Class 1, as a cash sweep vehicle. The income earned by the Funds from the Affiliated Fund for the period is disclosed in the Statement of Operations. The table below details the transactions of the Funds in the Affiliated Fund.

	Value March 31, 2021	Purchases	Sales	Value March 31, 2022	Dividends
Investments in U.S. Government Money Market Fund—RBC Institutional Class 1
Emerging Markets Equity Fund	$ —	$681,774,242	$653,476,256	$28,297,986	$13,595
Emerging Markets Value Equity Fund	166,783	50,512,565	48,078,437	2,600,911	398
Global Equity Leaders Fund	—	439,296	415,698	23,598	6
Global Opportunities Fund	7,322,625	412,783,067	411,418,764	8,686,928	2,401
International Opportunities Fund	2,839,826	71,796,399	70,803,772	3,832,453	565

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income is recorded on the ex- dividend date. In certain foreign markets where declaration of a dividend follows the ex-dividend date, the dividend will be recorded when the Fund is notified of the declaration date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

NOTES TO FINANCIAL STATEMENTS

Real Estate Investment Trusts:

The Funds may own shares of real estate investment trusts (”REITs“) which report information on the source of their distributions annually. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Distributions received from a REIT in excess of its income are recorded as a return of capital and a reduction to the cost basis of the REIT.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends and capital gain distributions for each Fund are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent, they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gain and losses, including foreign currency gains and losses, foreign taxes and passive foreign investment companies (PFICs).

	Increase/(Decrease) Paid in Capital	Increase/(Decrease) Accumulated Earnings
Global Equity Leaders Fund	$(573)	$573

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into investment advisory agreements with RBC GAM-US under which RBC GAM-US manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreements require each Fund to pay RBC GAM-US a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM-US is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Emerging Market Equity Fund	0.80%
Emerging Markets Value Equity Fund	0.80%
Global Equity Leaders Fund	0.65%
Global Opportunities Fund	0.65%
International Opportunities Fund	0.70%

RBC GAM-US has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of Class A, Class I and Class R6 shares of each Fund to the following levels:

	Class A Annual Rate	Class I Annual Rate	Class R6 Annual Rate
Emerging Markets Equity Fund	1.13%	0.88%	0.88%
Emerging Markets Value Equity Fund	N/A	0.95%	0.88%
Global Equity Leaders Fund	1.00%	0.75%	0.70%
Global Opportunities Fund	1.00%	0.75%	0.70%
International Opportunities Fund	1.05%	0.80%	0.75%

This expense limitation agreement is in place until July 31, 2023 (September 30, 2023 for Emerging Markets Equity Fund) and may not be terminated by RBC GAM-US prior to that date. The agreement shall continue for additional one-year terms unless terminated or revised by the Board at any time or by

NOTES TO FINANCIAL STATEMENTS

RBC GAM-US at the expiration of any one-year period. The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses waived or reimbursed during any of the previous 3 years, provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid.

At March 31, 2022, the amounts subject to possible recoupment under the expense limitation agreement were:

	FYE 3/31/20	FYE 3/31/21	FYE 3/31/22	Total

Emerging Markets Equity Fund	$1,590,349	$1,751,584	$3,922,710	$7,264,643
Emerging Markets Value Equity Fund	252,132	284,653	307,554	844,339
Global Equity Leaders Fund	—	—	119,121	119,121
Global Opportunities Fund	197,222	271,393	195,659	664,274
International Opportunities Fund	266,018	410,189	338,560	1,014,767

For the year ended March 31, 2022, the Advisor recouped $15,162 of expenses previously waived/reimbursed by the Emerging Markets Equity Fund.

RBC GAM-US may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice, and expenses waived under such program are not subject to recoupment.

RBC GAM-US voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Funds pay to RBC GAM-US indirectly through its investment in an affiliated money market fund. For the year ended March 31, 2022, the amount waived was $72,762, $1,495, $0, $11,766 and $3,139 for the Emerging Markets Equity Fund, Emerging Markets Value Equity Fund, Global Equity Leaders Fund, Global Opportunities Fund and International Opportunities Fund, respectively, and is included in expenses waived/reimbursed by Advisor in the Statements of Operations.

The Funds are sub-advised by RBC GAM-UK, which is a wholly-owned subsidiary of Royal Bank of Canada, which is the parent company of the Advisor. The Sub-Advisor is paid by the Advisor out of the advisory fee paid by the Funds to the Advisor.

RBC GAM-US serves as co-administrator to the Funds. The Bank of New York Mellon Investment Servicing (US) Inc. (”BNY Mellon“) serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, RBC GAM-US does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by each Fund based in part on each Fund’s average net assets. BNY Mellon’s fee is included with ”Accounting fees“ in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $76,000. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or Special Board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in ”Trustees’ fees“.

In conjunction with the launch of each of the Funds or additional share classes, the Advisor invested seed capital to provide each Fund or share class with its initial investment assets. The table below shows, as of March 31, 2022, each Fund’s net assets, the shares of each Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

NOTES TO FINANCIAL STATEMENTS

	Net Assets	Shares held by Advisor	% of Fund Net Assets
Emerging Markets Value Equity Fund	$75,547,813	620,251	7.1%
Global Equity Leaders Fund	$4,518,776	500,000	100.0%
Global Opportunities Fund	$576,983,269	688	0.0%
International Opportunities Fund	$178,252,907	2,435	0.0%

4. Fund Distribution:

Each of the Funds that offers Class A shares has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for, or to reimburse the Distributor for, distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I and Class R6. The following chart shows the current Plan fee rate for Class A.

Class A

12b-1 Plan Fee	0.25%*

* Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive the Plan fee voluntarily, in whole or in part. For the year ended March 31, 2022, there were no fees waived by the Distributor.

The Distributor did not receive any CDSC fees from Class A shares of the Funds during the year ended March 31, 2022.

For the year ended March 31, 2022, the Distributor received commissions of $5,513 front-end sales charges of Class A shares, of the Funds, of which $2,110 was paid to affiliated broker-dealers, and the remainder was either paid to unaffiliated broker-dealers or retained by the Distributor.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2022 were as follows:

	Purchases	Sales

Emerging Markets Equity Fund	$735,862,027	$383,568,463
Emerging Markets Value Equity Fund	85,126,338	44,719,664
Global Equity Leaders Fund	5,953,541	1,030,800
Global Opportunities Fund	538,345,361	211,420,261
International Opportunities Fund	87,419,532	67,007,222

NOTES TO FINANCIAL STATEMENTS

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	Emerging Markets Equity Fund		Emerging Markets Value Equity Fund
	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$140,921,129	$286,616,571	$—	$—
Distributions reinvested	7,256,298	162,966	—	—
Cost of shares redeemed	(94,971,848)	(18,777,237)	—	—

Change in Class A	$53,205,579	$268,002,300	$—	$—

Class I
Proceeds from shares issued	$772,795,344	$663,616,450	$56,989,887	$29,825,722
Distributions reinvested	54,796,328	16,834,855	6,388,540	149,230
Cost of shares redeemed	(443,767,824)	(264,217,496)	(17,332,499)	(2,204,799)

Change in Class I	$383,823,848	$416,233,809	$46,045,928	$27,770,153

Class R6
Proceeds from shares issued	$60,159,654	$89,875,347	$6,900,000	$—
Distributions reinvested	6,425,184	2,307,638	369,305	86,448
Cost of shares redeemed	(81,339,440)	(17,376,284)	(6,429,989)	—

Change in Class R6	$(14,754,602)	$74,806,701	$839,316	$86,448

Change in net assets resulting from capital transactions	$422,274,825	$759,042,810	$46,885,244	$27,856,601

NOTES TO FINANCIAL STATEMENTS

	Emerging Markets Equity Fund		Emerging Markets Value Equity Fund
	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021
SHARE TRANSACTIONS:
Class A
Issued	10,440,868	19,139,830	—	—
Reinvested	559,037	11,750	—	—
Redeemed	(6,936,302)	(1,539,090)	—	—

Change in Class A	4,063,603	17,612,490	—	—

Class I
Issued	54,372,157	49,761,963	5,492,911	3,554,158
Reinvested	4,148,094	1,193,115	681,808	14,908
Redeemed	(31,898,225)	(20,357,430)	(1,550,129)	(194,642)

Change in Class I	26,622,026	30,597,648	4,624,590	3,374,424

Class R6
Issued	4,186,394	6,619,216	623,060	—
Reinvested	483,824	162,854	41,034	8,894
Redeemed	(5,684,040)	(1,419,187)	(623,061)	—

Change in Class R6	(1,013,822)	5,362,883	41,033	8,894

Change in shares resulting from capital transactions	29,671,807	53,573,021	4,665,623	3,383,318

	Global Equity Leaders Fund	Global Opportunities Fund
	For the Period Ended March 31, 2022(a)	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,000,000	$11,551	$3,774
Distributions reinvested	—	724	318
Cost of shares redeemed	—	—	(4,293)

Change in Class A	$1,000,000	$12,275	$(201)

Class I
Proceeds from shares issued	$3,000,000	$289,474,048	$95,929,845
Distributions reinvested	—	16,945,013	1,908,421
Cost of shares redeemed	—	(87,829,552)	(44,649,849)

Change in Class I	$3,000,000	$218,589,509	$53,188,417

Class R6
Proceeds from shares issued	$1,000,000	$163,518,024	$134,316,152
Distributions reinvested	—	9,027,594	2,077,066
Cost of shares redeemed	—	(31,543,001)	(31,519,011)

Change in Class R6	$1,000,000	$141,002,617	$104,874,207

Change in net assets resulting from capital transactions	$5,000,000	$359,604,401	$158,062,423

NOTES TO FINANCIAL STATEMENTS

	Global Equity Leaders Fund	Global Opportunities Fund
	For the Period Ended March 31, 2022(a)	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021
SHARE TRANSACTIONS:
Class A
Issued	100,000	595	232
Reinvested	—	34	17
Redeemed	—	—	(225)

Change in Class A	100,000	629	24

Class I
Issued	300,000	13,247,308	5,089,835
Reinvested	—	806,138	101,296
Redeemed	—	(4,218,486)	(2,482,577)

Change in Class I	300,000	9,834,960	2,708,554

Class R6
Issued	100,000	7,763,370	7,774,183
Reinvested	—	428,051	109,898
Redeemed	—	(1,490,078)	(1,772,397)

Change in Class R6	100,000	6,701,343	6,111,684

Change in shares resulting from capital transactions	500,000	16,536,932	8,820,262

(a)For the period from December 15, 2021 (commencement of operations) to March 31, 2022.

NOTES TO FINANCIAL STATEMENTS

	International Opportunities Fund
	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$98,570	$1,992,961
Distributions reinvested	6,022	621
Cost of shares redeemed	(670)	(2,088,550)

Change in Class A	$103,922	$(94,968)

Class I
Proceeds from shares issued	$60,295,546	$77,668,834
Distributions reinvested	7,618,541	7,796,893
Cost of shares redeemed	(43,667,026)	(41,717,820)

Change in Class I	$24,247,061	$43,747,907

Class R6
Proceeds from shares issued	$6,611,430	$—
Distributions reinvested	282,283	1,024
Cost of shares redeemed	(103,308)	—

Change in Class R6	$6,790,405	$1,024

Change in net assets resulting from capital transactions	$31,141,388	$43,653,963

SHARE TRANSACTIONS:
Class A
Issued	7,145	209,618
Reinvested	481	50
Redeemed	(53)	(208,837)

Change in Class A	7,573	831

Class I
Issued	4,501,962	7,550,228
Reinvested	605,607	624,751
Redeemed	(3,442,244)	(3,751,495)

Change in Class I	1,665,325	4,423,484

Class R6
Issued	485,211	—
Reinvested	22,279	82
Redeemed	(7,933)	—

Change in Class R6	499,557	82

Change in shares resulting from capital transactions	2,172,455	4,424,397

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

NOTES TO FINANCIAL STATEMENTS

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2022, the tax cost of investments and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

	Tax Cost Of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Emerging Markets Equity Fund	$2,630,540,689	$338,758,486	$(318,562,630)	$20,195,856
Emerging Markets Value Equity Fund	85,773,203	5,791,289	(14,153,817)	(8,362,528)
Global Equity Leaders Fund	4,754,615	93,249	(382,450)	(289,201)
Global Opportunities Fund	582,176,927	33,834,424	(36,719,895)	(2,885,471)
International Opportunities Fund	162,292,588	28,488,498	(12,139,304)	16,349,194

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales and passive foreign investment company mark-to-market adjustment.

The tax character of distributions during the year ended March 31, 2022 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Emerging Markets Equity Fund	$34,602,313	$39,217,208	$73,819,521	$73,819,521
Emerging Markets Value Equity Fund	5,438,637	1,320,867	6,759,504	6,759,504
Global Equity Leaders Fund	—	—	—	—
Global Opportunities Fund	5,569,383	23,684,426	29,253,809	29,253,809
International Opportunities Fund	5,110,059	5,686,193	10,796,252	10,796,252

The tax character of distributions during the year ended March 31, 2021 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Emerging Markets Equity Fund	$20,986,884	$—	$20,986,884	$20,986,884
Emerging Markets Value Equity Fund	235,678	—	235,678	235,678
Global Opportunities Fund	322,897	3,754,938	4,077,835	4,077,835
International Opportunities Fund	1,655,425	7,920,505	9,575,930	9,575,930

NOTES TO FINANCIAL STATEMENTS

Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of March 31, 2022, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Emerging Markets Equity Fund	Emerging Markets Value Equity Fund	Global Equity Leaders Fund	Global Opportunities Fund	International Opportunities Fund
Undistributed ordinary income	$2,686,421	$798,019	$275	$—	$—
Undistributed long term gain	—	3,571,827	—	—	4,210,374

Accumulated earnings	2,686,421	4,369,846	275	—	4,210,374
Accumulated capital loss carryforwards	(18,589,398)	(541,989)	(191,725)	—	—
Deferred qualified late-year losses	—	—	—	(5,187,180)	(3,303,201)
Unrealized appreciation/ depreciation	20,195,856	(8,362,528)	(289,201)	(2,885,471)	16,349,194

Total Accumulated Earnings/(Losses)	$4,292,879	$(4,534,671)	$(480,651)	$(8,072,651)	$17,256,367

During the year ended March 31, 2022, Emerging Markets Value Equity Fund utilized $86,446 of capital loss carryforwards.

As of March 31, 2022, the Funds did not have any capital loss carryforwards for federal income tax purposes except Emerging Markets Equity Fund had a short-term capital loss carryforward of $14,354,407 and a long-term capital loss carryforward of $4,234,991, Emerging Markets Value Equity Fund had a short-term capital loss carryforward of $365,795 and a long-term capital loss carryforward of $176,194, and Global Equity Leaders Fund had a short-term capital loss carryforward of $191,725 available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. Emerging Markets Value Equity Fund’s amount includes losses in connection with an ownership change, therefore utilization of capital loss carryover is subject to annual limitations. These capital loss carryforwards are not subject to expiration.

Under current tax law, capital losses realized after October 31 and ordinary losses after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes, which will be treated as arising on the first business day of the year ended March 31, 2022.

8. Market Timing:

The Trust strongly discourages attempts at market timing by Fund shareholders. Prior to June 11, 2021, each Fund charged a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase. In addition, the Trust may limit the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee was deducted from the redemption proceeds and retained by the Fund, not by the Advisor. This redemption fee was not charged in cases where, for example, the redemption resulted from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. The Trust also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a

NOTES TO FINANCIAL STATEMENTS

full description of the Trust’s policies on market timing and/or excessive trading. The redemption fee is recorded as a credit to capital and is included in the capital transactions on the Statements of Changes in Net Assets.

During the year ended March 31, 2022, redemption fees were collected by the Emerging Markets Equity Fund and International Opportunities Fund in the amount of $9,803 and $10 respectively. There were no redemption fees collected by the other funds. Redemption fees collected by the Funds are included in the cost of shares redeemed on the Statements of Changes in Net Assets.

9. Line of Credit

Emerging Markets Equity Fund, Global Opportunities Fund and International Opportunities Fund (“Participating Funds”) are participants in a single uncommitted, unsecured $30,000,000 line of credit with The Bank of New York Mellon, the Funds’ custodian, to be used to fund shareholder redemptions requests and for other short-term temporary or emergency general business purposes. The line of credit has a scheduled termination date of June 17, 2022. Interest is charged on borrowings made under this line of credit at a rate per annum equal 1.25% plus the higher of (a) the Federal Funds Effective Rate (b) the sum of 0.115% plus the secured overnight financing rate (“SOFR”) for such date, and (c) 0.00%. An undrawn fee of 0.08% per annum on the daily amount of the excess of $30,000,000 less the aggregate principal amount of advances outstanding is accrued and is due on the last business day of each calendar quarter. Each Participating Fund shall each pay its pro rata share of this fee based on its pro rata net assets at the time the fee is due and payable. Since each Participating Fund participates in the line of credit, there is no assurance that an individual fund will have access to all or any part of the $30,000,000 at any particular time. During the year ended March 31, 2022, none of the Funds borrowed under the line of credit.

10. Significant Risks

Shareholder concentration risk:

As of March 31, 2022, the following Funds had omnibus accounts which each owned more than 10% of a Fund’s outstanding shares as shown below:

	# of Omnibus Accounts	% of Fund
Emerging Markets Equity Fund	2	25.9%
Emerging Markets Value Equity Fund	1	26.7%
International Opportunities Fund	3	78.6%

In addition, one unaffiliated shareholder owned 17.6% of Global Opportunities Fund and two unaffiliated shareholders owned in aggregate 45.2% of Emerging Markets Value Equity Fund as of March 31, 2022. Significant transactions by these shareholders may impact the Funds’ performance.

Market risk:

One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations.

NOTES TO FINANCIAL STATEMENTS

In response to political and military actions undertaken by Russia, the U.S., European Union, and other jurisdictions have imposed economic sanctions against certain Russian individuals, entities and sectors. These sanctions and the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Sanctions could impair the a fund’s ability to invest in accordance with its investment program, to determine the overall value of its net assets, and to sell holdings as needed to meet shareholder redemptions. As of March 31, 2022, none of the Funds’ investments were in violation of such sanctions.

Industry and sector focus risk:

At times the Funds may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

11. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of RBC Emerging Markets Equity Fund, RBC Emerging Markets Value Equity Fund, RBC Global Opportunities Fund, RBC International Opportunities Fund, and RBC Global Equity Leaders Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed in the table below (five of the funds constituting RBC Funds Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations for each of the periods indicated in the table below, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations for each of the periods indicated in the table below, the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

RBC Emerging Markets Equity Fund

RBC Emerging Markets Value Equity Fund	RBC Global Equity Leaders Fund (2)
RBC Global Opportunities Fund
RBC International Opportunities Fund (1)

(1)  Statement of operations for the year ended March 31, 2022, statement of changes in net assets for each of the two years in the period ended March 31, 2022 and the financial highlights for each of the periods indicated therein

(2) Statements of operations and changes in net assets and the financial highlights for the period December 15, 2021 (commencement of operations) through March 31, 2022

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota

May 24, 2022

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended March 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to report the maximum amount allowable as taxed at a maximum rate of 20%. Complete information will be reported in conjunction with your 2020 Form 1099-DIV.

For the year ended March 31, 2022, the following Funds had a qualified dividend income percentage of:

Qualified Dividend Income
Emerging Markets Equity Fund	50.36%
Emerging Markets Value Equity Fund	16.58%
Global Opportunities Fund	56.94%
International Opportunities Fund	44.61%

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended March 31, 2022 qualify for the corporate dividends received deduction:

Dividends Received Deduction
Emerging Markets Equity Fund	1.51%
Global Opportunities Fund	43.34%

For the year ended March 31, 2022, the following Funds had a qualified interest income percentage of:

Qualified Interest Income
Emerging Markets Equity Fund	0.02%
Emerging Markets Value Equity Fund	0.03%
Global Opportunities Fund	0.05%
International Opportunities Fund	0.01%

For the year ended March 31, 2022, the following Funds had a qualified short term gains percentage of:

Qualified Short-Term Gains
Emerging Markets Value Equity Fund	44.11%
Global Opportunities Fund	23.99%

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended March 31, 2022, the following Funds had a qualified foreign source income percentage of:

Qualified Foreign Source Income %
Emerging Markets Equity Fund	99.01%
Emerging Markets Value Equity Fund	42.83%
Global Equity Leaders Fund	0.00%
Global Opportunities Fund	0.00%
International Opportunities Fund	69.49%

The Funds have elected to pass through to their shareholders the foreign taxes paid for the year ended March 31, 2022 as follows:

	Foreign Taxes Paid	Foreign Source Income
Emerging Markets Equity Fund	$3,983,667	$58,130,190
Emerging Markets Value Equity Fund	292,730	1,797,009
Global Equity Leaders Fund	0	0
Global Opportunities Fund	0	0
International Opportunities Fund	231,994	3,138,600

Pursuant to Internal Revenue Code Section 852(b)(3), Emerging Markets Equity Fund, Emerging Markets Value Equity Fund, Global Equity Leaders Fund, Global Opportunities Fund and International Opportunities Fund reported $39,217,208, $4.792,101, $0, $23,684,426 and $6,208,575 respectively as long-term capital gain distributions for the year ended March 31, 2022.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Phillip G. Goff. (58)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2020

Principal Occupation(s) During Past 5 Years: Senior Vice President/Corporate Controller and Funds Treasurer, TIAA (October 2006-August 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to 2020); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (73)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to 2020); Chief Investment Officer, Chinquapin Trust Company (1999 to 2020)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward, CFA (69)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to 2019)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (58)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

Kathleen A. Gorman (58)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012 and Assistant Secretary, (March 2018 to present)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (March 2018 to present);Chief Compliance Officer, RBC Funds (2006 to 2012)

Kathleen A. Hegna (55)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

Christina M. Weber (53)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017); Senior Compliance Officer, RBC Funds (March 2012 to December 2012)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer three share classes: Class A, Class I and Class R6.

Class A

Class A shares, offered by Emerging Markets Equity Fund, Global Opportunities Fund and International Opportunities Fund are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Funds are currently subject to a maximum upfront sales charge of 5.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are available in all of the Funds and are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class R6

Class R6 shares are available in all Funds and are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021 through March 31, 2022.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period* 10/1/21–3/31/22	Annualized Expense Ratio During Period 10/1/21–3/31/22
Emerging Markets Equity Fund
Class A	$1,000.00	$954.60	$5.51	1.13%
Class I	1,000.00	955.90	4.29	0.88%
Class R6	1,000.00	955.40	4.29	0.88%
Emerging Markets Value Equity Fund
Class I	1,000.00	917.40	4.54	0.95%
Class R6	1,000.00	917.70	4.21	0.88%
Global Equity Leaders Fund**
Class A	1,000.00	903.00	2.74	1.00%
Class I	1,000.00	904.00	2.05	0.75%
Class R6	1,000.00	904.00	1.92	0.70%
Global Opportunities Fund
Class A	1,000.00	947.50	4.86	1.00%
Class I	1,000.00	948.70	3.64	0.75%
Class R6	1,000.00	948.70	3.40	0.70%
International Opportunities Fund
Class A	1,000.00	912.80	5.01	1.05%
Class I	1,000.00	913.80	3.82	0.80%
Class R6	1,000.00	913.80	3.58	0.75%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/365 (to reflect one half year period).

**Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 107/365 (to reflect December 15, 2021 (commencement of operations) through March 31, 2022).

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period* 10/1/21-3/31/22	Annualized Expense Ratio During Period 10/1/21-3/31/22
Emerging Markets Equity Fund
Class A	$1,000.00	$1,019.30	$5.69	1.13%
Class I	1,000.00	1,020.54	4.43	0.88%
Class R6	1,000.00	1,020.54	4.43	0.88%
Emerging Markets Value Equity Fund
Class I	1,000.00	1,020.19	4.78	0.95%
Class R6	1,000.00	1,020.54	4.43	0.88%
Global Equity Leaders Fund**
Class A	1,000.00	1,011.51	2.89	1.00%
Class I	1,000.00	1,012.23	2.17	0.75%
Class R6	1,000.00	1,012.37	2.03	0.70%
Global Opportunities Fund
Class A	1,000.00	1,019.95	5.04	1.00%
Class I	1,000.00	1,021.19	3.78	0.75%
Class R6	1,000.00	1,021.44	3.53	0.70%
International Opportunities Fund
Class A	1,000.00	1,019.70	5.29	1.05%
Class I	1,000.00	1,020.94	4.03	0.80%
Class R6	1,000.00	1,021.19	3.78	0.75%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/365 (to reflect one half year period).

**Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 107/365 (to reflect December 15, 2021 (commencement of operations) through March 31, 2022).

Information Regarding the Approval of Investment Advisory and Sub-Advisory Agreements

In December 2021, after evaluating the services expected to be provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”) and RBC Global Asset Management (UK) Limited (the “Sub-Advisor”) to the proposed new RBC Global Equity Leaders Fund (the “Fund”) and reviewing the proposed fees and expenses of the Fund, as well as performance previously achieved by the Advisor and Sub-Advisor for other accounts using similar strategies, the RBC Funds Board of Trustees determined to approve the amendment of an existing investment advisory agreement with the Advisor and an existing sub-advisory agreement with the Sub-Advisor (the investment advisory and sub-advisory agreements, collectively, being the “Agreements”) to include the Fund.

As part of their review of the Agreements, the Trustees considered information regarding the services performed by the Advisor and Sub-Advisor for the Trust in the past; the staffing and qualifications of the personnel expected to be responsible for operating and managing the Fund; the performance achieved by the Advisor and Sub-Advisor for other accounts using similar strategies in the past; and the Fund’s proposed fees and anticipated expenses. The Trustees also considered information provided at regular quarterly Board and Committee meetings throughout the year and as well as information received at prior meetings with respect to the Advisor and Sub-Advisor. In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals from the Sub-Advisor, to discuss the information and the planned management of the Fund. The Trustees reviewed the nature, quality, and extent of the services expected to be provided to the Fund by the Advisor and Sub-Advisor.

The Trustees reviewed the Funds’ expected expense structure and proposed advisory fees. The Trustees considered, and viewed favorably, the Advisor’s contractual agreement to subsidize Fund expenses, noting that all related fee waivers or expense subsidies would be borne by the Advisor. The Trustees were informed about the Trust’s general policy to ensure that advisory fees do not exceed the median fee level of a given Fund’s peer group. The Trustees considered information regarding other benefits the Advisor and its affiliates might derive from their relationships with the Fund, including soft dollars and other fall-out benefits.

In considering the nature and quality of services expected to be provided by the Sub-Advisor to the Fund, the Trustees considered the Sub-Advisor’s management of similar investment strategies and demonstrated capabilities with respect to fundamental analysis, its significant expertise with regard to evaluating environmental, social and governance (ESG) factors, and geographic expertise. The Trustees also considered the qualifications and experience of the Sub-Advisor’s staff as well as its operational and compliance structure and systems, and the Advisor’s expertise expected to be implemented in coordinating and overseeing the investment management and related operations of the Fund. The Trustees expressed confidence in the personnel of the Advisor and Sub-Advisor and were satisfied with the nature, extent, and quality of the advisory and other services expected to be provided to the Fund.

Based upon their review, the Trustees concluded that the Fund’s proposed advisory and sub-advisory fees, to be payable to the Advisor and Sub-Advisor, respectively, were fair and reasonable in light of: the nature and quality of the services expected to be provided; the complex nature of the jurisdictions where the underlying investments originate, which span a number of countries; the value of the Fund to investors; and the anticipated size of the account. The Trustees determined that the fees were within the range of what might have been negotiated at arms’ length with unaffiliated advisers. The Trustees approved the amendments to the Agreements to include the Fund and the expense limitation agreement for the Fund. In arriving at their collective decision to approve these matters, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

Statement Regarding Liquidity Risk Management Program

This section discusses the operation and effectiveness of the Liquidity Risk Management Program (the “Program”) of RBC Funds Trust (the “Trust”), including each of its series (each, a “Fund” and collectively, the “Funds”), established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule” and the “1940 Act,” respectively). The Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act, approved the Program on behalf of each Fund, as required pursuant to the Liquidity Rule. The Board also approved the designation of RBC Global Asset Management (U.S.) Inc. (“RBC”), the investment adviser to each Fund, as the Program Administrator for the Program. RBC administers day-to-day implementation of the Program through a working group known as the Liquidity Risk Committee (the “Committee”), as set forth in the Program.

RBC, as Program Administrator, provided the Board with a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation, including, if applicable, the operation of any Fund’s highly liquid investments minimum (“HLIM”) and any material changes to the Program (the “Report”).

The Report covered the year ending December 31, 2021 (the “Review Period”).

l. Key Conclusions of the Report

The Program, as implemented, is reasonably designed to assess and manage each Fund’s liquidity risk. During the Review Period, the Program was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk. No Fund was required to set an HLIM and each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund. There were no material changes to the Program implemented during the Review Period.

II. Summary of the Review

A. Liquidity Risk Assessment and Review

Throughout the Review Period, the Program Administrator, in consultation with investment personnel, monitored the Funds’ portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program, monthly in connection with recording the liquidity classification for each portfolio investment for reporting on Form N-PORT, and in Board reporting throughout the Review Period.

The Program Administrator also conducted an annual review assessing each Fund’s liquidity risk as described in the Report, in accordance with the requirements of the Program and the Liquidity Rule, taking into account the following factors enumerated in the Liquidity Rule and identified in the Program, as applicable:

a. Each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions, including: (i) whether the Fund’s investment strategy is appropriate for an open-end fund; (ii) the extent to which the Fund’s strategy involves a relatively concentrated portfolio or large positions in particular issuers; (iii) the Fund’s use of borrowings for investment purposes; and (iv) the Fund’s use of derivatives (including for hedging purposes);

b. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; and

c. Holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

Investment Strategy and Portfolio Liquidity. The Program Administrator considered the factors identified above, among others, during both normal and reasonably foreseeable stressed conditions as provided in the Program. Pursuant to the review, the Program Administrator determined that each Fund’s investment strategy and use of derivatives are appropriate for an open-end fund.

Cash Flow. The Funds’ cash flows did not have a material effect on the ability to meet redemptions during the Review Period.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

Holdings of Cash and Borrowing Arrangements. As described in the Report, the Program Administrator determined that the Funds’ holdings of cash and borrowing arrangements were adequate for meeting the Funds’ expected cash flow needs to meet redemptions during the Review Period.

In light of the assessment and review as discussed above, the Program Administrator did not recommend any material changes in the management of the Funds’ liquidity risks, including with respect to any of the above factors.

B. Review of Initial Liquidity Risk

During the Review Period, the Trust launched three new Funds. The Program Administrator conducted initial liquidity risk reviews for each of these Funds and concluded that there were no significant liquidity risk concerns related to any of them.

C. Portfolio Holdings Classifications

During the Review Period, each Fund’s portfolio holdings (including derivative investments) were classified monthly as Highly Liquid Investments, Moderately Liquid Investments, Less Liquid Investments and Illiquid Investments pursuant to the Program, as required by the Liquidity Rule.

During the Review Period, the Funds classified portfolio investments (including, as applicable, derivatives transactions) according to asset class when appropriate, as described in the Program. In addition, pursuant to the Program, each Fund must separately classify and review any investment within an asset class if any market, trading, or investment-specific considerations are reasonably expected to significantly affect the liquidity of the investment as compared the Fund’s other portfolio holdings within that asset class. During the Review Period, there were no circumstances in which a Fund was required to separately classify any investment within an asset class.

Market Depth—Reasonably Anticipated Trading Size (“RATS”). In classifying and reviewing its portfolio investments or asset classes (as applicable), each Fund must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity. Each Fund must take this determination into account when classifying the liquidity of that investment or asset class. There were no material changes to the RATS assumptions for the Funds during the Review period.

Classification Review. As required by the Liquidity Rule, the Funds reviewed liquidity classifications on a monthly basis during the Review Period as described in the Program. The Committee met monthly to review its portfolio investments’ classifications in connection with recording the liquidity classification for each portfolio investment for reporting on Form N-PORT. The Program Administrator oversaw the Funds’ process for classifying portfolio holdings under the Liquidity Rule and reviewed the classifications, as described in the Program. This review included a review of the methodology and data inputs used. During the Review Period, the Program Administrator determined that there were no material operational issues with the process for classifying portfolio holdings.

D. HLIM

The Program Administrator reviewed the process and standards for determining that each Fund primarily holds investments that are highly liquid. There were no changes recommended in the Report with respect to the status of any Fund as a Primarily Highly Liquid Fund (“PHLF”) and each Fund qualified as a PHLF on an ongoing basis during the Review Period as described in the Report. Accordingly, an HLIM was not required for any Fund during the Review Period pursuant to the relevant provisions of the Program.

E. Compliance with the 15% Limitation on Illiquid Investments

Pursuant to the Liquidity Rule, no Fund may acquire any illiquid investment if, after the acquisition, the Fund would have invested more than 15% of its assets in illiquid investments that are assets (the “15% Limit”). The Program Administrator monitored compliance with the 15% Limit as described in the Program. At no time during the Review Period did any Fund breach the 15% limit.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

F. Redemptions in Kind

There were planned redemptions in-kind effected in two Funds during the Review Period. The investment teams were given ample notice ahead of the redemptions and were able to prepare for the outflows.

G. SEC Reporting

The Funds met their monthly Form N-PORT filing requirements during the period. No reports on Form N-LIQUID were required to be filed during the period and none were filed.

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RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.com

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended March 31, 2022.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds.

RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-EM AR 03-22

	RBC Funds

About your Annual Report

This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

The RBC Funds compare their performance against various indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.com.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.com; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Each year the Trust files its proxy voting record for the twelve-month period ended June 30 with the SEC on Form N-PX no later than August 31. The records can be obtained on the SEC’s website at www.sec.gov and without charge by calling the Funds at 1-800-422-2766.

A schedule of each Fund’s portfolio holdings is filed with the Commission for the first and third quarters of each fiscal year on Form N-PORT. This information is available on the Commission’s website at http://www.sec.gov and on the Funds’ website at www.dfinview.com/usrbcgam.

Table of	Letter from the Portfolio Managers	1
Contents	Portfolio Managers	4
	Performance Summary (Unaudited)	5
	Management Discussion and Analysis (Unaudited)
	- RBC Short Duration Fixed Income Fund	6
	- RBC Ultra-Short Fixed Income Fund	10
	Schedule of Portfolio Investments	13
	Financial Statements
	- Statements of Assets and Liabilities	31
	- Statements of Operations	33
	- Statements of Changes in Net Assets	34
	Financial Highlights	36
	Notes to Financial Statements	40
	Report of Independent Registered Public Accounting Firm	52
	Other Federal Income Tax Information (Unaudited)	53
	Management (Unaudited)	54
	Share Class Information (Unaudited)	57
	Supplemental Information (Unaudited)	58
	Statement Regarding Liquidity Risk Management Program (Unaudited)	60

LETTER FROM THE PORTFOLIO MANAGERS
Dear Shareholder:

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US)”) launched the RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund (the “Funds”) on December 30, 2013. We are pleased that the Funds have eight-year track records of delivering what we believe are high quality, diversified fixed income vehicles to clients seeking shorter duration investment solutions.

For the 12-month period ended March 31, 2022, the RBC Short Duration Fixed Income Fund had a net total return of -2.66% (Class I shares) compared to a return of -2.95% for the ICE BofA 1-3 Year US Corporate & Government Index, the Fund’s primary benchmark. The RBC Ultra-Short Fixed Income Fund had a net total return of -1.72% (Class I shares) compared to a return of -0.67% for the ICE BofA US 1-Year Treasury Bill Index, the Fund’s primary benchmark. The Funds’ performance during this period was largely affected by the rapid increase in interest rates, especially on the front end of the yield curve. The inflection point over the period was the pivot by the Federal Reserve (the “Fed”) to a hawkish monetary policy stance in late 2021. The anticipation of tighter policy to combat inflation caused interest rates to rise quite dramatically from the end of 2021 through the first quarter of 2022. After a fairly muted credit environment for most of 2021, corporate bond spreads widened in early 2022 on the increased volatility. The Funds’ focus on income through overweights in spread sectors was not enough to offset the rate volatility.

Throughout 2021, the economy continued to reopen and recover, risk assets outperformed, credit spreads tightened and interest rates gradually moved higher. By the beginning of 2022, the Omicron variant caused setbacks, and markets were dominated by inflation concerns, a more hawkish central bank, rising bond yields and the Russia-Ukraine conflict. Inflation worries ramped up strongly throughout 2021 and the Federal Reserve unambiguously shifted more hawkish, increasing its urgency to respond to the higher and more persistent inflation readings. The Fed quickly moved up its timeline for interest rate increases and delivered a 25 basis point (“bp”) Federal Funds rate hike on March 16th, 2022, the first interest rate hike since 2018 and first of several hikes expected throughout 2022.

Interest rates responded to the change in Fed rhetoric, with front-end rates moving higher in anticipation of a more aggressive Fed tightening cycle. The momentum from the end of 2021 carried through the beginning of 2022, as Treasury yields continued to rise at a rapid pace. The 2-year Treasury gained 160 bps during the first quarter of 2022, while the 10-year Treasury was more volatile, finishing 83 bps higher over the quarter. Consequently, the U.S. yield curve flattened significantly. The spread between the 10-year Treasury and 2-year Treasury narrowed to just one basis point, on the brink of inverting by quarter end. Fixed income total return performance for the first quarter of 2022 was therefore extremely battered as a result of the rate volatility.

Fixed income spreads generally tightened and 2021 can be categorized as an incredibly range-bound year for investment grade credit spreads. Investment grade corporate bond option-adjusted spreads over Treasuries traded in a very tight range during 2021, but experienced more volatility and widening at the beginning of 2022. Over the period, credit spreads widened to 116 bps by the end of March 2022, from a starting point of 91 bps at the end of March 2021. As credit markets digest some of the macro headwinds, fundamentals continue to be in decent shape, as balance sheets recover and earnings are

1

LETTER FROM THE PORTFOLIO MANAGERS

strong. Even so, total return performance of investment grade credit was negative over the one-year period ending March 31, 2022 as the increase in rates weighed heavily on prices. Amid the rate volatility and uncertainty with Fed policy and inflation, we remain cautious and continue to look for opportunities in investment grade credit and seek to take advantage of attractive higher yields to generate more income.

Looking forward, we will continue to seek opportunities to positively impact performance by focusing on well researched security selection opportunities and maintaining a diversified portfolio of higher quality bonds. Thank you for your confidence and trust in the RBC Funds.

Brandon Swensen, CFA Senior Portfolio Manager and Co-Head, U.S. Fixed Income RBC Global Asset Management (U.S.) Inc.
Brian Svendahl, CFA Senior Portfolio Manager and Co-Head, U.S. Fixed Income
RBC Global Asset Management (U.S.) Inc.
Past performance does not guarantee future results.

Opinions expressed are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

Diversification does not assure a profit or protect against loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Funds invest in mortgage-related securities including pass-throughs and collateralized mortgage obligations, which include additional risks that an investor should be aware of such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. Investments in lower- and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Funds may invest in derivatives, including futures contracts, which involve risks different from and, in certain cases, greater than risks presented by more traditional investments. These risks are described more fully in the prospectus.

The ICE BofA 1-3 Year US Corporate & Government Index tracks the performance of U.S. dollar-denominated, investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational, and corporate securities with a remaining term to final maturity less than three years. You cannot invest directly in an index.

The ICE BofA US 1-Year Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, one year from the rebalancing date. You cannot invest directly in an index.

The U.S. Treasury yield curve represents the yield of a U.S. Treasury bond at different maturities. A U.S. Treasury bond is theoretically considered to be free of default risk, and represents the minimum yield investors are prepared to accept for bonds of different maturities.

2

LETTER FROM THE PORTFOLIO MANAGERS

Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities relative to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

A basis point is a unit of measure equal to one one-hundredth of a percent.

The federal funds rate is the interest rate banks charge one another for loans made overnight to maintain their reserve requirements. The Federal Open Market Committee, within the Federal Reserve, sets these rates.

Spreads refer to the difference in yield between two similar securities.
The option-adjusted spread is the measurement of the spread of a fixed income security rate and the risk-free rate (typically Treasury yields), which is then adjusted to take into account an embedded option.

3

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”) serves as the investment advisor to the RBC Funds. RBC GAM-US employs a team approach to the management of the Funds, with no individual team member being solely responsible for the investment decisions. Each Fund’s management team has access to RBC GAM-US’s investment research and other money management resources.

Brian Svendahl, CFA

Senior Portfolio Manager

Brian is a senior portfolio manager within the RBC GAM-US fixed income team. He has been the lead portfolio manager for RBC GAM-US’s impact investing strategies since 2006 along with many government and mortgage strategies. Brian joined RBC GAM-US in 2005 and has co-led the Minneapolis-based fixed income group since 2012. He had previously held several risk management, research, and trading positions with a large American multinational financial services company and first started in the investment industry in 1992. Brian earned a BS in economics from the University of Minnesota and a BBA in finance and MBA from the University of Minnesota Carlson School of Management. Brian is a CFA charterholder.

Brandon T. Swensen, CFA

Senior Portfolio Manager

Brandon is a senior portfolio manager within the RBC GAM-US fixed income team. In addition to co-leading the fixed income group based in Minneapolis, he is a portfolio manager for several cash management and core solutions. Brandon joined the RBC GAM-US Mortgage and Government team in 2000, having earlier held positions as a research analyst covering asset-backed securities and credit, and as a financial analyst. Brandon began his career in the investment industry in 1998. He earned a BS in finance from St. Cloud State University and an MBA in finance from the University of St. Thomas. He is a CFA charterholder and member of the CFA Society of Minnesota.

4

PERFORMANCE SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2022 (Unaudited)

	1 Year	3 Year	5 Year	Since Inception(a)	Net Expense Ratio(b)(c)	Gross Expense Ratio(b)(c)
RBC Short Duration Fixed Income Fund
Class A
- At Net Asset Value	(2.84)%	1.24%	1.59%	1.61%	0.45%	1.58%
Class I
- At Net Asset Value	(2.66)%	1.31%	1.67%	1.70%	0.35%	0.68%

ICE BofAML 1-3 Year U.S. Corporate & Government Index(d)	(2.95)%	1.02%	1.27%	1.15%
RBC Ultra-Short Fixed Income Fund
Class A
- At Net Asset Value	(1.81)%	1.05%	1.47%	1.36%	0.38%	0.81%
Class I
- At Net Asset Value	(1.72)%	1.18%	1.60%	1.45%	0.28%	0.77%

ICE BofAML U.S. 1-Year Treasury Bill Index(d)	(0.67)%	1.10%	1.29%	1.04%

Parentheses indicate negative performance returns.

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. For performance data current to the most recent month-end go to www.rbcgam.com. Please see footnotes below.

(a)

The inception date (commencement date) is March 3, 2014 for Class A shares and December 30, 2013 for Class I shares. The performance in the table for the Class A shares prior to March 3, 2014 reflects the performance of the Class I shares since the Fund’s inception.

(b)	The Funds’ expenses reflect expense ratios shown in the prospectus dated July 29, 2021. For current expense ratio information, please see the Financial Highlights starting on page 34.
(c)	The advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Fund to the levels listed under net expense ratio until July 31, 2023.
(d)

Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

The ICE BofAML 1-3 Year US Corporate & Government Index tracks the performance of U.S. dollar-denominated, investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational, and corporate securities with a remaining term to final maturity less than three years. You cannot invest directly in an index.

The ICE BofAML US 1-Year Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, one year from the rebalancing date. You cannot invest directly in an index.

5

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Short Duration Fixed Income Fund
Investment Strategy

Seeks to achieve a high level of current income consistent with preservation of capital by investing, under normal circumstances, at least 80% of its assets in fixed income securities. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, convertible securities, municipal securities, mortgage-related and asset-backed securities, and obligations of governments and their agencies. The Fund may invest in securities with fixed, floating, or variable rates of interest. The Fund may invest up to 25% of its net assets in securities that are non-investment grade (high yield/junk bond).

Performance

For the 12-month period ended March 31, 2022, the Fund had an annualized total return of -3.00% (Class I). That compares to an annualized total return of -2.95% for the ICE BofAML 1-3 Year US Corporate & Government Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  Income from the Fund’s overweight in investment grade corporate bonds and securitized bonds contributed positively to the Fund’s returns.

•  An overweight allocation to Financials and selection in Banking names was a positive contributor.

Factors That Detracted From Relative Returns

•  The largest detractor to performance was the rapid increase in interest rates, resulting in negative absolute performance for both the Fund and benchmark.

•  The Fund’s slightly longer duration stance than the benchmark’s hurt during the rising rate environment.

•  A bias for lower quality rated credits over higher quality rated credits detracted from returns.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund invests in mortgage-related securities including pass-throughs and collateralized mortgage obligations, which include additional risks that an investor should be aware of such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. Investments in lower- and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund may invest in derivatives, including futures contracts, which involve risks different from and, in certain cases, greater than risks presented by more traditional investments. These risks are described more fully in the prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.
Past performance is not a guarantee of future results.

6

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Short Duration Fixed Income Fund
Current income consistent with preservation of capital.	Investment Objective
ICE BofAML 1-3 Year US Corporate & Government Index	Benchmark
Asset Allocation as of 3/31/22 (% of Fund’s investments)

Exeter Automobile Receivables Trust, Series 2019-3A, Class E, 4.00%, 8/17/26

Sunrun Vulcan Issuer LLC, Series 2021-1A, Class A,
2.46%, 1/30/52

GM Financial Automobile Leasing Trust, Series 2020-1, Class C, 2.04%, 12/20/23

BNP Paribas SA, 3.50%, 3/1/23

Santander Revolving Auto Loan Trust, Series 2019-A, Class D, 3.45%, 1/26/32

1.45% 1.29% 1.04% 1.00% 1.00%

Drive Auto Receivables Trust, Series 2021-2, Class D, 1.39%, 3/15/29

Tesla Auto Lease Trust, Series 2019-A, Class D, 3.37%, 1/20/23

CarMax Auto Owner Trust, Series 2020-2, Class D, 5.75%, 5/17/27

GSK Consumer Healthcare Capital UK Plc, 3.13%, 3/24/25

American Tower Corp., REIT, 5.00%, 2/15/24

0.97% 0.95% 0.95% 0.95% 0.93%	Top Ten Holdings (excluding investment companies) (as of 3/31/22) (% of Fund’s net assets)
*A listing of all portfolio holdings can be found beginning on page 13

7

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Short Duration Fixed Income Fund
Growth of $10,000 Initial Investment Since Inception (12/30/13)
The graph reflects an initial hypothetical investment of $10,000 over the period from December 30, 2013 (commencement of operations) to March 31, 2022 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other share classes will vary due to differences in fee structures. This chart does not imply any future performance.

8

This Page Intentionally Left Blank

9

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Ultra-Short Fixed Income Fund
Investment Strategy

Seeks to achieve a high level of current income consistent with preservation of capital by investing, under normal circumstances, at least 80% of its assets in fixed income securities. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, convertible securities, municipal securities, mortgage-related and asset-backed securities, and obligations of governments and their agencies. The Fund may invest in securities with fixed, floating, or variable rates of interest. The Fund may invest up to 25% of its net assets in securities that are non-investment grade (high yield/junk bond).

Performance

For the 12-month period ended March 31, 2022, the Fund had an annualized total return of -2.00% (Class I). That compares to an annualized total return of -0.67% for the ICE BofAML US 1-Year Treasury Bill Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions	• Income from the Fund’s overweight in investment grade corporate bonds and securitized bonds contributed positively to the Fund’s returns, but was offset by negative price return.
Factors That Detracted From Relative Returns

•  The largest detractor to performance was the rapid increase in interest rates, resulting in negative absolute performance for both the Fund and benchmark.

•  The Fund’s longer duration stance than the benchmark’s hurt during the rising rate environment.

•  A bias for lower quality rated credits over higher quality rated credits detracted from returns.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund invests in mortgage-related securities including pass-throughs and collateralized mortgage obligations, which include additional risks that an investor should be aware of such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. Investments in lower- and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund may invest in derivatives, including futures contracts, which involve risks different from and, in certain cases, greater than risks presented by more traditional investments. These risks are described more fully in the prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.
Past performance is not a guarantee of future results.

10

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Ultra-Short Fixed Income Fund
Current income consistent with preservation of capital.	Investment Objective
ICE BofAML US 1-Year Treasury Bill Index	Benchmark
Asset Allocation as of 3/31/22 (% of Fund’s investments)

Exeter Automobile Receivables Trust, Series 2019-3A, Class E, 4.00%, 8/17/26

Willis North America, Inc., 3.60%, 5/15/24

Carvana Auto Receivables Trust, Series 2021-N3, Class D, 1.58%, 6/12/28

GM Financial Leasing Trust, Series 2021-1, Class D, 1.01%, 7/21/25

American Tower Corp., REIT, 5.00%, 2/15/24

Bellemeade Re Ltd., Series 2019-2A, Class M1C, (LIBOR USD 1-Month + 2.000%), 2.46%, 4/25/29

1.55% 1.14% 1.12% 1.11% 1.11% 1.10%

Charter Communications Operating LLC / Charter Communications Operating Capital, 4.46%, 7/23/22

Charter Communications Operating LLC / Charter Communications Operating Capital, 4.50%, 2/1/24

Exeter Automobile Receivables Trust, Series 2019-1A, Class E, 5.20%, 1/15/26

Carvana Auto Receivables Trust, Series 2021-N1, Class D, 1.50%, 1/10/28

1.04% 1.02% 1.01% 1.01%	Top Ten Holdings (excluding investment companies) (as of 3/31/22) (% of Fund’s net assets)

*A listing of all portfolio holdings can be found beginning on page 21

11

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Ultra-Short Fixed Income Fund
Growth of $10,000 Initial Investment Since Inception (12/30/13)

The graph reflects an initial hypothetical investment of $10,000 over the period from December 30, 2013 (commencement of operations) to March 31, 2022 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other share classes will vary due to differences in fee structures. This chart does not imply any future performance.

12

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund

March 31, 2022

Principal Amount		Value

Corporate Bonds — 58.34%
Basic Materials — 1.82%
$350,000	DuPont de Nemours, Inc., (LIBOR USD 3-Month + 1.110%), 1.62%, 11/15/23(a)	$ 353,290
250,000	International Flavors & Fragrances, Inc., 0.70%, 9/15/22(b)	248,962
100,000	International Flavors & Fragrances, Inc., 1.23%, 10/1/25(b)	92,643
325,000	Westlake Chemical Corp., 0.88%, 8/15/24	311,807

		1,006,702

Communications — 3.04%
400,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.46%, 7/23/22	401,524
300,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.50%, 2/1/24	307,370
250,000	Rogers Communications, Inc., 2.95%, 3/15/25(b)	248,516
500,000	Videotron Ltd., 5.38%, 6/15/24(b)	514,097
196,000	Walt Disney Co. (The), 7.75%, 1/20/24	213,529

		1,685,036

Consumer, Cyclical — 6.50%
200,000	7-Eleven, Inc., 0.80%, 2/10/24(b)	192,137
365,000	Aptiv Plc / Aptiv Corp., 2.40%, 2/18/25	355,729
175,000	Brunswick Corp., 0.85%, 8/18/24	165,463
275,000	Daimler Trucks Finance North America LLC, (SOFR RATE + 1.000%), 1.30%, 4/5/24(a)	275,000
500,000	Ford Motor Credit Co. LLC, 3.66%, 9/8/24	494,110
265,000	General Motors Financial Co., Inc., (SOFR RATE + 1.040%), 1.26%, 2/26/27(a)	260,040
165,000	General Motors Financial Co., Inc., 4.00%, 1/15/25	167,148
150,000	General Motors Financial Co., Inc., 4.15%, 6/19/23	152,396
250,000	Lennar Corp., 4.75%, 11/15/22	252,516
180,000	Magallanes, Inc., 3.43%, 3/15/24(b)	180,988
345,000	Nissan Motor Acceptance Co. LLC, 2.60%, 9/28/22(b)	344,611
260,000	Volkswagen Group of America Finance LLC, 0.88%, 11/22/23(b)	251,324
250,000	Volkswagen Group of America Finance LLC, 2.70%, 9/26/22(b)	251,079
250,000	Volkswagen Group of America Finance LLC, 4.25%, 11/13/23(b)	254,666

		3,597,207

Consumer, Non-cyclical — 8.43%
400,000	AbbVie, Inc., 3.25%, 10/1/22	401,622
200,000	Baxter International, Inc., 1.92%, 2/1/27(b)	187,033
70,000	Becton Dickinson and Co., (LIBOR USD 3-Month + 1.030%), 1.61%, 6/6/22(a)	70,092
182,000	Becton Dickinson and Co., 3.36%, 6/6/24	183,618
275,000	Conagra Brands, Inc., 0.50%, 8/11/23	267,450
250,000	EMD Finance LLC, 3.25%, 3/19/25(b)	251,447
225,000	Global Payments, Inc., 1.50%, 11/15/24	215,141
525,000	GSK Consumer Healthcare Capital UK Plc, 3.13%, 3/24/25(b)	523,483
350,000	HCA, Inc., 5.38%, 2/1/25	364,817

13

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund (cont.)

March 31, 2022

Principal Amount		Value

$500,000	HCA, Inc., 5.88%, 5/1/23	$ 516,890
250,000	Health Care Service Corp. A Mutual Legal Reserve Co., 1.50%, 6/1/25(b)	237,744
175,000	Humana, Inc., 0.65%, 8/3/23	170,720
200,000	JBS Finance Luxembourg Sarl, 2.50%, 1/15/27(b)	186,327
400,000	JDE Peet’s NV, 0.80%, 9/24/24(b)	375,438
275,000	PerkinElmer, Inc., 0.85%, 9/15/24	261,041
225,000	Viatris, Inc., 1.13%, 6/22/22	224,941
240,000	Zimmer Biomet Holdings, Inc., 1.45%, 11/22/24	230,089

		4,667,893

Energy — 5.00%
100,000	Baker Hughes Holdings LLC / Baker Hughes Co.-Obligor, Inc., 2.06%, 12/15/26	95,289
400,000	Continental Resources, Inc., 2.27%, 11/15/26(b)	374,283
225,000	Enbridge, Inc., 0.55%, 10/4/23	218,057
500,000	Enbridge, Inc., 2.50%, 1/15/25	490,333
250,000	Energy Transfer LP, 4.50%, 4/15/24	254,927
200,000	Kinder Morgan Energy Partners LP, 4.25%, 9/1/24	204,345
125,000	Kinder Morgan, Inc., 1.75%, 11/15/26	116,200
250,000	Kinder Morgan, Inc., 4.30%, 6/1/25	256,629
250,000	ONEOK Partners LP, 5.00%, 9/15/23	256,070
500,000	Williams Cos., Inc. (The), 3.35%, 8/15/22	500,810

		2,766,943

Financial — 18.47%
300,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.88%, 1/16/24	303,909
350,000	American Tower Corp., REIT, 3.50%, 1/31/23	353,470
500,000	American Tower Corp., REIT, 5.00%, 2/15/24	517,313
250,000	Athene Global Funding, 1.61%, 6/29/26(b)	227,835
125,000	Athene Global Funding, 1.73%, 10/2/26(b)	113,770
400,000	Bank of America Corp., 3.00%, 12/20/23(c)	401,016
375,000	Blackstone Private Credit Fund, 2.35%, 11/22/24(b)	355,440
550,000	BNP Paribas SA, 3.50%, 3/1/23(b)	555,888
149,000	Camden Property Trust, REIT, 4.88%, 6/15/23	151,542
235,000	Capital One Financial Corp., 2.64%, 3/3/26(c)	230,087
390,000	Charles Schwab Corp. (The), (Secured Overnight Financing Average Index + 1.050%), 1.28%, 3/3/27(a)	390,913
350,000	Citigroup, Inc., (SOFR RATE + 0.770%), 1.02%, 6/9/27(a)	342,586
170,000	Citigroup, Inc., 1.28%, 11/3/25(c)	161,747
350,000	Citigroup, Inc., 4.04%, 6/1/24(c)	354,526
275,000	Corebridge Financial, Inc., 3.50%, 4/4/25(b)	274,783
500,000	Credit Agricole SA, 3.75%, 4/24/23(b)	507,424
275,000	Crown Castle International Corp., REIT, 1.35%, 7/15/25	256,937
325,000	Deutsche Bank AG, Series E, 0.96%, 11/8/23	315,776
200,000	DNB Bank ASA, 1.54%, 5/25/27(b),(c)	183,875
300,000	GA Global Funding Trust, 2.25%, 1/6/27(b)	280,166

14

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund (cont.)

March 31, 2022

Principal Amount		Value

$400,000	Goldman Sachs Group, Inc. (The), Series VAR, 0.63%, 11/17/23(c)	$ 395,164
250,000	Goldman Sachs Group, Inc. (The), 0.67%, 3/8/24(c)	245,086
150,000	Goldman Sachs Group, Inc. (The), 0.93%, 10/21/24(c)	145,398
220,000	Goldman Sachs Group, Inc. (The), 1.76%, 1/24/25(c)	214,534
250,000	Goldman Sachs Group, Inc. (The), 2.91%, 7/24/23(c)	250,340
200,000	HSBC Holdings Plc, 0.98%, 5/24/25(c)	189,724
100,000	Jackson Financial, Inc., 1.13%, 11/22/23(b)	97,028
200,000	JPMorgan Chase & Co., (LIBOR USD 3-Month + 0.890%), 1.15%, 7/23/24(a)	200,968
490,000	JPMorgan Chase & Co., 3.21%, 4/1/23(c)	490,000
375,000	Lloyds Banking Group Plc, 2.91%, 11/7/23(c)	375,600
150,000	Morgan Stanley, MTN, 1.16%, 10/21/25(c)	142,555
250,000	Realty Income Corp., 4.60%, 2/6/24	256,776
275,000	Simon Property Group LP, (SOFR RATE + 0.430%), 0.53%, 1/11/24(a)	274,882
250,000	Societe Generale SA, (SOFR RATE + 1.050%), 1.18%, 1/21/26(a),(b)	246,118
420,000	Wells Fargo & Co., MTN, 3.53%, 3/24/28(c)	419,444

		10,222,620

Industrial — 4.20%
350,000	Agilent Technologies, Inc., 3.88%, 7/15/23	355,210
200,000	Boeing Co. (The), 1.43%, 2/4/24	193,498
150,000	Boeing Co. (The), 2.20%, 2/4/26	141,922
300,000	CNH Industrial Capital LLC, 1.45%, 7/15/26	276,559
300,000	Huntington Ingalls Industries, Inc., 0.67%, 8/16/23(b)	291,302
425,000	Teledyne Technologies, Inc., 0.95%, 4/1/24	408,217
400,000	Trane Technologies Global Holding Co. Ltd., 4.25%, 6/15/23	407,418
250,000	Trane Technologies Luxembourg Finance SA, 3.55%, 11/1/24	252,712

		2,326,838

Technology — 5.03%
80,000	Dell International LLC / EMC Corp., 5.45%, 6/15/23	82,413
260,000	Kyndryl Holdings, Inc., 2.05%, 10/15/26(b)	233,617
375,000	Leidos, Inc., 2.95%, 5/15/23	375,933
375,000	Microchip Technology, Inc., 0.97%, 2/15/24	359,781
100,000	Microchip Technology, Inc., 0.98%, 9/1/24(b)	94,477
250,000	NXP BV / NXP Funding LLC, 4.63%, 6/1/23(b)	253,722
100,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 2.70%, 5/1/25(b)	97,148
300,000	Qorvo, Inc., 1.75%, 12/15/24(b)	286,074
225,000	Roper Technologies, Inc., 2.35%, 9/15/24	221,761
125,000	Skyworks Solutions, Inc., 0.90%, 6/1/23	122,235
200,000	TSMC Arizona Corp., 1.75%, 10/25/26	187,476

15

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund (cont.)

March 31, 2022

Principal Amount		Value

$250,000	VMware, Inc., 1.00%, 8/15/24	$ 238,309
225,000	Western Digital Corp., 4.75%, 2/15/26	229,040

		2,781,986

Utilities — 5.85%
275,000	Ameren Corp., 1.95%, 3/15/27	257,838
400,000	American Electric Power Co., Inc., Series M, 0.75%, 11/1/23	387,330
100,000	American Electric Power Co., Inc., 2.03%, 3/15/24	98,266
275,000	CenterPoint Energy Resources Corp., 0.70%, 3/2/23	271,104
250,000	CenterPoint Energy, Inc., 1.45%, 6/1/26	232,353
370,000	Consolidated Edison, Inc., Series A, 0.65%, 12/1/23	360,454
280,000	Emera US Finance LP, 0.83%, 6/15/24	265,058
500,000	Evergy, Inc., 2.45%, 9/15/24	490,574
250,000	Fells Point Funding Trust, 3.05%, 1/31/27(b)	239,829
325,000	OGE Energy Corp., 0.70%, 5/26/23	318,181
325,000	Pacific Gas and Electric Co., 1.70%, 11/15/23	316,929

		3,237,916

Total Corporate Bonds		32,293,141

(Cost $33,168,764)

Asset Backed Securities — 30.25%
240,000	AmeriCredit Automobile Receivables Trust, Series 2019-1, Class D, 3.62%, 3/18/25	242,209
125,000	AmeriCredit Automobile Receivables Trust, Series 2019-2, Class C, 2.74%, 4/18/25	124,887
455,000	AmeriCredit Automobile Receivables Trust, Series 2019-3, Class D, 2.58%, 9/18/25	449,618
315,000	AmeriCredit Automobile Receivables Trust, Series 2021-1, Class D, 1.21%, 12/18/26	298,546
305,000	CarMax Auto Owner Trust, Series 2018-3, Class D, 3.91%, 1/15/25	307,023
335,000	CarMax Auto Owner Trust, Series 2019-1, Class C, 3.74%, 1/15/25	337,474
250,000	CarMax Auto Owner Trust, Series 2019-3, Class C, 2.60%, 6/16/25	247,887
310,000	CarMax Auto Owner Trust, Series 2019-4, Class C, 2.60%, 9/15/25	306,694
175,000	CarMax Auto Owner Trust, Series 2020-1, Class C, 2.34%, 11/17/25	171,917
506,000	CarMax Auto Owner Trust, Series 2020-2, Class D, 5.75%, 5/17/27	524,021
470,000	Carvana Auto Receivables Trust, Series 2021-N1, Class D, 1.50%, 1/10/28	459,202
500,000	Carvana Auto Receivables Trust, Series 2021-N3, Class D, 1.58%, 6/12/28	479,866
430,000	Carvana Auto Receivables Trust, Series 2021-N4, Class D, 2.30%, 9/11/28	406,491

16

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund (cont.)

March 31, 2022

Principal Amount		Value

$175,000	Dell Equipment Finance Trust, Series 2019-2, Class D, 2.48%, 4/22/25(b)	$ 175,296
470,000	Dell Equipment Finance Trust, Series 2021-2, Class D, 1.21%, 6/22/27(b)	447,504
97,127	Drive Auto Receivables Trust, Series 2019-3, Class C, 2.90%, 8/15/25	97,347
88,899	Drive Auto Receivables Trust, Series 2019-4, Class C, 2.51%, 11/17/25	89,017
50,000	Drive Auto Receivables Trust, Series 2019-4, Class D, 2.70%, 2/16/27	49,934
150,429	Drive Auto Receivables Trust, Series 2020-1, Class C, 2.36%, 3/16/26	150,608
400,000	Drive Auto Receivables Trust, Series 2021-1, Class D, 1.45%, 1/16/29	385,496
566,000	Drive Auto Receivables Trust, Series 2021-2, Class D, 1.39%, 3/15/29	535,041
810,000	Exeter Automobile Receivables Trust, Series 2019-3A, Class E, 4.00%, 8/17/26(b)	803,811
330,000	Exeter Automobile Receivables Trust, Series 2022-1A, Class D, 3.02%, 6/15/28	319,428
300,000	Ford Credit Auto Lease Trust, Series 2021-A, Class C, 0.78%, 9/15/25	292,925
575,000	GM Financial Automobile Leasing Trust, Series 2020-1, Class C, 2.04%, 12/20/23	575,576
370,000	GM Financial Consumer Automobile Receivables Trust, Series 2019-2, Class B, 2.87%, 10/16/24	371,295
410,000	GM Financial Consumer Automobile Receivables Trust, Series 2019-3, Class B, 2.32%, 12/16/24	409,038
120,000	GM Financial Consumer Automobile Receivables Trust, Series 2019-3, Class C, 2.62%, 1/16/25	119,990
80,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class B, 2.03%, 4/16/25	79,141
60,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class C, 2.18%, 5/16/25	59,425
325,000	GM Financial Leasing Trust, Series 2021-1, Class D, 1.01%, 7/21/25	312,855
390,251	MVW LLC, Series 2021-1WA, Class B, 1.44%, 1/22/41(b)	366,985
293,958	MVW LLC, Series 2021-2A, Class B, 1.83%, 5/20/39(b)	272,394
250,000	OZLM VIII Ltd., Series 2014-8A, Class A2R3, (LIBOR USD 3-Month + 1.650%), 1.89%, 10/17/29(a),(b)	247,800
66,164	Santander Drive Auto Receivables Trust, Series 2019-2, Class C, 2.90%, 10/15/24	66,232
80,000	Santander Drive Auto Receivables Trust, Series 2019-3, Class D, 2.68%, 10/15/25	80,072
400,000	Santander Drive Auto Receivables Trust, Series 2021-1, Class D, 1.13%, 11/16/26	382,386
400,000	Santander Drive Auto Receivables Trust, Series 2021-2, Class D, 1.35%, 7/15/27	383,811
500,000	Santander Drive Auto Receivables Trust, Series 2021-3, Class D, 1.33%, 9/15/27	479,418

17

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund (cont.)

March 31, 2022

Principal Amount		Value

$200,000	Santander Drive Auto Receivables Trust, Series 2021-4, Class D, 1.67%, 10/15/27	$ 186,749
500,000	Santander Retail Auto Lease Trust, Series 2019-B, Class C, 2.77%, 8/21/23(b)	500,767
562,000	Santander Revolving Auto Loan Trust, Series 2019-A, Class D, 3.45%, 1/26/32(b)	555,494
481,826	Sunnova Helios II Issuer LLC, Series 2019-AA, Class A, 3.75%, 6/20/46(b)	457,396
778,322	Sunrun Vulcan Issuer LLC, Series 2021-1A, Class A, 2.46%, 1/30/52(b)	715,321
525,000	Tesla Auto Lease Trust, Series 2019-A, Class D, 3.37%, 1/20/23(b)	527,720
310,000	Tesla Auto Lease Trust, Series 2020-A, Class B, 1.18%, 1/22/24(b)	305,836
500,000	Tesla Auto Lease Trust, Series 2021-A, Class D, 1.34%, 3/20/25(b)	475,896
425,000	Tesla Auto Lease Trust, Series 2021-B, Class D, 1.32%, 9/22/25(b)	396,667
275,000	Verizon Owner Trust, Series 2019-C, Class B, 2.06%, 4/22/24	274,104
440,432	VSE VOI Mortgage LLC, Series 2018-A, Class C, 4.02%, 2/20/36(b)	439,539

Total Asset Backed Securities		16,744,149

(Cost $17,206,696)

Collateralized Mortgage Obligations — 9.53%
330,000	AREIT Trust, Series 2022-CRE6, Class B, (Secured Overnight Financing Rate 30 Day Average + 1.850%), 1.90%, 11/17/24(a),(b)	323,765
500,000	Bellemeade Re Ltd., Series 2019-2A, Class M1C, (LIBOR USD 1-Month + 2.000%), 2.46%, 4/25/29(a),(b)	498,410
300,000	BX Commercial Mortgage Trust, Series 2021-21M, Class D, (LIBOR USD 1-Month + 1.426%), 1.82%, 10/15/36(a),(b)	287,812
268,390	BX Commercial Mortgage Trust, Series 2021-XL2, Class D, (LIBOR USD 1-Month + 1.397%), 1.79%, 10/15/38(a),(b)	261,883
400,000	BX Mortgage Trust, Series 2022-MVRK, Class D, (Term SOFR 1M + 2.864%), 3.11%, 3/15/39(a),(b)	398,407
400,000	CHT Mortgage Trust, Series 2017-CSMO, Class D, (LIBOR USD 1-Month + 2.250%), 2.65%, 11/15/36(a),(b)	397,968
207,000	Connecticut Avenue Securities Trust, Series 2022-R01, Class 1M2, (Secured Overnight Financing Rate 30 Day Average + 1.900%), 2.00%, 12/25/41(a),(b)	196,835
250,000	Connecticut Avenue Securities Trust, Series 2022-R03, Class 1M2, (Secured Overnight Financing Rate 30 Day Average + 3.500%), 3.60%, 3/25/42(a),(b)	252,470
499,299	Eagle RE Ltd., Series 2019-1, Class M1B, (LIBOR USD 1-Month + 1.800%), 2.26%, 4/25/29(a),(b)	496,181
500,000	Ellington Financial Mortgage Trust, Series 2019-2, Class M1, 3.47%, 11/25/59(b),(d)	497,511

18

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund (cont.)

March 31, 2022

Principal Amount		Value
$335,999	Fannie Mae Connecticut Avenue Securities, Series 2021-R02, Class 2M1, (Secured Overnight Financing Rate 30 Day Average + 0.900%), 1.00%, 11/25/41(a),(b)	$ 332,559
460,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA2, Class M1B, (Secured Overnight Financing Rate 30 Day Average + 2.400%), 2.50%, 2/25/42(a),(b)	447,542
400,000	SMRT, Series 2022-MINI, Class D, (Term SOFR 1M + 1.950%), 2.25%, 1/15/24(a),(b)	391,520
500,000	Vista Point Securitization Trust, Series 2020-1, Class M1, 4.15%, 3/25/65(b),(d)	495,507

Total Collateralized Mortgage Obligations		5,278,370

(Cost $5,353,609)

U.S. Government Agency Backed Mortgages — 0.02%
Fannie Mae — 0.01%
2,206	Series 2001-70, Class OF, (LIBOR USD 1-Month + 0.950%), 1.41%, 10/25/31(a)	2,248
1,664	Series 2009-87, Class FX, (LIBOR USD 1-Month + 0.750%), 1.21%, 11/25/39(a)	1,683

		3,931

Freddie Mac — 0.01%
1,673	Series 2448, Class FT, (LIBOR USD 1-Month + 1.000%), 1.40%, 3/15/32(a)	1,707
1,816	Series 2488, Class FQ, (LIBOR USD 1-Month + 1.000%), 1.40%, 3/15/32(a)	1,853
2,262	Series 2627, Class MW, 5.00%, 6/15/23	2,295
574	Series 3770, Class FP, (LIBOR USD 1-Month + 0.500%), 0.90%, 11/15/40(a)	577

		6,432

Total U.S. Government Agency Backed Mortgages		10,363

(Cost $10,189)

19

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund (cont.)

March 31, 2022

Shares	Value
Investment Company — 2.38%
1,318,402 U.S. Government Money Market Fund, RBC Institutional Class 1(e)	$ 1,318,402

Total Investment Company	1,318,402

(Cost $1,318,402)

Total Investments	$55,644,425
(Cost $57,057,660)(f) — 100.52%

Liabilities in excess of other assets — (0.52)%	(288,613)

NET ASSETS — 100.00%	$55,355,812

(a)	Floating rate note. Rate shown is as of report date.
(b)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)

Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Affiliated investment.
(f)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Financial futures contracts as of March 31, 2022:

Long Position	Number of Contracts	Expiration Date	Value/Unrealized Depreciation	Notional Value		Clearinghouse
Two Year U.S. Treasury Note	23	June 2022	$(67,858)	USD	$4,874,203	Barclays Capital Group

Total			$(67,858)

Abbreviations used are defined below:

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

REIT - Real Estate Investment Trust

SOFR - Secured Overnight Financing Rate

USD - United States Dollar

See Notes to the Financial Statements.

20

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund

March 31, 2022

Principal Amount		Value

Corporate Bonds — 57.47%
Basic Materials — 0.40%
$ 600,000	DuPont de Nemours, Inc.,(LIBOR USD 3-Month + 1.110%), 1.62%, 11/15/23(a)	$ 605,640

Communications — 3.54%
1,550,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.46%, 7/23/22	1,555,904
1,500,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.50%, 2/1/24	1,536,848
150,000	Comcast Corp., (LIBOR USD 3-Month + 0.630%), 0.87%, 4/15/24(a)	151,235
750,000	Rogers Communications, Inc., 2.95%, 3/15/25(b)	745,548
800,000	Thomson Reuters Corp., 3.85%, 9/29/24	811,638
500,000	Videotron Ltd., 5.38%, 6/15/24(b)	514,097

		5,315,270

Consumer, Cyclical — 4.49%
1,145,000	Aptiv Plc / Aptiv Corp., 2.40%, 2/18/25	1,115,915
525,000	Brunswick Corp., 0.85%, 8/18/24	496,388
725,000	Daimler Trucks Finance North America LLC, (SOFR RATE + 1.000%), 1.30%, 4/5/24(a)	725,000
500,000	Ford Motor Credit Co. LLC, 3.66%, 9/8/24	494,110
865,000	General Motors Financial Co., Inc., (SOFR RATE + 1.040%), 1.26%, 2/26/27(a)	848,810
1,000,000	General Motors Financial Co., Inc., 3.70%, 5/9/23	1,009,627
500,000	General Motors Financial Co., Inc., 4.15%, 6/19/23	507,987
575,000	Magallanes, Inc., 3.43%, 3/15/24(b)	578,156
500,000	Volkswagen Group of America Finance LLC, 3.35%, 5/13/25(b)	497,877
450,000	Volkswagen Group of America Finance LLC, 4.25%, 11/13/23(b)	458,398

		6,732,268

Consumer, Non-cyclical — 5.02%
70,000	Becton Dickinson and Co., (LIBOR USD 3-Month + 1.030%), 1.61%, 6/6/22(a)	70,093
340,000	Becton Dickinson and Co., 3.36%, 6/6/24	343,023
675,000	Global Payments, Inc., 1.50%, 11/15/24	645,423
1,475,000	GSK Consumer Healthcare Capital UK Plc, 3.13%, 3/24/25(b)	1,470,737
750,000	HCA, Inc., 4.75%, 5/1/23	769,539
1,150,000	HCA, Inc., 5.38%, 2/1/25	1,198,685
750,000	HCA, Inc., 5.88%, 5/1/23	775,334
1,350,000	JDE Peet’s NV, 0.80%, 9/24/24(b)	1,267,103
298,000	Shire Acquisitions Investments Ireland DAC, 2.88%, 9/23/23	299,135
500,000	Takeda Pharmaceutical Co. Ltd., 4.40%, 11/26/23	512,259
175,000	Viatris, Inc., 1.13%, 6/22/22	174,954

		7,526,285

21

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2022

Principal Amount		Value

Energy — 6.32%
$ 150,000	ConocoPhillips Co., (LIBOR USD 3-Month + 0.900%), 1.41%, 5/15/22(a)	$ 149,828
1,325,000	Continental Resources, Inc., 2.27%, 11/15/26(b)	1,239,812
500,000	Enbridge, Inc., 2.50%, 1/15/25	490,333
250,000	Enbridge, Inc., 2.90%, 7/15/22	250,484
550,000	Enbridge, Inc., 4.00%, 10/1/23	558,508
250,000	Energy Transfer LP, 3.45%, 1/15/23	251,354
200,000	Energy Transfer LP, 3.60%, 2/1/23	201,162
850,000	Energy Transfer LP, 5.88%, 1/15/24	883,381
250,000	Kinder Morgan Energy Partners LP, 4.15%, 2/1/24	254,216
1,150,000	Kinder Morgan, Inc., 5.63%, 11/15/23(b)	1,187,051
450,000	ONEOK Partners LP, 3.38%, 10/1/22	451,821
500,000	ONEOK Partners LP, 4.90%, 3/15/25	516,298
750,000	ONEOK Partners LP, 5.00%, 9/15/23	768,210
750,000	ONEOK, Inc., 2.75%, 9/1/24	741,163
300,000	Spectra Energy Partners LP, 4.75%, 3/15/24	308,650
300,000	Williams Cos., Inc. (The), 3.35%, 8/15/22	300,486
600,000	Williams Cos., Inc. (The), 4.30%, 3/4/24	612,929
300,000	Williams Cos., Inc. (The), 4.50%, 11/15/23	306,407

		9,472,093

Financial — 24.43%
1,000,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.88%, 1/16/24	1,013,031
1,602,000	American Tower Corp., REIT, 5.00%, 2/15/24	1,657,472
1,000,000	Athene Global Funding, (SOFR RATE + 0.715%), 0.81%, 1/7/25(a),(b)	982,903
1,000,000	Athene Global Funding, 0.91%, 8/19/24(b)	945,539
1,000,000	Australia & New Zealand Banking Group Ltd., 4.50%, 3/19/24(b)	1,020,602
650,000	Bank of America Corp., MTN, 0.52%, 6/14/24(c)	631,837
300,000	Bank of America Corp., MTN, 0.81%, 10/24/24(c)	290,141
475,000	Bank of America Corp., 0.98%, 4/22/25(c)	455,121
1,250,000	Bank of America Corp., (LIBOR USD 3-Month + 0.960%), GMTN, 1.22%, 7/23/24(a)	1,255,903
750,000	Bank of America Corp., 3.00%, 12/20/23(c)	751,906
250,000	Barclays Plc, 1.01%, 12/10/24(c)	240,025
600,000	Barclays Plc, 3.65%, 3/16/25	602,199
1,125,000	Blackstone Private Credit Fund, 2.35%, 11/22/24(b)	1,066,321
500,000	BNP Paribas SA, 3.38%, 1/9/25(b)	498,468
250,000	BNP Paribas SA, 3.50%, 3/1/23(b)	252,676
350,000	BNP Paribas SA, 3.80%, 1/10/24(b)	353,320
83,000	Camden Property Trust, REIT, 4.88%, 6/15/23	84,416

22

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2022

Principal Amount		Value

$ 300,000	Canadian Imperial Bank of Commerce, (LIBOR USD 3-Month + 0.660%), 1.46%, 9/13/23(a)	$ 300,055
1,305,000	Charles Schwab Corp. (The), (Secured Overnight Financing Average Index + 1.050%), 1.28%, 3/3/27(a)	1,308,055
250,000	Citigroup, Inc., (LIBOR USD 3-Month + 0.690%), 0.96%, 10/27/22(a)	250,237
250,000	Citigroup, Inc., 0.98%, 5/1/25(c)	238,551
1,000,000	Citigroup, Inc., (SOFR RATE + 0.770%), 1.02%, 6/9/27(a)	978,817
200,000	Citigroup, Inc., (LIBOR USD 3-Month + 0.950%), 1.21%, 7/24/23(a)	200,182
1,500,000	Citigroup, Inc., 2.88%, 7/24/23(c)	1,502,192
565,000	Commonwealth Bank of Australia, (SOFR RATE + 0.400%), 0.50%, 7/7/25(a),(b)	559,370
725,000	Corebridge Financial, Inc., 3.50%, 4/4/25(b)	724,427
590,000	Credit Agricole SA, 3.75%, 4/24/23(b)	598,760
500,000	Crown Castle International Corp., REIT, 3.20%, 9/1/24	500,843
1,075,000	Deutsche Bank AG, Series E, 0.96%, 11/8/23	1,044,492
850,000	Goldman Sachs Group, Inc. (The), Series VAR, 0.63%, 11/17/23(c)	839,723
500,000	Goldman Sachs Group, Inc. (The), 0.67%, 3/8/24(c)	490,172
750,000	Goldman Sachs Group, Inc. (The), (SOFR RATE + 0.700%), 0.84%, 1/24/25(a)	743,142
500,000	Goldman Sachs Group, Inc. (The), 0.93%, 10/21/24(c)	484,659
400,000	Goldman Sachs Group, Inc. (The), (LIBOR USD 3-Month + 0.750%), 1.21%, 2/23/23(a)	400,621
250,000	Goldman Sachs Group, Inc. (The), 2.91%, 7/24/23(c)	250,340
250,000	HSBC Holdings Plc, 0.73%, 8/17/24(c)	241,946
550,000	HSBC Holdings Plc, 0.98%, 5/24/25(c)	521,740
1,000,000	HSBC Holdings Plc, (SOFR RATE + 1.430%), 1.67%, 3/10/26(a)	1,002,393
225,000	HSBC Holdings Plc, 3.60%, 5/25/23	227,623
350,000	HSBC Holdings Plc, 3.95%, 5/18/24(c)	353,483
250,000	ING Groep NV, 4.10%, 10/2/23	254,188
325,000	Jackson Financial, Inc., 1.13%, 11/22/23(b)	315,340
250,000	JPMorgan Chase & Co., 0.70%, 3/16/24(c)	245,430
500,000	JPMorgan Chase & Co., (SOFR RATE + 0.580%), 0.85%, 6/23/25(a)	494,925
1,000,000	JPMorgan Chase & Co., (LIBOR USD 3-Month + 0.850%), GMTN, 1.08%, 1/10/25(a)	1,004,411
250,000	JPMorgan Chase & Co., 3.56%, 4/23/24(c)	252,541
400,000	Lloyds Banking Group Plc, 0.70%, 5/11/24(c)	389,704
200,000	Lloyds Banking Group Plc, 2.91%, 11/7/23(c)	200,320
1,000,000	Mid-America Apartments LP, REIT, 4.30%, 10/15/23	1,016,873
300,000	Morgan Stanley, MTN, 0.53%, 1/25/24(c)	295,156
1,000,000	Morgan Stanley, 0.73%, 4/5/24(c)	979,528
475,000	Morgan Stanley, MTN, 1.16%, 10/21/25(c)	451,423
250,000	Morgan Stanley, (LIBOR USD 3-Month + 1.400%), MTN, 1.66%, 10/24/23(a)	251,289
500,000	Nordea Bank Abp, 3.75%, 8/30/23(b)	506,658
500,000	Santander UK Group Holdings Plc, 3.37%, 1/5/24(c)	501,607

23

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2022

Principal Amount		Value

$ 750,000	Societe Generale SA, (SOFR RATE + 1.050%), 1.18%, 1/21/26(a),(b)	$ 738,353
1,170,000	Wells Fargo & Co., MTN, 3.53%, 3/24/28(c)	1,168,451
1,695,000	Willis North America, Inc., 3.60%, 5/15/24	1,703,874

		36,633,774

Industrial — 2.16%
500,000	Boeing Co. (The), 1.17%, 2/4/23	494,281
250,000	Boeing Co. (The), 1.43%, 2/4/24	241,873
925,000	Huntington Ingalls Industries, Inc., 0.67%, 8/16/23(b)	898,181
185,000	L3Harris Technologies, Inc., 3.95%, 5/28/24	187,891
1,469,000	Teledyne Technologies, Inc., 0.95%, 4/1/24	1,410,991

		3,233,217

Technology — 5.95%
500,000	Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.13%, 1/15/25	497,980
250,000	Broadcom, Inc., 4.70%, 4/15/25	259,209
650,000	Dell International LLC / EMC Corp., 4.00%, 7/15/24	663,945
302,000	Dell International LLC / EMC Corp., 5.45%, 6/15/23	311,110
375,000	Kyndryl Holdings, Inc., 2.05%, 10/15/26(b)	336,948
1,250,000	Leidos, Inc., 2.95%, 5/15/23	1,253,110
1,025,000	Microchip Technology, Inc., 0.97%, 2/15/24	983,401
500,000	Microchip Technology, Inc., 0.98%, 9/1/24(b)	472,383
1,100,000	NXP BV / NXP Funding LLC, 4.63%, 6/1/23(b)	1,116,375
500,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 2.70%, 5/1/25(b)	485,741
1,000,000	Qorvo, Inc., 1.75%, 12/15/24(b)	953,581
875,000	Skyworks Solutions, Inc., 0.90%, 6/1/23	855,647
725,000	Western Digital Corp., 4.75%, 2/15/26	738,017

		8,927,447

Utilities — 5.16%
500,000	American Electric Power Co., Inc., 2.03%, 3/15/24	491,329
750,000	CenterPoint Energy Resources Corp., 0.70%, 3/2/23	739,374
1,000,000	CenterPoint Energy, Inc., (Secured Overnight Financing Average Index + 0.650%), 0.84%, 5/13/24(a)	991,860
1,115,000	Emera US Finance LP, 0.83%, 6/15/24	1,055,499
1,000,000	Evergy, Inc., 2.45%, 9/15/24	981,148
525,000	NextEra Energy Capital Holdings, Inc., (SOFR RATE + 0.400%), 0.56%, 11/3/23(a)	522,911
875,000	OGE Energy Corp., 0.70%, 5/26/23	856,642
1,100,000	Pacific Gas and Electric Co., 1.70%, 11/15/23	1,072,683
875,000	Southern Co. (The), (SOFR RATE + 0.370%), 0.55%, 5/10/23(a)	872,438
150,000	WEC Energy Group, Inc., 0.55%, 9/15/23	145,718

		7,729,602

Total Corporate Bonds		86,175,596

(Cost $88,548,089)

24

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2022

Principal Amount		Value

Asset Backed Securities — 29.41%
$ 500,000	American Credit Acceptance Receivables Trust, Series 2019-1, Class E, 4.84%, 4/14/25(b)	$ 504,920
234,000	AmeriCredit Automobile Receivables Trust, Series 2020-3, Class D, 1.49%, 9/18/26	223,780
790,000	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class D, 4.04%, 11/18/24	798,874
160,000	AmeriCredit Automobile Receivables Trust, Series 2019-1, Class D, 3.62%, 3/18/25	161,473
175,000	AmeriCredit Automobile Receivables Trust, Series 2019-3, Class B, 2.13%, 7/18/25	175,226
300,000	AmeriCredit Automobile Receivables Trust, Series 2019-3, Class D, 2.58%, 9/18/25	296,451
100,000	AmeriCredit Automobile Receivables Trust, Series 2020-1, Class D, 1.80%, 12/18/25	97,867
390,000	AmeriCredit Automobile Receivables Trust, Series 2021-1, Class D, 1.21%, 12/18/26	369,628
200,000	CarMax Auto Owner Trust, Series 2018-2, Class D, 3.99%, 4/15/25	200,470
205,000	CarMax Auto Owner Trust, Series 2018-3, Class D, 3.91%, 1/15/25	206,360
185,000	CarMax Auto Owner Trust, Series 2018-4, Class C, 3.85%, 7/15/24	186,715
290,000	CarMax Auto Owner Trust, Series 2018-4, Class D, 4.15%, 4/15/25	292,981
145,000	CarMax Auto Owner Trust, Series 2019-1, Class D, 4.04%, 8/15/25	146,512
450,000	CarMax Auto Owner Trust, Series 2019-2, Class D, 3.41%, 10/15/25	452,178
300,000	CarMax Auto Owner Trust, Series 2019-3, Class C, 2.60%, 6/16/25	297,464
705,000	CarMax Auto Owner Trust, Series 2019-3, Class D, 2.85%, 1/15/26	702,131
100,000	CarMax Auto Owner Trust, Series 2019-4, Class C, 2.60%, 9/15/25	98,934
125,000	CarMax Auto Owner Trust, Series 2020-1, Class C, 2.34%, 11/17/25	122,798
572,000	CarMax Auto Owner Trust, Series 2020-2, Class D, 5.75%, 5/17/27	592,371
1,000,000	CarMax Auto Owner Trust, Series 2020-3, Class D, 2.53%, 1/15/27	977,800
900,000	CarMax Auto Owner Trust, Series 2021-1, Class D, 1.28%, 7/15/27	844,786
1,550,000	Carvana Auto Receivables Trust, Series 2021-N1, Class D, 1.50%, 1/10/28	1,514,389
1,750,000	Carvana Auto Receivables Trust, Series 2021-N3, Class D, 1.58%, 6/12/28	1,679,532
1,399,000	Carvana Auto Receivables Trust, Series 2021-N4, Class D, 2.30%, 9/11/28	1,322,514
65,997	CNH Equipment Trust, Series 2019-A, Class A3, 3.01%, 4/15/24	66,256

25

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2022

Principal Amount		Value

$1,430,000	Dell Equipment Finance Trust, Series 2021-2, Class D, 1.21%, 6/22/27(b)	$1,361,556
59,290	Drive Auto Receivables Trust, Series 2018-3, Class D, 4.30%, 9/16/24	59,643
150,000	Drive Auto Receivables Trust, Series 2019-2, Class D, 3.69%, 8/17/26	151,498
70,147	Drive Auto Receivables Trust, Series 2019-3, Class C, 2.90%, 8/15/25	70,306
265,000	Drive Auto Receivables Trust, Series 2019-3, Class D, 3.18%, 10/15/26	266,482
53,340	Drive Auto Receivables Trust, Series 2019-4, Class C, 2.51%, 11/17/25	53,410
265,000	Drive Auto Receivables Trust, Series 2019-4, Class D, 2.70%, 2/16/27	264,649
107,449	Drive Auto Receivables Trust, Series 2020-1, Class C, 2.36%, 3/16/26	107,577
900,000	Drive Auto Receivables Trust, Series 2020-1, Class D, 2.70%, 5/17/27	897,496
140,000	Drive Auto Receivables Trust, Series 2020-2, Class C, 2.28%, 8/17/26	139,936
1,100,000	Drive Auto Receivables Trust, Series 2021-1, Class D, 1.45%, 1/16/29	1,060,114
775,000	Drive Auto Receivables Trust, Series 2021-2, Class D, 1.39%, 3/15/29	732,608
1,500,000	Exeter Automobile Receivables Trust, Series 2019-1A, Class E, 5.20%, 1/15/26(b)	1,516,879
2,340,000	Exeter Automobile Receivables Trust, Series 2019-3A, Class E, 4.00%, 8/17/26(b)	2,322,121
1,100,000	Exeter Automobile Receivables Trust, Series 2021-4A, Class D, 1.96%, 1/17/28	1,033,034
1,000,000	Exeter Automobile Receivables Trust, Series 2022-1A, Class D, 3.02%, 6/15/28	967,965
500,000	Ford Credit Auto Lease Trust, Series 2021-A, Class C, 0.78%, 9/15/25	488,208
150,000	GM Financial Consumer Automobile Receivables Trust, Series 2018-3, Class B, 3.27%, 1/16/24	150,468
60,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class B, 2.03%, 4/16/25	59,356
50,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class C, 2.18%, 5/16/25	49,521
1,725,000	GM Financial Leasing Trust, Series 2021-1, Class D, 1.01%, 7/21/25	1,660,539
1,040,000	GreatAmerica Leasing Receivables Funding LLC, Series 2021-1, Class C, 0.92%, 12/15/27(b)	973,185
1,170,754	MVW LLC, Series 2021-1WA, Class B, 1.44%, 1/22/41(b)	1,100,954
1,001,296	MVW LLC, Series 2021-2A, Class B, 1.83%, 5/20/39(b)	927,843
680,256	MVW Owner Trust, Series 2018-1A, Class B, 3.60%, 1/21/36(b)	680,211
900,000	OZLM VIII Ltd., Series 2014-8A, Class A2R3, (LIBOR USD 3-Month + 1.650%), 1.89%, 10/17/29(a),(b)	892,080

26

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2022

Principal Amount		Value

$ 108,886	Santander Drive Auto Receivables Trust, Series 2018-2, Class D, 3.88%, 2/15/24	$ 109,219
77,220	Santander Drive Auto Receivables Trust, Series 2019-1, Class D, 3.65%, 4/15/25	77,678
400,000	Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.22%, 7/15/25	401,244
160,000	Santander Drive Auto Receivables Trust, Series 2019-3, Class D, 2.68%, 10/15/25	160,143
420,000	Santander Drive Auto Receivables Trust, Series 2020-3, Class D, 1.64%, 11/16/26	410,341
1,450,000	Santander Drive Auto Receivables Trust, Series 2021-1, Class D, 1.13%, 11/16/26	1,386,149
1,100,000	Santander Drive Auto Receivables Trust, Series 2021-2, Class D, 1.35%, 7/15/27	1,055,481
625,000	Santander Drive Auto Receivables Trust, Series 2021-3, Class D, 1.33%, 9/15/27	599,273
1,150,000	Santander Drive Auto Receivables Trust, Series 2021-4, Class D, 1.67%, 10/15/27	1,073,804
240,000	Santander Retail Auto Lease Trust, Series 2019-B, Class C, 2.77%, 8/21/23(b)	240,368
450,000	Santander Retail Auto Lease Trust, Series 2020-A, Class C, 2.08%, 3/20/24(b)	447,998
1,500,000	Santander Retail Auto Lease Trust, Series 2020-B, Class C, 1.18%, 12/20/24(b)	1,445,861
967,021	Sunnova Helios II Issuer LLC, Series 2019-AA, Class A, 3.75%, 6/20/46(b)	917,990
100,000	Tesla Auto Lease Trust, Series 2019-A, Class C, 2.68%, 1/20/23(b)	100,314
1,475,000	Tesla Auto Lease Trust, Series 2019-A, Class D, 3.37%, 1/20/23(b)	1,482,642
600,000	Tesla Auto Lease Trust, Series 2020-A, Class D, 2.33%, 2/20/24(b)	592,856
600,000	Tesla Auto Lease Trust, Series 2021-A, Class D, 1.34%, 3/20/25(b)	571,076
1,300,000	Tesla Auto Lease Trust, Series 2021-B, Class D, 1.32%, 9/22/25(b)	1,213,335
170,000	Verizon Owner Trust, Series 2019-C, Class B, 2.06%, 4/22/24	169,446
1,400,000	World Omni Auto Receivables Trust, Series 2021-B, Class C, 1.29%, 12/15/27	1,326,754

Total Asset Backed Securities		44,102,021

(Cost $45,780,296)

Collateralized Mortgage Obligations — 12.25%
1,010,000	AREIT Trust, Series 2022-CRE6, Class B, (Secured Overnight Financing Rate 30 Day Average + 1.850%), 1.90%, 11/17/24(a),(b)	990,918
1,657,612	Bellemeade Re Ltd., Series 2019-2A, Class M1C, (LIBOR USD 1-Month + 2.000%), 2.46%, 4/25/29(a),(b)	1,652,342

27

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2022

Principal Amount		Value

$ 850,000	BX Commercial Mortgage Trust, Series 2021-21M, Class D, (LIBOR USD 1-Month + 1.426%), 1.82%, 10/15/36(a),(b)	$ 815,467
902,767	BX Commercial Mortgage Trust, Series 2021-XL2, Class D, (LIBOR USD 1-Month + 1.397%), 1.79%, 10/15/38(a),(b)	880,878
1,200,000	BX Mortgage Trust, Series 2022-MVRK, Class D, (Term SOFR 1M + 2.864%), 3.11%, 3/15/39(a),(b)	1,195,221
1,250,000	CHT Mortgage Trust, Series 2017-CSMO, Class D, (LIBOR USD 1-Month + 2.250%), 2.65%, 11/15/36(a),(b)	1,243,650
535,355	Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M2, (Secured Overnight Financing Rate 30 Day Average + 1.550%), 1.65%, 10/25/41(a),(b)	516,383
670,000	Connecticut Avenue Securities Trust, Series 2022-R01, Class 1M2, (Secured Overnight Financing Rate 30 Day Average + 1.900%), 2.00%, 12/25/41(a),(b)	637,098
750,000	Connecticut Avenue Securities Trust, Series 2022-R03, Class 1M2, (Secured Overnight Financing Rate 30 Day Average + 3.500%), 3.60%, 3/25/42(a),(b)	757,410
1,503,912	Eagle RE Ltd., Series 2019-1, Class M1B, (LIBOR USD 1-Month + 1.800%), 2.26%, 4/25/29(a),(b)	1,494,521
1,500,000	Ellington Financial Mortgage Trust, Series 2019-2, Class M1, 3.47%, 11/25/59(b),(d)	1,492,535
1,047,525	Fannie Mae Connecticut Avenue Securities, Series 2021-R02, Class 2M1, (Secured Overnight Financing Rate 30 Day Average + 0.900%), 1.00%, 11/25/41(a),(b)	1,036,802
1,380,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA2, Class M1B, (Secured Overnight Financing Rate 30 Day Average + 2.400%), 2.50%, 2/25/42(a),(b)	1,342,625
788,145	MFA Trust, Series 2020-NQM3, Class A3, 1.63%, 1/26/65(b),(d)	781,778
1,500,000	SMRT, Series 2022-MINI, Class D, (Term SOFR 1M + 1.950%), 2.25%, 1/15/24(a),(b)	1,468,199
300,000	Verus Securitization Trust, Series 2020-4, Class M1, 3.29%, 5/25/65(b),(d)	292,766
1,500,000	Vista Point Securitization Trust, Series 2020-1, Class M1, 4.15%, 3/25/65(b),(d)	1,486,521
286,000	Vista Point Securitization Trust, Series 2020-2, Class M1, 3.40%, 4/25/65(b),(d)	282,425

Total Collateralized Mortgage Obligations		18,367,539

(Cost $18,638,901)

U.S. Government Agency Backed Mortgages — 0.76%
Fannie Mae — 0.00%
17	Pool #888467, 6.00%, 6/1/22	17
1,551	Series 2003-55, Class CD, 5.00%, 6/25/23	1,573

		1,590

28

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2022

Principal Amount		Value

FREMF Mortgage Trust — 0.76%
$1,120,000	Series 2016-K722, Class B, 3.89%, 7/25/49(b),(d)	$1,131,880

Total U.S. Government Agency Backed Mortgages		1,133,470

(Cost $1,176,983)

Shares

Investment Company — 0.35%
524,983	U.S. Government Money Market Fund, RBC Institutional Class 1(e)	524,983

Total Investment Company		524,983

(Cost $524,983)

Total Investments		$150,303,609
(Cost $154,669,252)(f) — 100.24%

Liabilities in excess of other assets — (0.24)%		(355,247)

NET ASSETS — 100.00%		$149,948,362

(a)	Floating rate note. Rate shown is as of report date.
(b)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)

Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Affiliated investment.
(f)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Financial futures contracts as of March 31, 2022:

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation	Notional Value	Clearinghouse
Two Year U.S. Treasury Note	155	June 2022	$459,500	USD $32,847,891	Barclays Capital Group
Total			$459,500

29

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2022

Abbreviations used are defined below:

GMTN - Global Medium Term Note

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

REIT - Real Estate Investment Trust

SOFR - Secured Overnight Financing Rate

USD - United States Dollar

See Notes to the Financial Statements.

30

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

March 31, 2022

	RBC Short Duration Fixed Income Fund	RBC Ultra-Short Fixed Income Fund

Assets:
Investments in securities, at value:
Unaffiliated investments (cost $55,739,258 and $154,144,269, respectively)	$54,326,023	$149,778,626
Affiliated investments (cost $1,318,402 and $524,983, respectively)	1,318,402	524,983
Cash at broker for financial futures contracts	115,086	108,386
Interest and dividend receivable	217,732	588,714
Receivable from advisor	8,114	5,064
Receivable for capital shares issued	—	1,446,256
Unrealized appreciation on futures contracts	—	459,500
Prepaid expenses and other assets	24,139	40,676

Total Assets	56,009,496	152,952,205

Liabilities:
Cash overdraft	8	16
Distributions payable	1,376	3,346
Payable for capital shares redeemed	3,894	1,507,202
Payable for investments purchased	549,783	1,449,427
Unrealized depreciation on futures contracts	67,858	—
Accrued expenses and other payables:
Accounting fees	4,455	5,328
Trustees’ fees	134	102
Distribution fees	—	3,587
Custodian fees	441	742
Shareholder reports	3,519	10,277
Transfer agent fees	12,022	8,991
Other	10,194	14,825

Total Liabilities	653,684	3,003,843

Net Assets	$55,355,812	$149,948,362

Net Assets Consists of:
Capital	$56,928,580	$153,961,124
Accumulated earnings	(1,572,768)	(4,012,762)

Net Assets	$55,355,812	$149,948,362

31

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

March 31, 2022

	RBC Short Duration Fixed Income Fund	RBC Ultra-Short Fixed Income Fund
Net Assets
Class A	$886,874	$46,962,673
Class I	54,468,938	102,985,689

Total	$55,355,812	$149,948,362

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	91,548	4,825,570
Class I	5,628,748	10,595,996

Total	5,720,296	15,421,566

Net Asset Values and Redemption Prices Per Share:
Class A	$9.69	$9.73

Class I	$9.68	$9.72

See Notes to the Financial Statements.

32

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended March 31, 2022

	RBC Short Duration Fixed Income Fund	RBC Ultra-Short Fixed Income Fund
Investment Income:
Interest income	$758,145	$1,545,512
Dividend income - affiliated	590	958

Total Investment Income	758,735	1,546,470
Expenses:
Investment advisory fees	138,038	309,019
Distribution fees–Class A	827	33,730
Accounting fees	50,023	71,034
Audit fees	38,422	38,421
Custodian fees	2,757	4,423
Insurance fees	3,562	3,562
Legal fees	1,932	3,464
Registrations and filing fees	41,814	61,307
Shareholder reports	19,641	58,053
Transfer agent fees–Class A	3,827	11,232
Transfer agent fees–Class I	52,566	56,823
Trustees’ fees and expenses	1,328	3,457
Tax expense	4,210	4,210
Other fees	5,737	6,209

Total expenses before fee waiver/reimbursement	364,684	664,944
Expenses waived/reimbursed by:
Advisor	(202,812)	(255,018)

Net expenses	161,872	409,926

Net Investment Income	596,863	1,136,544

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	350,236	(415,886)
Futures contracts	(90,959)	611,459

Net realized gains	259,277	195,573
Net change in unrealized appreciation/ (depreciation) on:
Investments	(2,182,158)	(4,693,202)
Futures contracts	(67,858)	392,969

Net unrealized losses	(2,250,016)	(4,300,233)

Change in net assets resulting from operations	$(1,393,876)	$(2,968,116)

See Notes to the Financial Statements.

33

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Short Duration Fixed Income Fund
	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021
From Investment Activities
Operations:
Net investment income	$596,863	$1,183,729
Net realized gains from investments and futures contracts	259,277	505,827
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	(2,250,016)	2,062,924

Change in net assets resulting from operations	(1,393,876)	3,752,480

Distributions to Shareholders:
Class A	(17,852)	(7,561)
Class I	(972,679)	(1,194,258)

Change in net assets resulting from shareholder distributions	(990,531)	(1,201,819)

Capital Transactions:
Proceeds from shares issued	25,315,849	22,504,326
Distributions reinvested	961,974	1,200,646
Cost of shares redeemed	(33,136,367)	(17,967,089)

Change in net assets resulting from capital transactions	(6,858,544)	5,737,883

Net increase/(decrease) in net assets	(9,242,951)	8,288,544
Net Assets:
Beginning of year	64,598,763	56,310,219

End of year	$55,355,812	$64,598,763

Share Transactions:
Issued	2,533,250	2,218,548
Reinvested	96,024	118,243
Redeemed	(3,264,783)	(1,771,182)

Change in shares resulting from capital transactions	(635,509)	565,609

See Notes to the Financial Statements.

34

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Ultra-Short Fixed Income Fund
	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021
From Investment Activities
Operations:
Net investment income	$1,136,544	$763,897
Net realized gains from investments and futures contracts	195,573	235,584
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	(4,300,233)	1,623,046

Change in net assets resulting from operations	(2,968,116)	2,622,527

Distributions to Shareholders:
Class A	(278,925)	(135,540)
Class I	(915,830)	(647,315)

Change in net assets resulting from shareholder distributions	(1,194,755)	(782,855)

Capital Transactions:
Proceeds from shares issued	188,429,977	92,989,854
Distributions reinvested	1,127,394	714,803
Cost of shares redeemed	(131,366,375)	(40,316,838)

Change in net assets resulting from capital transactions	58,190,996	53,387,819

Net increase in net assets	54,028,125	55,227,491
Net Assets:
Beginning of year	95,920,237	40,692,746

End of year	$149,948,362	$95,920,237

Share Transactions:
Issued	18,954,315	9,332,318
Reinvested	113,813	71,887
Redeemed	(13,253,764)	(4,048,317)

Change in shares resulting from capital transactions	5,814,364	5,355,888

See Notes to the Financial Statements.

35

FINANCIAL HIGHLIGHTS

RBC Short Duration Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/22	$10.18	0.12	(0.41)	(0.29)	(0.13)	(0.07)	(0.20)	$9.69
Year Ended 3/31/21	9.98	0.17	0.21	0.38	(0.18)	—	(0.18)	10.18
Year Ended 3/31/20	9.94	0.25	0.04	0.29	(0.25)	—	(0.25)	9.98
Year Ended 3/31/19	9.85	0.24	0.09	0.33	(0.24)	—	(0.24)	9.94
Year Ended 3/31/18	9.97	0.20	(0.12)	0.08	(0.20)	—	(0.20)	9.85
Class I
Year Ended 3/31/22	$10.16	0.13	(0.40)	(0.27)	(0.14)	(0.07)	(0.21)	$9.68
Year Ended 3/31/21	9.98	0.18	0.19	0.37	(0.19)	—	(0.19)	10.16
Year Ended 3/31/20	9.94	0.25	0.05	0.30	(0.26)	—	(0.26)	9.98
Year Ended 3/31/19	9.84	0.25	0.10	0.35	(0.25)	—	(0.25)	9.94
Year Ended 3/31/18	9.97	0.21	(0.13)	0.08	(0.21)	—	(0.21)	9.84

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

36

FINANCIAL HIGHLIGHTS

RBC Short Duration Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/22	(2.84)%	$ 887	0.45%	1.18%	1.22%	76%
Year Ended 3/31/21	6.45%	419	0.45%	1.70%	1.58%	54%
Year Ended 3/31/20	0.34%	294	0.45%	2.48%	2.07%	33%
Year Ended 3/31/19	3.44%	310	0.45%	2.41%	1.99%	48%
Year Ended 3/31/18	0.78%	526	0.45%	1.98%	1.71%	55%
Class I
Year Ended 3/31/22	(2.66)%	$54,469	0.35%	1.30%	0.78%	76%
Year Ended 3/31/21	6.35%	64,179	0.35%	1.79%	0.68%	54%
Year Ended 3/31/20	0.45%	56,016	0.35%	2.53%	0.79%	33%
Year Ended 3/31/19	3.65%	27,563	0.35%	2.55%	1.04%	48%
Year Ended 3/31/18	0.78%	25,482	0.35%	2.10%	0.99%	55%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

See Notes to the Financial Statements.

37

FINANCIAL HIGHLIGHTS

RBC Ultra-Short Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/22	$9.99	0.08	(0.26)	(0.18)	(0.08)	(0.08)	$9.73
Year Ended 3/31/21	9.58	0.13	0.42	0.55	(0.14)	(0.14)	9.99
Year Ended 3/31/20	9.89	0.23	(0.29)	(0.06)	(0.25)	(0.25)	9.58
Year Ended 3/31/19	9.84	0.24	0.06	0.30	(0.25)	(0.25)	9.89
Year Ended 3/31/18	9.90	0.18	(0.06)	0.12	(0.18)	(0.18)	9.84
Class I
Year Ended 3/31/22	$9.98	0.09	(0.26)	(0.17)	(0.09)	(0.09)	$9.72
Year Ended 3/31/21	9.57	0.14	0.42	0.56	(0.15)	(0.15)	9.98
Year Ended 3/31/20	9.87	0.25	(0.29)	(0.04)	(0.26)	(0.26)	9.57
Year Ended 3/31/19	9.83	0.25	0.04	0.29	(0.25)	(0.25)	9.87
Year Ended 3/31/18	9.88	0.19	(0.05)	0.14	(0.19)	(0.19)	9.83

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

38

FINANCIAL HIGHLIGHTS

RBC Ultra-Short Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/22	(1.81)%	$ 46,963	0.38%	0.78%	0.55%	62%
Year Ended 3/31/21	5.78%	16,173	0.38%	1.30%	0.81%	56%
Year Ended 3/31/20	(0.67)%	5,745	0.38%	2.34%	1.07%	93%
Year Ended 3/31/19	3.04%	1,728	0.38%	2.41%	1.30%	57%
Year Ended 3/31/18	1.21%	1,978	0.39%(b)	1.83%	1.54%	68%
Class I
Year Ended 3/31/22	(1.72)%	$102,986	0.28%	0.87%	0.48%	62%
Year Ended 3/31/21	5.89%	79,747	0.28%	1.42%	0.77%	56%
Year Ended 3/31/20	(0.47)%	34,948	0.28%	2.56%	0.99%	93%
Year Ended 3/31/19	3.04%	30,249	0.28%	2.57%	1.07%	57%
Year Ended 3/31/18	1.42%	21,577	0.29%(b)	1.89%	1.08%	68%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)

Beginning October 2, 2017, the net operating expenses were contractually limited to 0.38% and 0.28% of average daily net assets for Class A and Class I, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended March 31, 2018.

See Notes to the Financial Statements.

39

NOTES TO FINANCIAL STATEMENTS

March 31, 2022

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 19 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). This report includes the following two investment portfolios (each a “Fund” and collectively, the “Funds”):

- RBC Short Duration Fixed Income Fund (“Short Duration Fixed Income Fund”)

- RBC Ultra-Short Fixed Income Fund (“Ultra-Short Fixed Income Fund”)

The Funds offer Class A (formerly Class F) and Class I shares. Class A and Class I shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a contingent deferred sales charge.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds. The officers of the Trust (“Fund Management”) are also employees of RBC GAM-US.

2. Significant Accounting Policies

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Security Valuation:

The Trust’s Board of Trustees (the “Board”) has adopted pricing and valuation procedures for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property and include pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, or private issuers, including commercial banks, savings and loan institutions, private mortgage insurance bankers and other secondary market issuers. These mortgage-related securities are generally valued by pricing services that use broker-dealer quotations or valuation estimates from their internal pricing models. These pricing models generally consider such factors as current market data, estimated cash flows, market-based yield spreads, and estimated prepayment rates. Securities valued using such techniques and inputs are generally categorized as Level 2 in the fair value hierarchy. To the extent significant inputs are unobservable, the securities will be categorized as Level 3.

40

NOTES TO FINANCIAL STATEMENTS

Exchange-traded futures are valued at the last sale price at the close of the market on the principal exchange on which they are traded and are categorized as Level 1 in the fair value hierarchy. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities. The Pricing Committee includes representatives of the Funds’ Advisor, and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker- dealer or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Funds’ Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•   Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

41

NOTES TO FINANCIAL STATEMENTS

•   Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•   Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair value of the Funds’ investments as of March 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Short Duration Fixed Income Fund
Assets:
Investments in Securities
Corporate Bonds	$—	$32,293,141	$—	$32,293,141
Asset Backed Securities	—	16,744,149	—	16,744,149
Collateralized Mortgage Obligations	—	5,278,370	—	5,278,370
Investment Company	1,318,402	—	—	1,318,402
U.S. Government Agency Backed Mortgages	—	10,363	—	10,363

Total Assets	$1,318,402	$54,326,023	$—	$55,644,425

Liabilities:
Other Financial Instruments*
Financial futures contracts	$(67,858)	$—	$—	$(67,858)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Ultra-Short Fixed Income Fund
Assets:
Investments in Securities
Corporate Bonds	$—	$86,175,596	$—	$86,175,596
Asset Backed Securities	—	44,102,021	—	44,102,021
Collateralized Mortgage Obligations	—	18,367,539	—	18,367,539
U.S. Government Agency Backed Mortgages	—	1,133,470	—	1,133,470
Investment Company	524,983	—	—	524,983
Other Financial Instruments*
Financial futures contracts	459,500	—	—	459,500

Total Assets	$984,483	$149,778,626	$—	$150,763,109

42

NOTES TO FINANCIAL STATEMENTS

*Other financial instruments are instruments shown on the Schedule of Portfolio Investments, such as futures contracts which are valued at fair value.

TBA Commitments:

The Funds may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under “Security Valuation”. As of March 31, 2022, Funds do not have any outstanding TBA commitments.

Derivatives:

The Funds may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities for hedging purposes only. Derivatives allow the Funds to manage their risk exposure more quickly and efficiently than other types of instruments. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Fund’s returns.

Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Funds, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective. The Funds are subject to interest rate risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below.

Financial Futures Contracts:

The Funds entered into futures contracts in an effort to manage the duration of the portfolio and hedge against certain market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

The Funds entered into U.S. Treasury Notes futures during the year ended March 31, 2022.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the fair value of the underlying instrument. A Fund would record an unrealized gain or loss each day equal to these daily payments.

Open futures contracts are shown on the Schedules of Portfolio Investments. Underlying collateral pledged for open futures contracts is the cash at brokers for financial futures contracts shown on the Statements of Assets and Liabilities at March 31, 2022.

43

NOTES TO FINANCIAL STATEMENTS

Fair Values of Derivative Financial Instrument as of March 31, 2022

Statement of Assets and Liabilities Location

Asset Derivatives

	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Interest Rate Risk:
Unrealized appreciation on futures contracts	$—	$459,500
Total	$—	$459,500

Liability Derivatives
	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Interest Rate Risk:
Unrealized depreciation on futures contracts	$67,858	$—
Total	$67,858	$—

The effect of derivative instruments on the Statement of Operations during the year ended March 31, 2022 is as follows:

Derivative Instruments Categorized by Risk Exposure	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund

Net realized Gain/(Loss) From:
Interest Rate Risk:
Financial futures contracts	$(90,959)	$611,459
Total	$(90,959)	$611,459

Derivative Instruments Categorized by Risk Exposure	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund

Net Change in Unrealized Appreciation/(Depreciation) From:
Interest Rate Risk:
Financial futures contracts	$(67,858)	$392,969
Total	$(67,858)	$392,969

For the year ended March 31, 2022, the average volume of derivative activities based on ending quarterly outstanding amounts are as follows:

	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Futures long position (contracts)	17	—
Futures short position (contracts)	—	164

Counterparty Credit Risk:

Derivatives may also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations). To the extent amounts due to the Funds from their counterparties

44

NOTES TO FINANCIAL STATEMENTS

are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. A Fund’s maximum risk of loss from counterparty credit risk on over-the-counter (“OTC”) derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds.

With exchange-traded futures, the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Affiliated Investments:

The Funds invest in another Fund of the Trust (an “Affiliated Fund”), U.S. Government Money Market Fund-RBC Institutional Class 1, as a cash sweep vehicle. The income earned by the Funds from the Affiliated Fund for the period is disclosed in the Statement of Operations. The table below details the transactions of the Funds in the Affiliated Fund.

	Value March 31, 2021	Purchases	Sales	Value March 31, 2022	Dividends
Investments in U.S. Government Money Market Fund —RBC Institutional Class 1
Short Duration Fixed Income Fund	$1,065,250	$34,344,625	$34,091,473	$1,318,402	$590
Ultra-Short Fixed Income Fund	7,352,789	139,215,114	146,042,920	524,983	958

Credit Enhancement:

Certain obligations held by the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements and third party insurance.

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method. Paydown gains and losses on mortgage- and asset-backed securities are included in the financial statements as interest income.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses

45

NOTES TO FINANCIAL STATEMENTS

are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Distributions to Shareholders:

The Funds pay out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared daily and paid monthly. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., reclassification of paydown gains and losses), they are reclassified within a Fund’s capital account based on their federal tax basis treatment.

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into an investment advisory agreement with RBC GAM-US under which RBC GAM-US manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each Fund to pay RBC GAM-US a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM-US is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate
Short Duration Fixed Income Fund	0.30%
Ultra-Short Fixed Income Fund	0.23%

RBC GAM-US has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of Class A and Class I shares of each Fund to the following levels. This expense limitation agreement is in place until July 31, 2023.

	Class A Annual Rate	Class I Annual Rate
Short Duration Fixed Income Fund	0.45%	0.35%
Ultra-Short Fixed Income Fund	0.38%	0.28%

The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses waived or reimbursed during any of the previous 3 years, provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid.

The amounts subject to possible recoupment under the expense limitation agreement as of March 31, 2022 were:

	FYE 3/31/20	FYE 3/31/21	FYE 3/31/22	Total
Short Duration Fixed Income Fund	$184,217	$217,611	$200,733	$602,561
Ultra-Short Fixed Income Fund	206,451	260,145	249,432	716,028

RBC GAM-US voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to RBC GAM-US indirectly through its investment in an affiliated money market fund. These waivers are voluntary and not subject to recoupment. These amounts are included in expenses waived/reimbursed by Advisor in the Statements of Operations. For the year ended March 31, 2022, the amounts waived were as follows:

Fees Waived
Short Duration Fixed Income Fund	$2,079
Ultra-Short Fixed Income Fund	5,586

46

NOTES TO FINANCIAL STATEMENTS

RBC GAM-US serves as co-administrator to the Funds. The Bank of New York Mellon. (“BNY Mellon”) serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, RBC GAM-US does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by the Funds based in part on the Funds’ average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent trustees (trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $76,000. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, independent trustees receive a quarterly meeting fee of $6,500, for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or special board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in “Trustees’ fees”.

4. Fund Distribution:

Each of the Funds has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for or to reimburse the Distributor for distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I. The current Plan fee rate for Class A is 0.10%.

Plan fees are based on average daily net assets of Class A. The Distributor, subject to applicable legal requirements, may waive a Plan fee voluntarily, in whole or in part. For the year ended March 31, 2022, there were no fees waived by the Distributor.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2022 were as follows:

	Purchases (Excl. U.S. Gov’t)	Sales (Excl. U.S. Gov’t)	Purchases of U.S. Gov’t.	Sales of U.S. Gov’t.

Short Duration Fixed Income Fund	$ 30,238,591	$38,285,070	$ 4,364,777	$3,540,129
Ultra-Short Fixed Income Fund	133,700,505	72,790,468	12,362,127	8,219,699

47

NOTES TO FINANCIAL STATEMENTS

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	Short Duration Fixed Income Fund		Ultra-Short Fixed Income Fund
	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$932,000	$709,715	$51,479,702	$12,835,122
Distributions reinvested	17,852	7,561	278,124	134,440
Cost of shares redeemed	(434,544)	(614,498)	(19,746,525)	(2,839,365)

Change in Class A	$515,308	$102,778	$32,011,301	$10,130,197

Class I
Proceeds from shares issued	$24,383,849	$21,794,611	$136,950,275	$80,154,732
Distributions reinvested	944,122	1,193,085	849,270	580,363
Cost of shares redeemed	(32,701,823)	(17,352,591)	(111,619,850)	(37,477,473)

Change in Class I	$(7,373,852)	$5,635,105	$26,179,695	$43,257,622

Change in net assets resulting from capital transactions	$(6,858,544)	$5,737,883	$58,190,996	$53,387,819

SHARE TRANSACTIONS:
Class A
Issued	91,553	70,845	5,167,589	1,290,212
Reinvested	1,781	744	28,087	13,499
Redeemed	(42,984)	(60,614)	(1,988,266)	(284,952)

Change in Class A	50,350	10,975	3,207,410	1,018,759

Class I
Issued	2,441,697	2,147,703	13,786,726	8,042,106
Reinvested	94,243	117,499	85,726	58,388
Redeemed	(3,221,799)	(1,710,568)	(11,265,498)	(3,763,365)

Change in Class I	(685,859)	554,634	2,606,954	4,337,129

Change in shares resulting from capital transactions	(635,509)	565,609	5,814,364	5,355,888

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Fund Management has analyzed the Fund’s tax positions taken or expected to be taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

48

NOTES TO FINANCIAL STATEMENTS

As of and during the year ended March 31, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2022, the Funds did not incur any interest or penalties.

As of March 31, 2022, the tax cost of investments and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

	Tax Cost Of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Short Duration Fixed Income Fund	$56,989,802	$29,201	$(1,442,436)	$(1,413,235)
Ultra-Short Fixed Income Fund	155,128,752	48,142	(4,413,785)	(4,365,643)

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable to the mark to market on derivatives.

The tax character of distributions during the year ended March 31, 2022 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Short Duration Fixed Income Fund	$660,793	$329,272	$ 990,065	$ 990,065
Ultra-Short Fixed Income Fund	1,194,953	2,113	1,197,066	1,197,066

The tax character of distributions during the year ended March 31, 2021 were as follows:

	Distributions Paid From
	Ordinary Income	Total Taxable Distributions	Total Distributions Paid
Short Duration Fixed Income Fund	$1,200,990	$1,200,990	$1,200,990
Ultra-Short Fixed Income Fund	783,235	783,235	783,235

Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

49

NOTES TO FINANCIAL STATEMENTS

As of March 31, 2022, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Undistributed ordinary income	$860	$—
Undistributed long term gain	—	356,227

Accumulated earnings	860	356,227
Deferred qualified late-year losses	(159,017)	—
Unrealized depreciation	(1,413,235)	(4,365,643)
Other temporary differences	(1,376)	(3,346)

Total Accumulated Losses	$(1,572,768)	$(4,012,762)

During the year ended March 31, 2022 the Short Duration Fixed Income Fund and Ultra-Short Fixed Income Fund utilized $0 and $177,568, respectively, of capital loss carryforwards.

Under current tax law, Post-October Capital Losses and Late-Year Ordinary Losses may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. Short Duration Fixed Income Fund had $159,017 of qualified late-year losses this year. Ultra Short Fund didn’t have any.

8. Line of Credit

The Funds, along with other Funds within the Trust, participate in an uncommitted, secured $500,000,000 line of credit with U.S. Bank, N.A. (the “Bank”), the Funds’ custodian, to be used to fund shareholder redemption requests and for other short-term temporary or emergency general business purposes. The line of credit has a scheduled termination date of July 30, 2022. Interest is charged on borrowings under this line of credit at the Bank’s prime lending rate per annum. Since multiple funds within the Trust participate in this line of credit, there is no assurance that an individual fund will have access to all or any part of the $500,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at March 31, 2022 and there were no borrowings made by the Funds during the period.

9. Significant Risks

Shareholder concentration risk:

As of March 31, 2022, the following Funds had omnibus accounts which each owned more than 10% of a Fund’s outstanding shares as shown below:

	# of Omnibus Accounts	% of Fund
Short Duration Fixed Income Fund	3	97.4%
Ultra-Short Fixed Income Fund	1	68.2%

In addition, an unaffiliated shareholder owned 18.1% of the Ultra-Short Fixed Income Fund as of March 31, 2022. Significant transactions by these shareholders may impact the Funds’ performance.

Market risk:

One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different

50

NOTES TO FINANCIAL STATEMENTS

country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations.

In response to political and military actions undertaken by Russia, the U.S., European Union, and other jurisdictions have imposed economic sanctions against certain Russian individuals, entities and sectors. These sanctions and the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Sanctions could impair the a fund’s ability to invest in accordance with its investment program, to determine the overall value of its net assets, and to sell holdings as needed to meet shareholder redemptions. As of March 31, 2022, none of the Funds’ investments were in violation of such sanctions.

10. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund (two of the funds constituting RBC Funds Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2022 and each of the financial highlights for each of the five years in the period ended March 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota

May 24, 2022

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

52

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended March 31, 2022, the following Funds had a qualified interest income percentage of:

Qualified Interest Income
Short Duration Fixed Income Fund	87.60%
Ultra-Short Fixed Income Fund	85.75%

For the year ended March 31, 2022, the following Funds had a qualified short term gains percentage of:

Qualified Short-Term Gains
Short Duration Fixed Income Fund	3.22%

Pursuant to Internal Revenue Code Section 852(b)(3), the Short Duration Fund reported $329,272 and the Ultra Short Fund reorted $358,340 as long-term capital gain distributions for the year ended March 31, 2022.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

53

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Phillip G. Goff. (58)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2020

Principal Occupation(s) During Past 5 Years: Senior Vice President/Corporate Controller and Funds Treasurer, TIAA (October 2006-August 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to 2020); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (73)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to 2020); Chief Investment Officer, Chinquapin Trust Company (1999 to 2020)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

54

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward, CFA (69)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to 2019)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (58)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

55

MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

Kathleen A. Gorman (58)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012 and Assistant Secretary, (March 2018 to present)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (March 2018 to present);Chief Compliance Officer, RBC Funds (2006 to 2012)

Kathleen A. Hegna (55)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

Christina M. Weber (53)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017); Senior Compliance Officer, RBC Funds (March 2012 to December 2012)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

56

SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer Class A and Class I shares.

Class A

Class A shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load). Class A shares currently include a 0.10% (10 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

57

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021 through March 31, 2022.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period* 10/1/21–3/31/22	Annualized Expense Ratio During Period 10/1/21–3/31/22
Short Duration Fixed Income Fund
Class A	$1,000.00	$967.30	$2.21	0.45%
Class I	1,000.00	967.70	1.72	0.35%
Ultra-Short Fixed Income Fund
Class A	1,000.00	978.20	1.87	0.38%
Class I	1,000.00	979.60	1.38	0.28%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/365 (to reflect one half year period).

58

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period* 10/1/21-3/31/22	Annualized Expense Ratio During Period 10/1/21-3/31/22
Short Duration Fixed Income Fund
Class A	$1,000.00	$1,022.69	$2.27	0.45%
Class I	1,000.00	1,023.19	1.77	0.35%
Ultra-Short Fixed Income Fund
Class A	1,000.00	1,023.04	1.92	0.38%
Class I	1,000.00	1,023.54	1.41	0.28%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/365 (to reflect one half year period).

59

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

Statement Regarding Liquidity Risk Management Program

This section discusses the operation and effectiveness of the Liquidity Risk Management Program (the “Program”) of RBC Funds Trust (the “Trust”), including each of its series (each, a “Fund” and collectively, the “Funds”), established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule” and the “1940 Act,” respectively). The Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act, approved the Program on behalf of each Fund, as required pursuant to the Liquidity Rule. The Board also approved the designation of RBC Global Asset Management (U.S.) Inc. (“RBC”), the investment adviser to each Fund, as the Program Administrator for the Program. RBC administers day-to-day implementation of the Program through a working group known as the Liquidity Risk Committee (the “Committee”), as set forth in the Program.

RBC, as Program Administrator, provided the Board with a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation, including, if applicable, the operation of any Fund’s highly liquid investments minimum (“HLIM”) and any material changes to the Program (the “Report”).

The Report covered the year ending December 31, 2021 (the “Review Period”).

I. Key Conclusions of the Report

The Program, as implemented, is reasonably designed to assess and manage each Fund’s liquidity risk. During the Review Period, the Program was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk. No Fund was required to set an HLIM and each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund. There were no material changes to the Program implemented during the Review Period.

II. Summary of the Review

A. Liquidity Risk Assessment and Review

Throughout the Review Period, the Program Administrator, in consultation with investment personnel, monitored the Funds’ portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program, monthly in connection with recording the liquidity classification for each portfolio investment for reporting on Form N-PORT, and in Board reporting throughout the Review Period.

The Program Administrator also conducted an annual review assessing each Fund’s liquidity risk as described in the Report, in accordance with the requirements of the Program and the Liquidity Rule, taking into account the following factors enumerated in the Liquidity Rule and identified in the Program, as applicable:

a. Each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions, including: (i) whether the Fund’s investment strategy is appropriate for an open-end fund; (ii) the extent to which the Fund’s strategy involves a relatively concentrated portfolio or large positions in particular issuers; (iii) the Fund’s use of borrowings for investment purposes; and (iv) the Fund’s use of derivatives (including for hedging purposes);

b. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; and

c. Holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

Investment Strategy and Portfolio Liquidity. The Program Administrator considered the factors identified above, among others, during both normal and reasonably foreseeable stressed conditions as provided in the Program. Pursuant to the review, the Program Administrator determined that each Fund’s investment strategy and use of derivatives are appropriate for an open-end fund.

Cash Flow. The Funds’ cash flows did not have a material effect on the ability to meet redemptions during the Review Period.

60

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

Holdings of Cash and Borrowing Arrangements. As described in the Report, the Program Administrator determined that the Funds’ holdings of cash and borrowing arrangements were adequate for meeting the Funds’ expected cash flow needs to meet redemptions during the Review Period.

In light of the assessment and review as discussed above, the Program Administrator did not recommend any material changes in the management of the Funds’ liquidity risks, including with respect to any of the above factors.

B. Review of Initial Liquidity Risk

During the Review Period, the Trust launched three new Funds. The Program Administrator conducted initial liquidity risk reviews for each of these Funds and concluded that there were no significant liquidity risk concerns related to any of them.

C. Portfolio Holdings Classifications

During the Review Period, each Fund’s portfolio holdings (including derivative investments) were classified monthly as Highly Liquid Investments, Moderately Liquid Investments, Less Liquid Investments and Illiquid Investments pursuant to the Program, as required by the Liquidity Rule.

During the Review Period, the Funds classified portfolio investments (including, as applicable, derivatives transactions) according to asset class when appropriate, as described in the Program. In addition, pursuant to the Program, each Fund must separately classify and review any investment within an asset class if any market, trading, or investment-specific considerations are reasonably expected to significantly affect the liquidity of the investment as compared the Fund’s other portfolio holdings within that asset class. During the Review Period, there were no circumstances in which a Fund was required to separately classify any investment within an asset class.

Market Depth—Reasonably Anticipated Trading Size (“RATS”). In classifying and reviewing its portfolio investments or asset classes (as applicable), each Fund must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity. Each Fund must take this determination into account when classifying the liquidity of that investment or asset class. There were no material changes to the RATS assumptions for the Funds during the Review period.

Classification Review. As required by the Liquidity Rule, the Funds reviewed liquidity classifications on a monthly basis during the Review Period as described in the Program. The Committee met monthly to review its portfolio investments’ classifications in connection with recording the liquidity classification for each portfolio investment for reporting on Form N-PORT. The Program Administrator oversaw the Funds’ process for classifying portfolio holdings under the Liquidity Rule and reviewed the classifications, as described in the Program. This review included a review of the methodology and data inputs used. During the Review Period, the Program Administrator determined that there were no material operational issues with the process for classifying portfolio holdings.

D. HLIM

The Program Administrator reviewed the process and standards for determining that each Fund primarily holds investments that are highly liquid. There were no changes recommended in the Report with respect to the status of any Fund as a Primarily Highly Liquid Fund (“PHLF”) and each Fund qualified as a PHLF on an ongoing basis during the Review Period as described in the Report. Accordingly, an HLIM was not required for any Fund during the Review Period pursuant to the relevant provisions of the Program.

E. Compliance with the 15% Limitation on Illiquid Investments

Pursuant to the Liquidity Rule, no Fund may acquire any illiquid investment if, after the acquisition, the Fund would have invested more than 15% of its assets in illiquid investments that are assets (the “15% Limit”). The Program Administrator monitored compliance with the 15% Limit as described in the Program. At no time during the Review Period did any Fund breach the 15% limit.

61

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

F. Redemptions in Kind

There were planned redemptions in-kind effected in two Funds during the Review Period. The investment teams were given ample notice ahead of the redemptions and were able to prepare for the outflows.

G. SEC Reporting

The Funds met their monthly Form N-PORT filing requirements during the period. No reports on Form N-LIQUID were required to be filed during the period and none were filed.

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64

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.com

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended March 31, 2022.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-FI AR 03-22

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Phillip G. Goff and James R. Seward are qualified to serve as an audit committee financial expert serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $252,800 for 2022 and $255,700 for 2021.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2022 and $0 for 2021.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $28,755 for 2022 and $29,120 for 2021.

[Tax fees for both years relate to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee is $0 and $0, respectively.]

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2022 and $0 for 2021.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee (“Committee”) will review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Trust employ the Funds’ auditor to render “permissible non-audit services” to the Funds. A “permissible non-audit service” is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X or other applicable law or regulation. The Committee will also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds (an “Adviser-affiliated service provider”), employ the Funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Committee shall consider whether the provision of such services is consistent with the auditor’s independence. (See also “Delegation” below.)

Pre-approval by the Committee of non-audit services is not required so long as:

(1)            (A)    with respect to the Funds, the aggregate amount of all such permissible non-audit services provided to the Funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the Funds during the fiscal year in which the services are provided; or

                    (B)     with respect to the Adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Funds, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided;

(2)            such services were not recognized by the Funds at the time of the engagement to be non-audit services; and

(3)            such services are promptly brought to the attention of the Committee and approved by the Committee or its delegate or delegates, as defined below, prior to the completion of the audit.

(c)            Delegation

The Committee may delegate to one or more of its members and/or to officers of the Trust the authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the Funds up to a predetermined amount. Any pre-approval determination made by a delegate will be presented to the full Committee at its next meeting. The Committee will communicate any pre-approval made by a delegate to the Trust’s fund accounting agent, which will ensure that the appropriate disclosure is made in the Funds’ periodic reports and other documents as required under the Federal securities laws.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $ 326,828 for 2022 and $358,941 for 2021.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RBC Funds Trust

By (Signature and Title)*	/s/ Kathleen A. Gorman
Kathleen A. Gorman, President and Chief Executive Officer (principal executive officer)

Date	May 31, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kathleen A. Gorman
Kathleen A. Gorman, President and Chief Executive Officer (principal executive officer)

Date	May 31, 2022

By (Signature and Title)*	/s/ Kathleen A. Hegna
Kathleen A. Hegna, Treasurer and Chief Financial Officer (principal financial officer)

Date	May 31, 2022

* Print the name and title of each signing officer under his or her signature.